UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2010

Item 1:	Reports to Shareholders.

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2010

Lord Abbett Series Fund — Bond Debenture Portfolio

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Bond Debenture Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 12.31%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index,1 which returned 6.54% over the same period.

Many fixed-income categories posted positive returns during the year, and corporate credit assets, including convertible securities, lower-rated investment-grade bonds, high-yield bonds, and floating-rate loans, led the way. Historically low interest rates and strong investor demand created a positive environment for corporate credit during the year, as many companies were able to refinance existing debt, extend upcoming bond maturities, or otherwise enhance their financial flexibility. Amid these conditions, default rates on high-yield bonds and floating-rate loans dropped to historically low levels of about 1% and 2%, respectively, at the end of the year.

The Fund’s performance was helped by increased exposure to credit-sensitive assets such as high-yield corporates and convertible securities, and maintaining a 0% allocation to more rate-sensitive holdings such as Treasuries and agency mortgage-backed securities (MBS). The bond market’s rally during the year was led by lower-rated credits; thus, the portfolio benefited from increased positions in lower-quality credits. At the industry level, among the industries contributing the most to Fund performance were automobile parts and equipment, banking, and energy/exploration and production.

Among the industries detracting from Fund performance were electric-generation and health services. The returns within printing and publishing, although positive, were also among the lowest. Although the printing and publishing industry has recovered some of the losses experienced during the recession, it continues to be challenged by the decline in print advertising sales as consumers continue to shift from newspapers to the internet, and the economy continues to recover.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and U.S. dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays Capital U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended Dec 31, 2010

	1 Year	5 Years	Life of Class
Class VC2	12.31%	7.63%	8.03%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on December 3, 2001.

2    The Class VC shares commenced operations and performance for the Class began on December 3, 2001.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 – 12/31/10
Class VC
Actual	$1,000.00	$1,093.10	$4.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.68	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Agency	0.49%
Automotive	3.00%
Banking	4.75%
Basic Industry	10.25%
Capital Goods	9.60%
Consumer Cyclical	4.95%
Consumer Discretionary	0.07%
Consumer Non-Cyclical	3.87%
Energy	11.38%
Financial Services	3.55%
Healthcare	9.47%
Insurance	1.49%
Local-Authority	0.15%
Media	6.93%
Municipal	0.06%
Real Estate	1.35%
Services	10.14%
Technology & Electronics	7.18%
Telecommunications	7.87%
Utility	2.54%
Short-Term Investment	0.91%
100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2010

Investments			Shares (000)	Value
LONG-TERM INVESTMENTS 98.26%

COMMON STOCKS 1.06%

Auto Parts & Equipment 0.19%
Cooper-Standard Holdings, Inc.*			3	$150,075
Cooper-Standard Holdings, Inc.*(a)			19	866,340

Total				1,016,415

Chemicals 0.07%
LyondellBasell Industries NV Class A (Netherlands)*(b)			12	412,800

Forestry/Paper 0.07%
Smurfit-Stone Container Corp.*			15	384,000

Life Insurance 0.09%
MetLife, Inc.			11	470,353

Media: Cable 0.16%
Charter Communications, Inc. Class A*(c)			23	883,432

Metals/Mining (Excluding Steel) 0.20%
Barrick Gold Corp. (Canada)(b)			20	1,088,488

Pharmaceuticals 0.28%
Mylan, Inc.*			73	1,546,399

Total Common Stocks (cost $3,334,090)				5,801,887

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 11.61%

Airlines 0.30%
AMR Corp.	6.25%	10/15/2014	$375	426,563
United Continental Holdings, Inc.	4.50%	6/30/2021	1,175	1,195,562

Total				1,622,125

Automakers 0.37%
Ford Motor Co.	4.25%	11/15/2016	1,000	2,003,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverages 0.40%
Central European Distribution Corp. (Poland)(b)	3.00%	3/15/2013	$1,400	$1,305,500
Molson Coors Brewing Co.	2.50%	7/30/2013	750	871,875

Total				2,177,375

Computer Hardware 0.54%
Intel Corp.	2.95%	12/15/2035	1,250	1,251,562
SanDisk Corp.	1.00%	5/15/2013	1,750	1,693,125

Total				2,944,687

Department Stores 0.09%
Saks, Inc.†	7.50%	12/1/2013	230	485,300

Diversified Capital Goods 0.53%
General Cable Corp. (2.25% after 11/15/19)~	4.50%	11/15/2029	475	567,031
Ingersoll-Rand Co., Ltd.	4.50%	4/15/2012	300	797,250
Textron, Inc.	4.50%	5/1/2013	800	1,524,000

Total				2,888,281

Electronics 0.29%
Itron, Inc.	2.50%	8/1/2026	1,500	1,586,250

Food: Wholesale 0.26%
Archer Daniels Midland Co.	0.875%	2/15/2014	1,400	1,436,750

Health Services 0.48%
Human Genome Sciences, Inc.	2.25%	10/15/2011	1,050	1,681,312
Human Genome Sciences, Inc.	2.25%	8/15/2012	200	304,500
Omnicare, Inc.	3.75%	12/15/2025	550	616,000

Total				2,601,812

Integrated Energy 0.14%
SunPower Corp.	4.75%	4/15/2014	825	764,156

Machinery 0.44%
Roper Industries, Inc.	Zero Coupon	1/15/2034	2,500	2,396,875

Media: Broadcast 0.15%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	835	831,869

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Diversified 0.15%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	$1,200	$828,000

Media: Services 0.22%
Interpublic Group of Cos., Inc.	4.25%	3/15/2023	600	671,250
Omnicom Group, Inc.	Zero Coupon	7/1/2038	500	531,875

Total				1,203,125

Medical Products 0.93%
Allergan, Inc.	1.50%	4/1/2026	2,750	3,121,250
Fisher Scientific International, Inc.	3.25%	3/1/2024	425	595,531
Medtronic, Inc.	1.625%	4/15/2013	550	556,188
NuVasive, Inc.	2.25%	3/15/2013	800	784,000

Total				5,056,969

Metals/Mining (Excluding Steel) 0.45%
Newmont Mining Corp.	1.25%	7/15/2014	1,000	1,438,750
Newmont Mining Corp.	3.00%	2/15/2012	500	698,125
Patriot Coal Corp.	3.25%	5/31/2013	350	332,063

Total				2,468,938

Monoline Insurance 0.13%
Radian Group, Inc.	3.00%	11/15/2017	725	713,219

Oil Field Equipment & Services 0.07%
Exterran Energy Corp.	4.75%	1/15/2014	400	397,000

Packaging 0.27%
Owens-Brockway Glass Container, Inc.†	3.00%	6/1/2015	1,475	1,491,594

Pharmaceuticals 1.79%
ALZA Corp.	Zero Coupon	7/28/2020	1,000	886,250
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	1,000	1,705,000
Cephalon, Inc.	2.00%	6/1/2015	450	633,938
Gilead Sciences, Inc.	0.625%	5/1/2013	1,600	1,772,000
Salix Pharmaceuticals Ltd.	2.75%	5/15/2015	1,000	1,278,750
Teva Pharmaceutical Finance Co. BV (Israel)(b)	1.75%	2/1/2026	2,000	2,202,500
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	1,250	1,270,312

Total				9,748,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Value
Real Estate Investment Trusts 0.15%
ProLogis	3.25%	3/15/2015	$725		$806,563

Software/Services 2.15%
Alliance Data Systems Corp.	1.75%	8/1/2013	750		808,125
Concur Technologies, Inc.†	2.50%	4/15/2015	1,120		1,328,600
EMC Corp.	1.75%	12/1/2011	1,250		1,814,063
GSI Commerce, Inc.	2.50%	6/1/2027	1,000		1,091,250
Informatica Corp.	3.00%	3/15/2026	700		1,539,125
Nuance Communications, Inc.	2.75%	8/15/2027	1,810		2,133,537
Symantec Corp.	1.00%	6/15/2013	1,400		1,597,750
Xilinx, Inc.†	2.625%	6/15/2017	1,200		1,413,000

Total					11,725,450

Support: Services 0.26%
CRA International, Inc.	2.875%	6/15/2034	400		420,500
FTI Consulting, Inc.	3.75%	7/15/2012	750		963,750

Total					1,384,250

Telecommunications Equipment 0.64%
Ciena Corp.†	3.75%	10/15/2018	1,250		1,565,625
JDS Uniphase Corp.	1.00%	5/15/2026	2,000		1,905,000

Total					3,470,625

Telecommunications: Wireless 0.41%
SBA Communications Corp.	4.00%	10/1/2014	1,500		2,235,000

Total Convertible Bonds (cost $56,542,177)					63,268,713

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 3.72%

Agency/Government Related 0.00%
Fannie Mae	8.75%		20		10,000

Auto Parts & Equipment 0.02%
Cooper-Standard Holdings, Inc. PIK(a)	7.00%		–	(d)	123,025

Automakers 0.16%
General Motors Co.	4.75%		16		871,171

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Shares (000)		Value
Banking 1.52%
Bank of America Corp.	7.25%			3	$2,392,425
Citigroup, Inc.	7.50%			16	2,118,695
Fifth Third Bancorp	8.50%			12	1,783,080
Wells Fargo & Co.	7.50%			2	2,001,100

Total					8,295,300

Electric: Integrated 0.08%
PPL Corp.	9.50%			7	406,778

Energy: Exploration & Production 0.79%
Apache Corp.	6.00%			65	4,306,900

Gas Distribution 0.41%
El Paso Corp.	4.99%			1	1,176,500
Williams Cos., Inc. (The)	5.50%			9	1,060,781

Total					2,237,281

Investments & Miscellaneous Financial Services 0.23%
AMG Capital Trust I	5.10%			25	1,254,688

Multi-Line Insurance 0.21%
Hartford Financial Services Group, Inc. (The)	7.25%			45	1,152,450

Railroads 0.30%
Kansas City Southern	5.125%			1	1,600,250

Total Convertible Preferred Stocks (cost $17,825,829)					20,257,843

		Maturity Date	Principal Amount (000)
FOREIGN BOND 0.10%

Netherlands
Ziggo Bond Co. BV†(e) (cost $523,445)	8.00%	5/15/2018	EUR	400	553,228

GOVERNMENT SPONSORED ENTERPRISES BOND 0.48%
Federal National Mortgage Assoc. (cost $2,549,743)	3.25%	4/9/2013		$2,500	2,640,845

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
HIGH YIELD CORPORATE BONDS 80.93%

Aerospace/Defense 1.44%
Alliant Techsystems, Inc.	6.875%	9/15/2020	$225	$232,594
Esterline Technologies Corp.	6.625%	3/1/2017	650	659,750
Esterline Technologies Corp.†	7.00%	8/1/2020	550	569,250
L-3 Communications Corp.	6.375%	10/15/2015	2,100	2,173,500
Mantech International Corp.	7.25%	4/15/2018	800	840,000
Moog, Inc.	6.25%	1/15/2015	550	558,250
Spirit Aerosystems, Inc.†	6.75%	12/15/2020	1,600	1,608,000
Spirit Aerosystems, Inc.	7.50%	10/1/2017	595	621,775
Triumph Group, Inc.	8.00%	11/15/2017	575	600,875

Total				7,863,994

Airlines 0.46%
Delta Air Lines, Inc.	4.95%	5/23/2019	250	250,938
Delta Air Lines, Inc.†	9.50%	9/15/2014	180	196,875
United Airlines, Inc.	6.636%	7/2/2022	500	500,835
United Airlines, Inc.†	9.875%	8/1/2013	900	974,250
United Airlines, Inc.†	12.00%	11/1/2013	525	581,437

Total				2,504,335

Apparel/Textiles 0.47%
Hanesbrands, Inc.†	6.375%	12/15/2020	700	668,500
Levi Strauss & Co.	7.625%	5/15/2020	475	492,813
Levi Strauss & Co.	8.875%	4/1/2016	850	901,000
Quiksilver, Inc.	6.875%	4/15/2015	500	491,250

Total				2,553,563

Auto Loans 0.23%
Ford Motor Credit Co. LLC	7.25%	10/25/2011	1,000	1,033,749
Hyundai Capital America†	3.75%	4/6/2016	225	221,239

Total				1,254,988

Auto Parts & Equipment 1.37%
BorgWarner, Inc.	4.625%	9/15/2020	325	321,481
Cooper-Standard Automotive, Inc.†	8.50%	5/1/2018	1,000	1,065,000
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	700	801,500
Pinafore LLC/Pinafore, Inc.†	9.00%	10/1/2018	500	542,500
Stanadyne Corp.	10.00%	8/15/2014	375	381,563

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Auto Parts & Equipment (continued)
Stoneridge, Inc.†	9.50%	10/15/2017		$475	$515,375
Tenneco, Inc.†	6.875%	12/15/2020		775	796,312
Tenneco, Inc.†	7.75%	8/15/2018		175	186,375
TRW Automotive, Inc.†	7.25%	3/15/2017		1,575	1,704,937
TRW Automotive, Inc.†	8.875%	12/1/2017		1,000	1,125,000

Total					7,440,043

Automakers 0.63%
Ford Motor Co.	7.45%	7/16/2031		1,375	1,479,844
Navistar International Corp.	8.25%	11/1/2021		1,380	1,490,400
Oshkosh Corp.	8.50%	3/1/2020		425	468,562

Total					3,438,806

Banking 3.06%
Ally Financial, Inc.†	7.50%	9/15/2020		850	895,687
Ally Financial, Inc.	8.30%	2/12/2015		1,700	1,874,250
Bank of America Corp.	5.75%	12/1/2017		750	781,579
Capital One Capital VI	8.875%	5/15/2040		1,500	1,573,125
Discover Bank	8.70%	11/18/2019		500	589,498
Fifth Third Capital Trust IV	6.50%	4/15/2037		1,300	1,244,750
Huntington BancShares, Inc.	7.00%	12/15/2020		325	342,805
JPMorgan Chase & Co.	6.00%	1/15/2018		1,500	1,677,547
JPMorgan Chase & Co.	7.90%	–	(f)	450	479,957
Morgan Stanley	6.00%	4/28/2015		1,500	1,626,052
Regions Bank	7.50%	5/15/2018		550	567,297
Regions Financial Corp.	7.75%	11/10/2014		375	390,323
Royal Bank of Scotland Group plc (The) (United Kingdom)(b)	6.40%	10/21/2019		375	378,011
Silicon Valley Bank	6.05%	6/1/2017		1,000	1,015,889
SVB Financial Group	5.375%	9/15/2020		600	578,020
Wachovia Capital Trust III	5.80%	–	(f)	750	653,437
Washington Mutual Bank(g)	6.875%	6/15/2011		1,250	4,688
Zions Bancorporation	7.75%	9/23/2014		1,900	1,982,359

Total					16,655,274

Beverages 0.47%
CEDC Finance Corp. International, Inc.†	9.125%	12/1/2016		625	667,188
Constellation Brands, Inc.	7.25%	5/15/2017		1,775	1,888,156

Total					2,555,344

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Brokerage 0.45%
Cantor Fitzgerald LP†	7.875%	10/15/2019	$400	$412,579
Lazard Group LLC	7.125%	5/15/2015	850	916,135
Raymond James Financial, Inc.	8.60%	8/15/2019	950	1,127,646

Total				2,456,360

Building & Construction 0.50%
K. Hovnanian Enterprises, Inc.	10.625%	10/15/2016	500	515,000
KB Home	9.10%	9/15/2017	1,000	1,065,000
Lennar Corp.	12.25%	6/1/2017	950	1,149,500

Total				2,729,500

Building Materials 0.73%
Building Materials Corp. of America†	7.50%	3/15/2020	550	562,375
Cemex Finance LLC†	9.50%	12/14/2016	250	259,063
Interline Brands, Inc.†	7.00%	11/15/2018	825	841,500
Masco Corp.	7.125%	3/15/2020	1,250	1,309,866
Owens Corning, Inc.	9.00%	6/15/2019	875	1,028,112

Total				4,000,916

Chemicals 3.58%
Airgas, Inc.	7.125%	10/1/2018	1,250	1,387,500
Ashland, Inc.	9.125%	6/1/2017	825	954,937
Celanese US Holdings LLC†	6.625%	10/15/2018	1,325	1,371,375
CF Industries, Inc.	7.125%	5/1/2020	400	439,000
Chemtura Corp.†	7.875%	9/1/2018	1,250	1,331,250
Huntsman International LLC	8.625%	3/15/2020	2,000	2,185,000
INEOS Finance plc (United Kingdom)†(b)	9.00%	5/15/2015	250	267,188
INEOS Group Holdings plc (United Kingdom)†(b)	8.50%	2/15/2016	1,500	1,436,250
INVISTA†	9.25%	5/1/2012	161	164,220
Lyondell Chemical Co.†	8.00%	11/1/2017	1,349	1,495,704
Momentive Performance Materials, Inc.†	9.00%	1/15/2021	1,250	1,321,875
Mosaic Co. (The)†	7.375%	12/1/2014	500	517,572
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	1,050	1,203,850
Nalco Co.†	6.625%	1/15/2019	850	873,375
Nalco Co.	8.25%	5/15/2017	675	734,906
Nalco Co.	8.875%	11/15/2013	875	893,047
Phibro Animal Health Corp.†	9.25%	7/1/2018	1,350	1,397,250
Potash Corp. of Saskatchewan, Inc. (Canada)(b)	4.875%	3/30/2020	500	523,324

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals (continued)
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	$1,008	$1,038,240

Total				19,535,863

Computer Hardware 0.54%
Brocade Communications Systems, Inc.	6.625%	1/15/2018	1,250	1,321,875
Brocade Communications Systems, Inc.	6.875%	1/15/2020	750	802,500
Seagate HDD Cayman†	6.875%	5/1/2020	875	840,000

Total				2,964,375

Consumer/Commercial/Lease Financing 2.00%
American General Finance Corp.	6.90%	12/15/2017	1,725	1,401,562
AWAS Aviation Capital Ltd. (Ireland)†(b)	7.00%	10/15/2016	1,000	996,250
CIT Group, Inc.	7.00%	5/1/2016	5,000	5,031,250
International Lease Finance Corp.†	7.125%	9/1/2018	400	427,000
International Lease Finance Corp.	8.25%	12/15/2020	275	283,594
International Lease Finance Corp.†	8.625%	9/15/2015	700	754,250
International Lease Finance Corp.†	8.75%	3/15/2017	1,000	1,075,000
Provident Funding Associates†	10.25%	4/15/2017	900	938,250

Total				10,907,156

Consumer Products 0.74%
Church & Dwight Co., Inc.	3.35%	12/15/2015	200	200,858
Elizabeth Arden, Inc.	7.75%	1/15/2014	1,625	1,656,484
Jarden Corp.	6.125%	11/15/2022	750	719,063
Scotts Miracle-Gro Co. (The)†	6.625%	12/15/2020	1,475	1,482,375

Total				4,058,780

Department Stores 0.80%
J.C. Penney Corp., Inc.	7.125%	11/15/2023	300	311,250
J.C. Penney Corp., Inc.	7.95%	4/1/2017	250	273,750
Macy’s Retail Holdings, Inc.	5.90%	12/1/2016	1,700	1,823,250
Macy’s Retail Holdings, Inc.	6.375%	3/15/2037	945	930,825
Macy’s Retail Holdings, Inc.	7.875%	7/15/2015	850	998,750

Total				4,337,825

Diversified Capital Goods 2.52%
Actuant Corp.	6.875%	6/15/2017	2,100	2,157,750
Amsted Industries, Inc.†	8.125%	3/15/2018	875	932,969
Belden, Inc.	7.00%	3/15/2017	1,750	1,780,625

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Capital Goods (continued)
Belden, Inc.	9.25%	6/15/2019	$800	$881,000
Mueller Water Products, Inc.	7.375%	6/1/2017	1,275	1,236,750
Park-Ohio Industries, Inc.	8.375%	11/15/2014	1,025	1,045,500
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018	1,750	1,868,125
Sensus USA, Inc.	8.625%	12/15/2013	405	413,100
SPX Corp.†	6.875%	9/1/2017	1,300	1,387,750
Timken Co.	6.00%	9/15/2014	875	963,986
Valmont Industries, Inc.	6.625%	4/20/2020	1,000	1,042,090

Total				13,709,645

Electric: Generation 0.89%
Dynegy Holdings, Inc.	7.75%	6/1/2019	575	386,688
Dynegy Holdings, Inc.	8.375%	5/1/2016	1,500	1,128,750
Edison Mission Energy	7.75%	6/15/2016	400	346,000
Mirant Americas Generation LLC	9.125%	5/1/2031	1,275	1,262,250
Texas Competitive Electric Holdings Co. LLC	10.25%	11/1/2015	3,000	1,710,000

Total				4,833,688

Electric: Integrated 1.55%
AES Corp. (The)	8.00%	10/15/2017	1,600	1,700,000
Commonwealth Edison Co.	5.80%	3/15/2018	1,900	2,133,567
Connecticut Light & Power Co. (The)	5.50%	2/1/2019	1,100	1,224,227
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	1,000	994,328
EDP Finance BV (Netherlands)†(b)	4.90%	10/1/2019	135	115,275
EDP Finance BV (Netherlands)†(b)	6.00%	2/2/2018	100	93,599
PECO Energy Co.	5.35%	3/1/2018	500	555,473
PSEG Power LLC	5.32%	9/15/2016	1,500	1,643,330

Total				8,459,799

Electronics 1.04%
Advanced Micro Devices, Inc.†	7.75%	8/1/2020	1,350	1,407,375
Freescale Semiconductor, Inc.†	9.25%	4/15/2018	500	552,500
Freescale Semiconductor, Inc.†	10.75%	8/1/2020	1,300	1,423,500
KLA-Tencor Corp.	6.90%	5/1/2018	875	963,902
NXP BV LLC (Netherlands)(b)	9.50%	10/15/2015	500	536,250
NXP BV LLC (Netherlands)†(b)	9.75%	8/1/2018	700	791,000

Total				5,674,527

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Energy: Exploration & Production 4.77%
Berry Petroleum Co.	6.75%	11/1/2020	$1,550	$1,561,625
Brigham Exploration Co.†	8.75%	10/1/2018	725	786,625
Chesapeake Energy Corp.	6.625%	8/15/2020	1,100	1,089,000
Chesapeake Energy Corp.	7.25%	12/15/2018	750	780,000
Cimarex Energy Co.	7.125%	5/1/2017	1,925	2,006,812
Concho Resources, Inc.	7.00%	1/15/2021	1,550	1,592,625
Concho Resources, Inc.	8.625%	10/1/2017	995	1,089,525
Continental Resources, Inc.	7.375%	10/1/2020	650	692,250
Continental Resources, Inc.	8.25%	10/1/2019	1,925	2,146,375
Forest Oil Corp.	7.25%	6/15/2019	1,825	1,861,500
Forest Oil Corp.	8.50%	2/15/2014	525	576,188
KCS Energy Services, Inc.	7.125%	4/1/2012	500	502,500
Kerr-McGee Corp.	6.95%	7/1/2024	1,600	1,743,045
Linn Energy LLC/Linn Energy Finance Corp.†	7.75%	2/1/2021	1,100	1,133,000
Newfield Exploration Co.	7.125%	5/15/2018	1,200	1,269,000
Pan American Energy LLC (Argentina)†(b)	7.875%	5/7/2021	775	827,313
QEP Resources, Inc.	6.80%	3/1/2020	400	395,538
QEP Resources, Inc.	6.875%	3/1/2021	675	712,125
Quicksilver Resources, Inc.	8.25%	8/1/2015	1,500	1,563,750
Range Resources Corp.	7.25%	5/1/2018	575	609,500
Range Resources Corp.	8.00%	5/15/2019	1,475	1,613,281
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(b)	5.50%	9/30/2014	650	703,305
Whiting Petroleum Corp.	6.50%	10/1/2018	750	761,250

Total				26,016,132

Environmental 0.27%
Clean Harbors, Inc.	7.625%	8/15/2016	900	960,750
Darling International, Inc.†	8.50%	12/15/2018	500	523,750

Total				1,484,500

Food & Drug Retailers 0.80%
Ingles Markets, Inc.	8.875%	5/15/2017	1,525	1,639,375
Rite Aid Corp.	10.25%	10/15/2019	1,100	1,148,125
Stater Bros Holdings, Inc.†	7.375%	11/15/2018	750	772,500
SUPERVALU, INC.	7.50%	11/15/2014	800	776,000

Total				4,336,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food: Wholesale 1.96%
Bumble Bee Acquisition Corp.†	9.00%	12/15/2017	$500	$522,500
Bumble Bee Foods LLC	7.75%	12/15/2015	1,600	1,837,808
Bunge NA Finance LP	5.90%	4/1/2017	325	334,903
Corn Products International, Inc.	4.625%	11/1/2020	525	518,807
Del Monte Corp.	7.50%	10/15/2019	400	468,500
Dole Food Co., Inc.	8.75%	7/15/2013	1,400	1,503,250
General Mills, Inc.	5.20%	3/17/2015	950	1,049,769
H.J. Heinz Co.	5.35%	7/15/2013	525	575,960
Mead Johnson Nutrition Co.	4.90%	11/1/2019	1,400	1,479,458
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp.	8.25%	9/1/2017	500	513,750
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp.	9.25%	4/1/2015	450	470,812
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp.	10.625%	4/1/2017	300	322,500
Viterra, Inc. (Canada)†(b)	5.95%	8/1/2020	1,150	1,099,230

Total				10,697,247

Forestry/Paper 0.87%
Boise Paper Holdings LLC/Boise Finance Co.	9.00%	11/1/2017	750	823,125
Cascades, Inc. (Canada)(b)	7.75%	12/15/2017	350	366,625
Cascades, Inc. (Canada)(b)	7.875%	1/15/2020	250	262,500
Georgia-Pacific LLC†	5.40%	11/1/2020	300	297,163
Georgia-Pacific LLC†	8.25%	5/1/2016	1,600	1,814,000
NewPage Corp.	11.375%	12/31/2014	625	590,625
Sino-Forest Corp. (Canada)†(b)	6.25%	10/21/2017	200	202,750
Weyerhaeuser Co.	7.375%	10/1/2019	375	410,347

Total				4,767,135

Gaming 3.27%
Ameristar Casinos, Inc.	9.25%	6/1/2014	850	913,750
Boyd Gaming Corp.	7.125%	2/1/2016	1,525	1,376,312
Caesars Entertainment Operating Co., Inc.†	12.75%	4/15/2018	1,550	1,565,500
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%	10/15/2015	500	495,625
International Game Technology	7.50%	6/15/2019	325	366,423
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	750	738,750
Marina District Finance Co., Inc.†	9.875%	8/15/2018	1,400	1,386,000
MCE Finance Ltd.	10.25%	5/15/2018	650	748,313

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gaming (continued)
MGM Resorts International	6.75%	4/1/2013	$1,250	$1,248,750
MGM Resorts International†	9.00%	3/15/2020	300	331,500
Midwest Gaming Borrower LLC/Midwest Finance Corp.†	11.625%	4/15/2016	500	520,000
Mohegan Tribal Gaming Authority†	11.50%	11/1/2017	1,500	1,391,250
Peninsula Gaming LLC	8.375%	8/15/2015	250	264,063
River Rock Entertainment Authority (The)	9.75%	11/1/2011	975	875,062
Scientific Games International, Inc.	9.25%	6/15/2019	850	881,875
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	1,500	1,556,250
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	1,300	1,241,500
Turning Stone Casino Resort†	9.125%	9/15/2014	200	206,250
Wynn Las Vegas LLC/Capital Corp.	7.875%	11/1/2017	1,600	1,732,000

Total				17,839,173

Gas Distribution 3.17%
Colorado Interstate Gas Co.	6.80%	11/15/2015	829	959,174
El Paso Corp.†	6.50%	9/15/2020	250	252,951
El Paso Corp.	7.00%	6/15/2017	1,475	1,563,965
El Paso Natural Gas Co.	5.95%	4/15/2017	750	808,228
Ferrellgas LP/Ferrellgas Finance Corp.†	6.50%	5/1/2021	675	661,500
Ferrellgas Partners LP	8.625%	6/15/2020	650	702,000
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	300	363,272
Inergy LP/Inergy Finance Corp.	8.25%	3/1/2016	1,750	1,833,125
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	1,000	987,500
MarkWest Energy Partners LP	6.75%	11/1/2020	900	904,500
MarkWest Energy Partners LP	8.75%	4/15/2018	1,100	1,196,250
National Fuel Gas Co.	6.50%	4/15/2018	1,440	1,579,632
NiSource Finance Corp.	6.15%	3/1/2013	400	436,584
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	460	511,213
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	600	692,674
Suburban Propane Partners LP/Suburban Energy Finance Corp.	7.375%	3/15/2020	375	402,188
Tennessee Gas Pipeline Co.	7.50%	4/1/2017	975	1,125,749
Williams Cos., Inc. (The)	7.875%	9/1/2021	741	876,268
Williams Partners LP	5.25%	3/15/2020	550	571,168
Williams Partners LP	7.25%	2/1/2017	750	872,980

Total				17,300,921

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Facilities 4.47%
Bausch & Lomb, Inc.	9.875%	11/1/2015	$2,250	$2,418,750
Biomet, Inc.	10.00%	10/15/2017	1,000	1,097,500
Capella Healthcare, Inc.†	9.25%	7/1/2017	1,250	1,328,125
Community Health Systems, Inc.	8.875%	7/15/2015	3,000	3,157,500
HCA Holdings, Inc.†	7.75%	5/15/2021	700	701,750
HCA, Inc.	7.875%	2/15/2020	500	537,500
HCA, Inc.	9.125%	11/15/2014	4,500	4,730,625
HCA, Inc.	9.875%	2/15/2017	500	552,500
HealthSouth Corp.	8.125%	2/15/2020	1,350	1,458,000
National Mentor Holdings, Inc.	11.25%	7/1/2014	225	229,500
Omega Healthcare Investors, Inc.†	6.75%	10/15/2022	350	347,813
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	425	448,906
Select Medical Corp.	7.625%	2/1/2015	1,400	1,407,000
Tenet Healthcare Corp.	8.875%	7/1/2019	1,150	1,305,250
UHS Escrow Corp.†	7.00%	10/1/2018	200	206,000
United Surgical Partners International, Inc.	8.875%	5/1/2017	1,500	1,552,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018	2,000	2,060,000
VWR Funding, Inc. PIK	10.25%	7/15/2015	792	835,757

Total				24,374,976

Health Services 0.32%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (Ireland)†(b)	7.75%	9/15/2018	1,700	1,725,500

Hotels 0.71%
FelCor Lodging LP	10.00%	10/1/2014	375	421,875
Host Hotels & Resorts LP	6.375%	3/15/2015	1,500	1,530,000
Hyatt Hotels Corp.†	5.75%	8/15/2015	500	523,501
Starwood Hotels & Resorts Worldwide, Inc.	6.75%	5/15/2018	1,100	1,210,000
Wyndham Worldwide Corp.	5.75%	2/1/2018	200	203,660

Total				3,889,036

Household & Leisure Products 0.39%
ACCO Brands Corp.	10.625%	3/15/2015	275	310,750
Mattel, Inc.	4.35%	10/1/2020	175	169,914
Whirlpool Corp.	8.60%	5/1/2014	1,425	1,644,367

Total				2,125,031

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Household Durables 0.06%
Armored AutoGroup, Inc.†	9.25%		11/1/2018	$350	$349,125

Insurance Brokerage 0.39%
HUB International Holdings, Inc.†	9.00%		12/15/2014	475	483,312
USI Holdings Corp.†	4.161%	#	11/15/2014	1,125	990,000
Willis North America, Inc.	7.00%		9/29/2019	600	626,381

Total					2,099,693

Integrated Energy 0.71%
Alta Wind Holdings LLC†	7.00%		6/30/2035	650	695,354
Coso Geothermal Power Holdings LLC†	7.00%		7/15/2026	975	845,370
Marathon Oil Corp.	6.50%		2/15/2014	1,113	1,253,820
Petrobras International Finance Co. (Brazil)(b)	5.875%		3/1/2018	1,000	1,069,818

Total					3,864,362

Investments & Miscellaneous Financial Services 0.84%
FMR LLC†	5.35%		11/15/2021	800	796,933
KKR Group Finance Co.†	6.375%		9/29/2020	700	698,258
Nuveen Investments, Inc.	10.50%		11/15/2015	3,000	3,082,500

Total					4,577,691

Leisure 1.00%
MU Finance plc (United Kingdom)†(b)	8.375%		2/1/2017	1,150	1,174,437
NCL Corp. Ltd.†	9.50%		11/15/2018	600	621,000
Speedway Motorsports, Inc.	8.75%		6/1/2016	2,000	2,165,000
Universal City Development Partners Ltd.	8.875%		11/15/2015	1,000	1,067,500
Universal City Development Partners Ltd.	10.875%		11/15/2016	400	439,000

Total					5,466,937

Life Insurance 0.05%
MetLife, Inc.	4.75%		2/8/2021	250	255,765

Machinery 1.61%
Altra Holdings, Inc.	8.125%		12/1/2016	1,075	1,144,875
Baldor Electric Co.	8.625%		2/15/2017	4,000	4,500,000
IDEX Corp.	4.50%		12/15/2020	625	613,915
Manitowoc Co., Inc. (The)	8.50%		11/1/2020	600	640,500
Manitowoc Co., Inc. (The)	9.50%		2/15/2018	1,150	1,265,000
Roper Industries, Inc.	6.25%		9/1/2019	550	609,789

Total					8,774,079

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Managed Care 0.33%
Centene Corp.	7.25%	4/1/2014	$1,350	$1,397,250
UnitedHealth Group, Inc.	4.875%	4/1/2013	379	405,196

Total				1,802,446

Media: Broadcast 1.34%
Allbritton Communications Co.	8.00%	5/15/2018	775	786,625
Belo Corp.	8.00%	11/15/2016	500	541,250
Citadel Broadcasting Corp.†	7.75%	12/15/2018	750	780,000
Discovery Communications LLC	5.625%	8/15/2019	550	604,643
FoxCo Acquisition Sub LLC†	13.375%	7/15/2016	300	330,000
Gray Television, Inc.	10.50%	6/29/2015	500	506,250
Grupo Televisa SA (Mexico)(b)	6.00%	5/15/2018	200	221,015
LIN Television Corp.	6.50%	5/15/2013	500	503,750
LIN Television Corp.	8.375%	4/15/2018	500	532,500
Salem Communications Corp.	9.625%	12/15/2016	585	623,025
Sinclair Television Group, Inc.†	9.25%	11/1/2017	650	706,875
Univision Communications, Inc.†	8.50%	5/15/2021	500	508,750
Univision Communications, Inc. PIK†	9.75%	3/15/2015	637	671,355

Total				7,316,038

Media: Cable 2.38%
Bresnan Broadband Holdings LLC†	8.00%	12/15/2018	1,250	1,293,750
CCH II LLC/CCH II Capital Corp.	13.50%	11/30/2016	367	439,110
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	1,325	1,401,188
CSC Holdings LLC	8.625%	2/15/2019	1,475	1,674,125
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	6.375%	6/15/2015	1,550	1,610,063
DISH DBS Corp.	7.125%	2/1/2016	1,575	1,634,062
Mediacom Broadband LLC	8.50%	10/15/2015	1,125	1,136,250
Mediacom Communications Corp.	9.125%	8/15/2019	1,975	2,024,375
Virgin Media Finance plc (United Kingdom)(b)	8.375%	10/15/2019	750	823,125
Virgin Media Finance plc (United Kingdom)(b)	9.50%	8/15/2016	800	908,000

Total				12,944,048

Media: Diversified 0.10%
Entravision Communications Corp.†	8.75%	8/1/2017	500	530,000

Media: Services 1.91%
Affinion Group, Inc.	11.50%	10/15/2015	865	903,925

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Media: Services (continued)
Interpublic Group of Cos., Inc. (The)	6.25%		11/15/2014	$1,610	$1,744,837
Interpublic Group of Cos., Inc. (The)	10.00%		7/15/2017	875	1,028,125
Lamar Media Corp.	7.875%		4/15/2018	750	800,625
Nielsen Finance LLC/Nielsen Finance Co.†	7.75%		10/15/2018	350	364,000
Nielsen Finance LLC/Nielsen Finance Co. (12.50% after 8/1/2011)~	Zero Coupon		8/1/2016	2,125	2,241,875
WMG Acquisition Corp.	7.375%		4/15/2014	1,000	965,000
WMG Acquisition Corp.	9.50%		6/15/2016	2,200	2,370,500

Total					10,418,887

Medical Products 0.36%
Agilent Technologies, Inc.	5.50%		9/14/2015	500	543,660
Bio-Rad Laboratories, Inc.	8.00%		9/15/2016	1,000	1,090,000
Life Technologies Corp.	6.00%		3/1/2020	300	321,910

Total					1,955,570

Metals/Mining (Excluding Steel) 3.39%
Anglo American Capital plc (United Kingdom)†(b)	9.375%		4/8/2014	300	361,453
Arch Coal, Inc.	7.25%		10/1/2020	200	212,000
Arch Coal, Inc.	8.75%		8/1/2016	850	930,750
Atkore International, Inc.†	9.875%		1/1/2018	1,000	1,045,000
Cliffs Natural Resources, Inc.	5.90%		3/15/2020	1,000	1,055,408
CONSOL Energy, Inc.†	8.25%		4/1/2020	1,250	1,356,250
FMG Resources (August 2006) Pty Ltd. (Australia)†(b)	6.875%		2/1/2018	1,200	1,200,000
FMG Resources (August 2006) Pty Ltd. (Australia)†(b)	7.00%		11/1/2015	1,500	1,545,000
Foundation PA Coal Co.	7.25%		8/1/2014	750	766,875
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017	1,525	1,689,101
Gold Fields Orogen Holding BVI Ltd.†	4.875%		10/7/2020	1,000	958,459
Murray Energy Corp.†	10.25%		10/15/2015	1,000	1,055,000
Noranda Aluminum Acquisition Corp. PIK	5.193%	#	5/15/2015	685	617,055
Novelis, Inc.†	8.75%		12/15/2020	650	677,625
Old AII, Inc.(g)	10.00%		12/15/2016	850	2,133
Patriot Coal Corp.	8.25%		4/30/2018	1,350	1,380,375
Peabody Energy Corp.	5.875%		4/15/2016	825	833,250
Peabody Energy Corp.	7.375%		11/1/2016	200	223,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Metals/Mining (Excluding Steel) (continued)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.	8.25%	4/15/2018		$1,200	$1,242,000
Teck Resources Ltd. (Canada)(b)	10.75%	5/15/2019		1,000	1,301,918

Total					18,452,652

Monoline Insurance 0.18%
Fidelity National Financial, Inc.	6.60%	5/15/2017		1,000	999,032

Multi-Line Insurance 0.12%
AXA SA (France)†(b)	6.379%	–	(f)	550	502,563
ZFS Finance (USA) Trust V†	6.50%	5/9/2037		145	142,100

Total					644,663

Oil Field Equipment & Services 0.97%
Cameron International Corp.	6.375%	7/15/2018		475	527,605
Complete Production Services, Inc.	8.00%	12/15/2016		1,025	1,066,000
Dresser-Rand Group, Inc.	7.375%	11/1/2014		854	879,620
Key Energy Services, Inc.	8.375%	12/1/2014		875	927,500
Precision Drilling Corp. (Canada)†(b)	6.625%	11/15/2020		375	382,500
SEACOR Holdings, Inc.	7.375%	10/1/2019		1,000	1,038,925
Trinidad Drilling Ltd. (Canada)†(b)	7.875%	1/15/2019		450	456,750

Total					5,278,900

Oil Refining & Marketing 0.24%
Tesoro Corp.	9.75%	6/1/2019		1,200	1,335,000

Packaging 2.71%
Ardagh Packaging Finance plc (Ireland)†(b)	7.375%	10/15/2017		1,200	1,243,500
Ardagh Packaging Finance plc (Ireland)†(b)	9.125%	10/15/2020		850	888,250
Ball Corp.	6.625%	3/15/2018		750	766,875
Ball Corp.	7.375%	9/1/2019		1,500	1,620,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026		1,870	1,865,325
Graham Packaging Co. LP/GPC Capital Corp. I	8.25%	1/1/2017		600	627,000
Graham Packaging Co. LP/GPC Capital Corp. I	8.25%	10/1/2018		825	870,375
Graphic Packaging International, Inc.	9.50%	8/15/2013		737	755,425
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	7.75%	10/15/2016		1,575	1,673,438
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	8.50%	5/15/2018		725	732,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	9.00%	4/15/2019	$425	$442,531
Sealed Air Corp.	7.875%	6/15/2017	1,000	1,101,099
Solo Cup Co.	8.50%	2/15/2014	800	724,000
Solo Cup Co.	10.50%	11/1/2013	500	525,000
Vitro SA de CV (Mexico)(b)(g)	9.125%	2/1/2017	1,500	922,500

Total				14,757,568

Pharmaceuticals 0.44%
Axcan Intermediate Holdings, Inc.	12.75%	3/1/2016	825	851,812
Mylan, Inc.†	7.625%	7/15/2017	300	320,625
Mylan, Inc.†	7.875%	7/15/2020	550	595,375
Novartis Securities Investment Ltd.	5.125%	2/10/2019	550	609,337

Total				2,377,149

Printing & Publishing 0.35%
Deluxe Corp.	7.375%	6/1/2015	600	628,500
ProQuest LLC/ProQuest Notes Co.†	9.00%	10/15/2018	1,225	1,267,875

Total				1,896,375

Property & Casualty 0.32%
Liberty Mutual Group, Inc.†	10.75%	6/15/2058	1,425	1,738,500

Real Estate Investment Trusts 1.20%
Developers Diversified Realty Corp.	7.875%	9/1/2020	790	886,215
DuPont Fabros Technology LP	8.50%	12/15/2017	675	725,625
Goodman Funding Pty Ltd. (Australia)†(b)	6.375%	11/12/2020	800	768,695
Health Care REIT, Inc.	6.125%	4/15/2020	1,000	1,054,531
Kilroy Realty LP	5.00%	11/3/2015	1,000	993,802
ProLogis	5.625%	11/15/2016	500	514,510
ProLogis	6.875%	3/15/2020	1,250	1,329,427
Ventas Realty LP/Ventas Capital Corp.	3.125%	11/30/2015	250	241,142

Total				6,513,947

Restaurants 0.90%
DineEquity, Inc.†	9.50%	10/30/2018	1,250	1,331,250
Dunkin’ Finance Corp.†	9.625%	12/1/2018	1,000	1,015,000
McDonald’s Corp.	5.00%	2/1/2019	1,350	1,478,830
Wendy’s/Arby’s Restaurants LLC	10.00%	7/15/2016	1,000	1,090,000

Total				4,915,080

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Software/Services 1.92%
Buccaneer Merger Sub, Inc.†	9.125%	1/15/2019	$675	$700,312
Ceridian Corp.	11.25%	11/15/2015	1,000	995,000
Fidelity National Information Services, Inc.†	7.625%	7/15/2017	300	317,250
First Data Corp.†	8.25%	1/15/2021	989	954,385
First Data Corp.	9.875%	9/24/2015	222	212,565
First Data Corp.†	12.625%	1/15/2021	989	949,440
Open Solutions, Inc.†	9.75%	2/1/2015	600	421,500
SERENA Software, Inc.	10.375%	3/15/2016	500	513,750
SunGard Data Systems, Inc.†	7.375%	11/15/2018	1,600	1,616,000
SunGard Data Systems, Inc.†	7.625%	11/15/2020	400	407,000
SunGard Data Systems, Inc.	10.25%	8/15/2015	2,500	2,634,375
Vangent, Inc.	9.625%	2/15/2015	800	728,000

Total				10,449,577

Specialty Retail 1.47%
Brookstone Co., Inc.†	13.00%	10/15/2014	528	489,720
Limited Brands, Inc.	7.00%	5/1/2020	1,000	1,060,000
Limited Brands, Inc.	7.60%	7/15/2037	400	394,000
Limited Brands, Inc.	8.50%	6/15/2019	650	745,875
PETCO Animal Supplies, Inc.†	9.25%	12/1/2018	425	449,969
QVC, Inc.†	7.125%	4/15/2017	1,000	1,052,500
QVC, Inc.†	7.375%	10/15/2020	1,200	1,263,000
Toys “R” Us Property Co. I LLC	10.75%	7/15/2017	1,150	1,316,750
Toys “R” Us Property Co. II LLC	8.50%	12/1/2017	1,150	1,242,000

Total				8,013,814

Steel Producers/Products 0.78%
AK Steel Corp.	7.625%	5/15/2020	300	302,250
Algoma Acquisition Corp. (Canada)†(b)	9.875%	6/15/2015	1,075	972,875
Allegheny Ludlum Corp.	6.95%	12/15/2025	575	600,870
Allegheny Technologies, Inc.	9.375%	6/1/2019	800	936,000
Essar Steel Algoma, Inc. (Canada)†(b)	9.375%	3/15/2015	650	657,313
Steel Dynamics, Inc.†	7.625%	3/15/2020	750	806,250

Total				4,275,558

Support: Services 2.33%
Avis Budget Car Rental	9.625%	3/15/2018	1,000	1,082,500
Brambles USA, Inc.†	5.35%	4/1/2020	900	914,676

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Support: Services (continued)
Corrections Corp. of America	7.75%	6/1/2017	$1,900	$2,025,875
Diversey, Inc.	8.25%	11/15/2019	750	817,500
Expedia, Inc.	8.50%	7/1/2016	725	797,500
FTI Consulting, Inc.†	6.75%	10/1/2020	500	498,750
FTI Consulting, Inc.	7.75%	10/1/2016	750	776,250
Geo Group, Inc. (The)	7.75%	10/15/2017	725	764,875
Hertz Corp. (The)†	7.50%	10/15/2018	2,000	2,085,000
PHH Corp.†	9.25%	3/1/2016	350	371,000
Travelport LLC	9.875%	9/1/2014	1,250	1,223,438
Travelport LLC/Travelport, Inc.	9.00%	3/1/2016	1,350	1,314,562

Total				12,671,926

Telecommunications: Integrated/Services 2.60%
CenturyLink, Inc.	6.15%	9/15/2019	1,200	1,205,638
Equinix, Inc.	8.125%	3/1/2018	1,233	1,294,650
Hughes Network Systems LLC	9.50%	4/15/2014	1,100	1,139,875
Hughes Network Systems LLC	9.50%	4/15/2014	1,440	1,492,200
Intelsat Luxembourg SA (Luxembourg)(b)	11.25%	2/4/2017	3,000	3,285,000
MasTec, Inc.	7.625%	2/1/2017	750	750,000
Qtel International Finance Ltd. (Qatar)†(b)	4.75%	2/16/2021	375	359,190
Qwest Communications International, Inc.	8.00%	10/1/2015	950	1,026,000
Telefonica Emisiones SAU (Spain)(b)	7.045%	6/20/2036	500	513,114
Telemar Norte Leste SA (Brazil)†(b)	5.50%	10/23/2020	634	613,395
Windstream Corp.	7.00%	3/15/2019	2,500	2,475,000

Total				14,154,062

Telecommunications: Wireless 4.80%
CC Holdings GS V LLC/ Crown Castle GS III Corp.†	7.75%	5/1/2017	2,000	2,195,000
Clearwire Communications LLC/Clearwire Finance, Inc.†	12.00%	12/1/2017	250	259,375
Digicel Group Ltd. (Jamaica)†(b)	10.50%	4/15/2018	1,000	1,105,000
DigitalGlobe, Inc.	10.50%	5/1/2014	2,600	2,980,250
GeoEye, Inc.	8.625%	10/1/2016	600	630,000
GeoEye, Inc.	9.625%	10/1/2015	1,500	1,702,500
Inmarsat Finance plc (United Kingdom)†(b)	7.375%	12/1/2017	1,000	1,055,000
IPCS, Inc. PIK	3.537%	5/1/2014	518	499,721
MetroPCS Wireless, Inc.	6.625%	11/15/2020	1,900	1,814,500
MetroPCS Wireless, Inc.	7.875%	9/1/2018	1,250	1,303,125
NII Capital Corp.	8.875%	12/15/2019	925	1,001,313
NII Capital Corp.	10.00%	8/15/2016	900	1,001,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications: Wireless (continued)
SBA Telecommunications, Inc.	8.25%	8/15/2019	$500	$548,750
Sprint Capital Corp.	6.90%	5/1/2019	3,500	3,473,750
Sprint Nextel Corp.	8.375%	8/15/2017	1,725	1,858,687
Telemovil Finance Co., Ltd. (El Salvador)†(b)	8.00%	10/1/2017	750	776,250
ViaSat, Inc.	8.875%	9/15/2016	1,000	1,070,000
Wind Acquisition Finance SA (Italy)†(b)	7.25%	2/15/2018	1,000	1,020,000
Wind Acquisition Finance SA (Italy)†(b)	11.75%	7/15/2017	1,650	1,868,625

Total				26,163,096

Theaters & Entertainment 0.45%
Cinemark USA, Inc.	8.625%	6/15/2019	1,100	1,196,250
Live Nation Entertainment, Inc.†	8.125%	5/15/2018	1,250	1,271,875

Total				2,468,125

Transportation (Excluding Air/Rail) 0.21%
Asciano Finance Ltd. (Australia)†(b)	4.625%	9/23/2020	625	580,735
Commercial Barge Line Co.	12.50%	7/15/2017	475	551,000

Total				1,131,735

Total High Yield Corporate Bonds (cost $417,634,486)				441,081,832

MUNICIPAL BONDS 0.21%

Other Revenue 0.15%
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B	6.731%	7/1/2043	825	813,219

Transportation 0.06%
Chicago IL O’Hare Intl Arpt Build America Bds Ser B	6.395%	1/1/2040	325	307,037

Total Municipal Bonds (cost $1,166,034)				1,120,256

			Shares (000)
NON-CONVERTIBLE PREFERRED STOCKS 0.13%

Agency/Government Related 0.00%
Fannie Mae*	Zero Coupon		21	11,480

Banking 0.13%
Citigroup Capital XIII*	7.875%		9	231,426

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Shares (000)		Value
Banking (continued)
US Bancorp*	7.189%		–	(d)	$475,725

Total					707,151

Total Non-Convertible Preferred Stocks (cost $1,178,804)					718,631

	Exercise Price	Expiration Date
WARRANTS 0.02%

Auto Parts & Equipment 0.01%
Cooper-Standard Holdings, Inc.*	$27.33	11/27/2017	1		31,252
Cooper-Standard Holdings, Inc.*(a)	27.33	11/27/2017	1		25,088

Total					56,340

Media: Cable 0.01%
Charter Communications, Inc.*	46.86	11/30/2014	3		27,324

Total Warrants (cost $36,246)					83,664

Total Long-Term Investments (cost $500,790,854)					535,526,899

			Principal Amount (000)
SHORT-TERM INVESTMENT 0.90%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $4,635,000 of Federal Home Loan Bank at 4.625% due 8/15/2012; value: $4,994,213; proceeds: $4,895,005 (cost $4,894,989)			$4,895		4,894,989

Total Investments in Securities 99.16% (cost $505,685,843)					540,421,888

Cash and Other Assets in Excess of Liabilities(h) 0.84%					4,573,051

Net Assets 100.00%					$544,994,939

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2010

PIK	Payment-in-kind.
EUR	euro.
*	Non-income producing security.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2010.
(a)	Restricted securities of Cooper Standard Holdings, Inc. acquired through private placement during the fiscal year ended December 31, 2010 are as follows:

Investment Type	Acquisition Date	Acquired Shares	Cost on Acquisition Date	Fair value per share at December 31, 2010
Common Stock	May 24, 2010	19,252	$424,001	$45.00
Convertible Preferred Stock	May 24, 2010	658	65,800	185.00
Convertible Preferred Stock	July 19, 2010	7	700	185.00
Warrant	May 27, 2010	1,115	–	22.50

(b)	Foreign security traded in U.S. dollars.
(c)	Restricted security. The Fund acquired 45,473 shares in a private placement on June 11, 2009 for a cost of $852,619. The fair value price per share on December 31, 2010 is $38.94.
(d)	Amount is less than 1,000 shares.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted security.
(h)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on open futures contracts, as follows:

Open Futures Contracts at December 31, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2011	50	Short	$(6,021,875)	$179,146

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $505,685,843)	$540,421,888
Deposits with broker for futures collateral	80,000
Cash	19,969
Receivables:
Interest and dividends	8,163,670
Investment securities sold	314,418
Capital shares sold	274,799
From advisor (See Note 3)	23,877
Prepaid expenses and other assets	6,001
Total assets	549,304,622
LIABILITIES:
Payables:
Investment securities purchased	3,421,177
Management fee	228,445
Capital shares reacquired	137,581
Directors’ fees	41,487
Variation margin	22,656
Fund administration	18,276
Accrued expenses and other liabilities	440,061
Total liabilities	4,309,683
NET ASSETS	$544,994,939
COMPOSITION OF NET ASSETS:
Paid-in capital	$520,333,992
Distributions in excess of net investment income	(1,821,103)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(8,433,174)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	34,915,224
Net Assets	$544,994,939
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	45,682,599
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.93

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $368)	$983,352
Interest and other	34,070,803
Total investment income	35,054,155
Expenses:
Management fee	2,494,464
Shareholder servicing	1,771,549
Fund administration	199,557
Reports to shareholders	134,848
Professional	56,671
Directors’ fees	19,991
Custody	15,169
Other	11,474
Gross expenses	4,703,723
Expense reductions (See Note 7)	(697)
Management fee waived (See Note 3)	(212,990)
Net expenses	4,490,036
Net investment income	30,564,119
Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	11,245,108
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	16,464,593
Net realized and unrealized gain	27,709,701
Net Increase in Net Assets Resulting From Operations	$58,273,820

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$30,564,119	$25,580,022
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	11,245,108	(9,485,075)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	16,464,593	88,578,369
Net increase in net assets resulting from operations	58,273,820	104,673,316
Distributions to shareholders from:
Net investment income	(31,666,310)	(26,349,492)
Capital share transactions (See Note 10):
Proceeds from sales of shares	143,567,251	126,606,135
Reinvestment of distributions	31,666,310	26,349,492
Cost of shares reacquired	(110,434,732)	(56,547,115)
Net increase in net assets resulting from capital share transactions	64,798,829	96,408,512
Net increase in net assets	91,406,339	174,732,336
NET ASSETS:
Beginning of year	$453,588,600	$278,856,264
End of year	$544,994,939	$453,588,600
Distributions in excess of net investment income	$(1,821,103)	$(1,631,698)

See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.28	$ 8.91	$11.77	$11.84	$11.49

Investment operations:

Net investment income(a)	.73	.75	.70	.70	.63

Net realized and unrealized gain (loss)	.66	2.32	(2.79)	.03	.44

Total from investment operations	1.39	3.07	(2.09)	.73	1.07

Distributions to shareholders from:

Net investment income	(.74)	(.70)	(.74)	(.76)	(.72)

Net realized gain	–	–	(.03)	(.04)	–

Total distributions	(.74)	(.70)	(.77)	(.80)	(.72)

Net asset value, end of year	$11.93	$11.28	$ 8.91	$11.77	$11.84

Total Return(b)	12.31%	34.31%	(17.53)%	6.19%	9.33%

Ratios to Average Net Assets:

Expenses, excluding expense reductions, including management fee waived and expenses reimbursed	.90%	.86%	.87%	.90%	.91%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.86%	.87%	.90%	.90%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.94%	.96%	.94%	.95%	.96%

Net investment income	6.12%	7.11%	6.32%	5.67%	5.31%

Supplemental Data:
Net assets, end of year (000)	$544,995	$453,589	$278,856	$315,625	$257,180

Portfolio turnover rate	39.29%	51.76%	34.22%	34.04%	37.88%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Bond-Debenture Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income and other in the

Notes to Financial Statements (continued)

Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)

When-Issued or Forward Transactions-The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the

Notes to Financial Statements (continued)

transaction and reflect the liability for the purchase and value of the security in determining its NAV. The Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$4,935,547	$866,340	$–	$5,801,887
Convertible Bonds	–	63,268,713	–	63,268,713
Convertible Preferred Stocks	15,042,599	5,215,244	–	20,257,843
Foreign Bond	–	553,228	–	553,228
Government Sponsored Enterprises Bond	–	2,640,845	–	2,640,845
High Yield Corporate Bonds	–	441,081,832	–	441,081,832
Municipal Bonds	–	1,120,256	–	1,120,256
Non-Convertible Preferred Stocks	242,906	475,725	–	718,631
Warrants	27,324	56,340	–	83,664
Repurchase Agreement	–	4,894,989	–	4,894,989
Total	$20,248,376	$520,173,512	$–	$540,421,888
Other Financial Instruments
Futures Contracts
Assets	$179,146	$–	$–	$179,146
Liabilities	–	–	–	–
Total	$179,146	$–	$–	$179,146
*	See Schedule of Investments for values in each industry.

(k)	Disclosures about Derivative Instruments and Hedging Activities–The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2010 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2010, the Fund had a futures interest rate contract with a cumulative unrealized appreciation of $179,146, which is included in the Schedule of Investments. Only the current day’s variation margin is included in the Statement of Assets and Liabilities. Amounts of $(529,120) and $179,146 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the fiscal year was 38.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2010, the effective management fee, net of waivers, was at an annualized rate of .46% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2010 through April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee, and if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses did not exceed an annualized rate of .90%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $1,746,125 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$31,666,310	$26,349,492
Total distributions paid	$31,666,310	$26,349,492

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$167,280
Total undistributed earnings	$167,280
Capital loss carryforward*	(7,357,195)
Temporary differences	(41,487)
Unrealized gains – net	31,892,349
Total accumulated gains – net	$24,660,947
*	As of December 31, 2010, the capital loss carryforward, along with the related expiration date, was as follows:

2017	Total
$7,357,195	$7,357,195

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$508,529,572
Gross unrealized gain	40,417,520
Gross unrealized loss	(8,525,204)
Net unrealized security gain	$31,892,316

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$912,786	$(912,786)

The permanent differences are attributable to the tax treatment of premium amortization and certain securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$ -	$264,571,854	$2,638,543	$186,773,327

*	Includes U.S. Government sponsored enterprises securities.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks.

Notes to Financial Statements (concluded)

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they commonly are not guaranteed by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	12,081,085	12,136,685
Reinvestment of distributions	2,665,332	2,340,097
Shares reacquired	(9,278,377)	(5,560,333)
Increase	5,468,040	8,916,449

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Bond-Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 -2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition;(6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board observed that the Fund’s investment performance was in the fourth quintile of its performance universe for the nine-month period, the fifth quintile for the one-year period, and the second quintile for the three-year and five-year periods. The Board also observed that the investment performance of the Fund was lower than that of the Lipper Variable Underlying Funds High Current Yield Index for the nine-month and one-year periods and higher than that of the Index for the three-year and five-year periods. The Board also noted that the Fund’s investment objective, strategy, and investment team were identical to those of Bond-Debenture Fund and observed that the performance of the Class A shares of Bond-Debenture Fund was in the fourth quintile of its performance universe and lower than that of the relevant Lipper index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately nine basis points below the median of the peer group and the actual management and administrative services fees were approximately twenty basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately twelve basis points below the median of the peer group. The Board noted that effective May 1, 2010 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio to 0.90% of average daily net assets, and that Lord Abbett proposed to renew the agreement through April 30, 2012. The Board considered how that expense ratio would relate to the expense ratios of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

2.89% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 2.39% of ordinary income distributions is qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

LASFBD-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Capital Structure Portfolio*

For the fiscal year ended December 31, 2010

* Formerly known as America’s Value Portfolio

Lord Abbett Series Fund — Capital Structure Portfolio (formerly America’s Value Portfolio)

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Capital Structure Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 14.77%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, S&P 500® Index1, which returned 15.06% over the same period.

Equity markets seesawed throughout much of the year, before trending upward in the final months as the economic recovery strengthened and the sovereign debt crisis in Europe was addressed. Government support also contributed to the positive performance of the equity markets. In addition, credit markets benefited this year from improving fundamentals and investors’ continued reach for yield. With historically low yields on assets deemed to be free of credit risk, demand increased for securities with higher yields and, therefore, higher levels of credit risk.

1

Within the equity portion, an area that lagged was the financials industry, which we are modestly underweight. Also detracting from Fund performance within the equity portion were the consumer staples and energy industries. The portfolio holds certain consumer staples names that did not perform as well compared to the broader market, but we believe that they eventually will benefit from improving fundamentals and global growth opportunities. Stock selection added to Fund performance, especially in the industrials and health care industries. Stock selection within the information technology and telecommunications services sectors also added to Fund performance.

Within the fixed income portion, the portfolio’s allocation to higher quality corporates detracted from Fund performance, as more credit sensitive segments of the market outpaced other fixed income returns during the year. The portfolio’s concentration in corporate bonds (versus Treasuries) added to Fund performance. Corporate spreads tightened as credit fundamentals improved and demand increased for higher-yielding securities, providing superior returns versus more traditional fixed-income securities.

The portfolio increased its allocation to convertible securities throughout the year, adding to Fund performance, as the convertible market (as represented by the BofA Merrill Lynch All Convertibles All Qualities Index2) outperformed the benchmark S&P 500 Index. Convertible securities are a unique asset class that provides an income stream through yield while also having the potential to participate in equity market upside.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The BofA Merrill Lynch All Convertibles All Qualities Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market, and publicly traded in the United States.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

2

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the 60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2010

	1 Year	5 Years	Life of Class
Class VC2	14.77%	4.32%	8.28%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2003.

2    The Class VC shares commenced operations and performance for the Class began on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,191.40	$6.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	13.54%
Consumer Staples	6.90%
Energy	12.10%
Financials	13.86%
Health Care	11.70%
Industrials	13.80%
Information Technology	13.81%
Materials	6.66%
Telecommunication Services	4.98%
Utilities	2.26%
Short-Term Investment	0.39%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2010

Investments	Shares (000)		Value
LONG-TERM INVESTMENTS 99.43%

COMMON STOCKS 55.44%

Aerospace & Defense 0.98%
DigitalGlobe, Inc.*	5		$158,550
Hexcel Corp.*	28		506,520
Moog, Inc. Class A*	14		557,200

Total			1,222,270

Airlines 0.24%
United Continental Holdings, Inc.*	13		300,132

Auto Components 0.14%
Cooper-Standard Holdings, Inc.*	–	(a)	24,975
Cooper-Standard Holdings, Inc.*(b)	3		144,405

Total			169,380

Automobiles 0.35%
Honda Motor Co., Ltd. ADR	11		434,500

Beverages 0.66%
PepsiCo, Inc.	13		816,625

Biotechnology 1.98%
Amgen, Inc.*	9		466,650
BioMarin Pharmaceutical, Inc.*	12		323,160
Celgene Corp.*	15		887,100
Genzyme Corp.*	5		356,000
Human Genome Sciences, Inc.*	18		430,020

Total			2,462,930

Capital Markets 1.09%
Franklin Resources, Inc.	5		556,050
Morgan Stanley	8		217,680
State Street Corp.	7		324,380
T. Rowe Price Group, Inc.	4		258,160

Total			1,356,270

Chemicals 2.09%
Celanese Corp. Series A	7		267,605
CF Industries Holdings, Inc.	2		270,300

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares (000)	Value
Chemicals (continued)
Dow Chemical Co. (The)	15	$512,100
LyondellBasell Industries NV Class A (Netherlands)*(c)	13	434,816
Monsanto Co.	8	522,300
Rockwood Holdings, Inc.*	15	586,800

Total		2,593,921

Commercial Banks 2.50%
PNC Financial Services Group, Inc. (The)	5	303,600
SunTrust Banks, Inc.	11	309,855
U.S. Bancorp	30	809,100
Wells Fargo & Co.	45	1,394,550
Zions Bancorporation	12	290,760

Total		3,107,865

Communications Equipment 1.13%
Aruba Networks, Inc.*	11	229,680
JDS Uniphase Corp.*	40	579,200
QUALCOMM, Inc.	12	593,880

Total		1,402,760

Computers & Peripherals 2.62%
Apple, Inc.*	5	1,451,520
Hewlett-Packard Co.	18	736,750
International Business Machines Corp.	5	733,800
QLogic Corp.*	20	340,400

Total		3,262,470

Consumer Finance 0.38%
Capital One Financial Corp.	11	468,160

Distributors 0.50%
Genuine Parts Co.	12	616,080

Diversified Financial Services 2.09%
Bank of America Corp.	90	1,200,600
JPMorgan Chase & Co.	33	1,399,860

Total		2,600,460

Diversified Telecommunication Services 2.48%
AT&T, Inc.	42	1,233,960
CenturyLink, Inc.	14	646,380

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2010

Investments	Shares (000)	Value
Diversified Telecommunication Services (continued)
Frontier Communications Corp.	4	$35,028
Qwest Communications International, Inc.	40	304,400
Verizon Communications, Inc.	17	590,370
Windstream Corp.	20	278,800

Total		3,088,938

Electric: Utilities 0.43%
UniSource Energy Corp.	15	537,600

Electrical Equipment 1.97%
AMETEK, Inc.	5	206,062
Baldor Electric Co.	8	472,800
Cooper Industries plc	5	291,450
Emerson Electric Co.	17	971,890
Rockwell Automation, Inc.	7	501,970

Total		2,444,172

Food & Staples Retailing 1.47%
CVS Caremark Corp.	7	243,390
Ingles Markets, Inc. Class A	32	606,720
SUPERVALU, INC.	18	173,340
Wal-Mart Stores, Inc.	15	808,950

Total		1,832,400

Food Products 1.73%
Campbell Soup Co.	10	347,500
H.J. Heinz Co.	14	692,440
Kellogg Co.	12	612,960
Kraft Foods, Inc. Class A	16	504,160

Total		2,157,060

Hotels, Restaurants & Leisure 1.70%
Carnival Corp. Unit	6	276,660
Marriott International, Inc. Class A	12	498,480
McDonald’s Corp.	12	882,740
Starwood Hotels & Resorts Worldwide, Inc.	8	455,850

Total		2,113,730

Household Products 0.57%
Procter & Gamble Co. (The)	11	707,630

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2010

Investments	Shares (000)	Value
Industrial Conglomerates 1.12%
3M Co.	7	$604,100
General Electric Co.	43	786,470

Total		1,390,570

Information Technology Services 0.81%
SAIC, Inc.*	40	634,400
SRA International, Inc. Class A*	18	368,100

Total		1,002,500

Insurance 0.54%
MetLife, Inc.	15	675,132

Internet Software & Services 0.31%
GSI Commerce, Inc.*	10	220,400
Sohu.com, Inc. (China)*(c)	3	165,074

Total		385,474

Machinery 3.78%
Actuant Corp. Class A	30	798,600
Caterpillar, Inc.	5	421,470
Danaher Corp.	15	707,550
Dover Corp.	4	204,575
Pall Corp.	13	619,750
Parker Hannifin Corp.	10	819,850
Snap-on, Inc.	20	1,131,600

Total		4,703,395

Media 1.63%
Belo Corp. Class A*	36	254,880
Charter Communications, Inc. Class A*(d)	3	132,785
Interpublic Group of Cos., Inc. (The)*	45	477,900
Omnicom Group, Inc.	8	366,400
Time Warner, Inc.	10	321,700
Walt Disney Co. (The)	13	468,875

Total		2,022,540

Metals & Mining 0.22%
Cliffs Natural Resources, Inc.	2	171,622
Titanium Metals Corp.*	6	103,080

Total		274,702

See Notes to Financial Statements.

10

Schedule of Investments (continued)

December 31, 2010

Investments	Shares (000)	Value
Multi-Line Retail 1.68%
J.C. Penney Co., Inc.	12	$387,720
Kohl’s Corp.*	12	652,080
Target Corp.	18	1,052,275

Total		2,092,075

Oil, Gas & Consumable Fuels 8.01%
Chevron Corp.	26	2,381,625
ConocoPhillips	29	1,940,850
Continental Resources, Inc.*	12	706,200
Devon Energy Corp.	6	471,060
EOG Resources, Inc.	8	685,575
Exxon Mobil Corp.	28	2,010,800
Hess Corp.	9	696,514
Marathon Oil Corp.	17	629,510
Petroleo Brasileiro SA ADR	13	447,627

Total		9,969,761

Pharmaceuticals 5.01%
Bristol-Myers Squibb Co.	27	714,960
Johnson & Johnson	19	1,175,150
Merck & Co., Inc.	12	432,480
Mylan, Inc.*	96	2,028,121
Pfizer, Inc.	57	998,070
Salix Pharmaceuticals, Ltd.*	5	234,800
Teva Pharmaceutical Industries Ltd. ADR	13	651,625

Total		6,235,206

Real Estate Investment Trusts 0.16%
Simon Property Group, Inc.	2	198,980

Road & Rail 0.63%
Union Pacific Corp.	9	787,610

Semiconductors & Semiconductor Equipment 0.73%
Intel Corp.	21	441,630
PMC-Sierra, Inc.*	25	214,750
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	20	252,041

Total		908,421

See Notes to Financial Statements.

11

Schedule of Investments (continued)

December 31, 2010

Investments	Shares (000)	Value
Software 3.25%
Adobe Systems, Inc.*	17	$523,260
Blackboard, Inc.*	7	268,450
Citrix Systems, Inc.*	4	239,435
McAfee, Inc.*	7	301,015
Microsoft Corp.	57	1,591,440
Nuance Communications, Inc.*	22	399,960
Oracle Corp.	23	719,900

Total		4,043,460

Specialty Retail 0.46%
Best Buy Co., Inc.	9	291,465
Home Depot, Inc. (The)	8	280,480

Total		571,945

Total Common Stocks (cost $56,902,417)		68,957,124

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 8.06%

Airlines 0.12%
United Continental Holdings, Inc.	4.50%	6/30/2021	$150	152,625

Automobiles 0.48%
Ford Motor Co.	4.25%	11/15/2016	300	601,125

Beverages 0.33%
Molson Coors Brewing Co.	2.50%	7/30/2013	350	406,875

Biotechnology 1.14%
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	200	341,000
Gilead Sciences, Inc.	0.625%	5/1/2013	700	775,250
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	300	304,875

Total				1,421,125

Commercial Services & Supplies 0.10%
CRA International, Inc.	2.875%	6/15/2034	125	131,406

Computers & Peripherals 0.08%
SanDisk Corp.	1.00%	5/15/2013	100	96,750

See Notes to Financial Statements.

12

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electrical Equipment 0.54%
Roper Industries, Inc.	Zero Coupon	1/15/2034	$700	$671,125

Electronic Equipment, Instruments & Components 0.30%
Itron, Inc.	2.50%	8/1/2026	350	370,125

Energy Equipment & Services 0.15%
SunPower Corp.	4.75%	4/15/2014	200	185,250

Health Care Providers & Services 0.45%
Five Star Quality Care, Inc.	3.75%	10/15/2026	575	559,906

Information Technology Services 0.21%
Symantec Corp.	0.75%	6/15/2011	250	260,313

Metals & Mining 0.51%
Newmont Mining Corp.	1.25%	7/15/2014	350	503,562
Newmont Mining Corp.	3.00%	2/15/2012	90	125,663

Total				629,225

Pharmaceuticals 0.85%
Allergan, Inc.	1.50%	4/1/2026	200	227,000
Teva Pharmaceutical Finance Co. BV (Israel)(c)	1.75%	2/1/2026	750	825,937

Total				1,052,937

Professional Services 0.21%
FTI Consulting, Inc.	3.75%	7/15/2012	200	257,000

Real Estate Investment Trusts 0.21%
ERP Operating LP	3.85%	8/15/2026	250	262,500

Semiconductors & Semiconductor Equipment 0.73%
Intel Corp.	2.95%	12/15/2035	500	500,625
Xilinx, Inc.†	2.625%	6/15/2017	350	412,125

Total				912,750

Software 1.29%
EMC Corp.	1.75%	12/1/2011	200	290,250
Informatica Corp.	3.00%	3/15/2026	600	1,319,250

Total				1,609,500

See Notes to Financial Statements.

13

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Value
Wireless Telecommunication Services 0.36%
SBA Communications Corp.	4.00%	10/1/2014	$300		$447,000

Total Convertible Bonds (cost $8,943,908)					10,027,537

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 7.49%

Auto Components 0.36%
Autoliv, Inc. (Sweden)(c)	8.00%		4		425,700
Cooper-Standard Holdings, Inc. PIK(b)	7.00%		–	(a)	20,720

Total					446,420

Automobiles 0.28%
General Motors Co.	4.75%		7		351,715

Capital Markets 0.82%
AMG Capital Trust I	5.10%		17		853,187
Legg Mason, Inc.	7.00%		5		169,500

Total					1,022,687

Commercial Banks 0.86%
Fifth Third Bancorp	8.50%		4		520,065
Wells Fargo & Co.	7.50%		–	(a)	550,303

Total					1,070,368

Diversified Financial Services 1.05%
Bank of America Corp.	7.25%		–	(a)	478,485
Citigroup, Inc.	7.50%		6		820,140

Total					1,298,625

Electric: Utilities 0.44%
NextEra Energy, Inc.	8.375%		11		551,004

Food Products 1.08%
Archer Daniels Midland Co.	6.25%		20		776,600
Bunge Ltd.	4.875%		6		558,750

Total					1,335,350

Insurance 0.58%
Hartford Financial Services Group, Inc. (The)	7.25%		10		256,100
XL Group plc (Ireland)(c)	10.75%		15		467,400

Total					723,500

See Notes to Financial Statements.

14

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Shares (000)		Value
Oil, Gas & Consumable Fuels 1.50%
Apache Corp.	6.00%		14		$927,640
El Paso Corp.	4.99%		–	(a)	941,200

Total					1,868,840

Road & Rail 0.52%
Kansas City Southern	5.125%		–	(a)	640,100

Thrifts & Mortgage Finance 0.00%
Fannie Mae	8.75%		6		3,000

Total Convertible Preferred Stocks (cost $8,282,424)					9,311,609

		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(e) 0.59%

Diversified Financial Services 0.19%
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	$225		243,984

Software 0.40%
Nuance Communications, Inc. Incremental Term Loan	2.01%	3/29/2013	500		494,688

Total Floating Rate Loans (cost $690,288)					738,672

			Shares (000)
FOREIGN COMMON STOCKS(f) 4.73%

China 0.20%

Metals & Mining
China Zhongwang Holdings Ltd.			442		246,448

France 0.51%

Automobiles 0.25%
Renault SA*			5		310,816

Electrical Equipment 0.26%
Alstom SA			7		325,974

Total France					636,790

See Notes to Financial Statements.

15

Schedule of Investments (continued)

December 31, 2010

Investments	Shares (000)	Value
Germany 0.84%

Air Freight & Logistics 0.30%
Deutsche Post AG Registered Shares	22	$377,728

Household Products 0.30%
Henkel KGaA	7	376,431

Software 0.24%
SAP AG	6	294,334

Total Germany		1,048,493

Hong Kong 0.27%

Specialty Retail
GOME Electrical Appliances Holdings Ltd.*	934	336,455

Japan 0.34%

Household Durables
Sony Corp.	12	429,176

Norway 0.42%

Commercial Banks
DnB NOR ASA	37	517,704

Singapore 0.26%

Airlines
Singapore Airlines Ltd.	27	321,892

Switzerland 0.86%

Chemicals 0.26%
Syngenta AG	1	322,447

Food Products 0.31%
Nestle SA Registered Shares	7	384,192

Pharmaceuticals 0.29%
Roche Holding Ltd. AG	2	359,006

Total Switzerland		1,065,645

See Notes to Financial Statements.

16

Schedule of Investments (continued)

December 31, 2010

Investments			Shares (000)	Value
United Kingdom 1.03%

Metals & Mining 0.64%
Anglo American plc			9	$452,017
Vedanta Resources plc			9	341,881

Total				793,898

Wireless Telecommunication Services 0.39%
Vodafone Group plc			189	488,007

Total United Kingdom				1,281,905

Total Foreign Common Stocks (cost $5,575,381)				5,884,508

	Interest Rate	Maturity Date	Principal Amount (000)
HIGH YIELD CORPORATE BONDS 23.10%

Aerospace & Defense 0.50%
GeoEye, Inc.	9.625%	10/1/2015	$550	624,250

Air Freight & Logistics 0.31%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	375	382,500

Airlines 0.27%
United Airlines, Inc.†	9.875%	8/1/2013	315	340,988

Auto Components 0.07%
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	75	85,875

Automobiles 0.50%
TRW Automotive, Inc.†	8.875%	12/1/2017	550	618,750

Building Products 0.11%
New Enterprise Stone & Lime Co., Inc.†	11.00%	9/1/2018	150	143,250

Capital Markets 0.61%
Nuveen Investments, Inc.	10.50%	11/15/2015	400	411,000
Pinafore LLC/Pinafore, Inc.†	9.00%	10/1/2018	50	54,250
Raymond James Financial, Inc.	8.60%	8/15/2019	250	296,749

Total				761,999

See Notes to Financial Statements.

17

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals 0.78%
Chemtura Corp.†	7.875%	9/1/2018	$300	$319,500
Dow Chemical Co. (The)	8.55%	5/15/2019	150	188,282
INEOS Group Holdings plc (United Kingdom)†(c)	8.50%	2/15/2016	275	263,312
Lyondell Chemical Co.†	8.00%	11/1/2017	179	198,466

Total				969,560

Commercial Banks 0.31%
SVB Financial Group	5.375%	9/15/2020	125	120,421
Zions Bancorporation	7.75%	9/23/2014	250	260,837

Total				381,258

Commercial Services & Supplies 0.77%
Bunge NA Finance LP	5.90%	4/1/2017	175	180,332
First Data Corp.†	8.25%	1/15/2021	224	216,160
First Data Corp.	9.875%	9/24/2015	51	48,833
First Data Corp.†	12.625%	1/15/2021	224	215,040
International Lease Finance Corp.	8.25%	12/15/2020	50	51,562
International Lease Finance Corp.†	8.75%	3/15/2017	225	241,875
Old AII, Inc.(g)	10.00%	12/15/2016	125	314

Total				954,116

Communications Equipment 0.85%
Brocade Communications Systems, Inc.	6.625%	1/15/2018	600	634,500
Brocade Communications Systems, Inc.	6.875%	1/15/2020	150	160,500
Hughes Network Systems LLC	9.50%	4/15/2014	250	259,062

Total				1,054,062

Consumer Finance 0.35%
American General Finance Corp.	6.90%	12/15/2017	200	162,500
Ford Motor Credit Co. LLC	8.00%	6/1/2014	250	275,633

Total				438,133

Containers & Packaging 0.97%
Ardagh Packaging Finance plc (Ireland)†(c)	7.375%	10/15/2017	200	207,250
Ardagh Packaging Finance plc (Ireland)†(c)	9.125%	10/15/2020	200	209,000
Ball Corp.	7.375%	9/1/2019	150	162,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	350	349,125
Sealed Air Corp.	7.875%	6/15/2017	250	275,275

Total				1,202,650

See Notes to Financial Statements.

18

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Diversified Financial Services 1.11%
Capital One Capital VI	8.875%	5/15/2040		$400	$419,500
New York City Industrial Development Agency†	11.00%	3/1/2029		200	252,944
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018		250	266,875
RBS Global, Inc./Rexnord LLC	11.75%	8/1/2016		325	350,187
Wachovia Capital Trust III	5.80%	–	(h)	100	87,125

Total					1,376,631

Diversified Telecommunication Services 1.42%
Cincinnati Bell, Inc.	7.00%	2/15/2015		300	299,250
Intelsat Luxembourg SA (Luxembourg)(c)	11.25%	2/4/2017		450	492,750
SBA Telecommunications, Inc.	8.25%	8/15/2019		300	329,250
Windstream Corp.	7.00%	3/15/2019		650	643,500

Total					1,764,750

Electric: Utilities 0.27%
Ameren Illinois Co.	9.75%	11/15/2018		150	192,689
Texas Competitive Electric Holdings Co. LLC	10.25%	11/1/2015		250	142,500

Total					335,189

Electrical Equipment 0.27%
Baldor Electric Co.	8.625%	2/15/2017		300	337,500

Food & Staples Retailing 0.24%
Dunkin’ Finance Corp.†	9.625%	12/1/2018		300	304,500

Food Products 0.10%
Corn Products International, Inc.	4.625%	11/1/2020		125	123,525

Health Care Equipment & Supplies 1.12%
Bausch & Lomb, Inc.	9.875%	11/1/2015		500	537,500
Biomet, Inc.	10.00%	10/15/2017		200	219,500
HCA, Inc.	9.125%	11/15/2014		600	630,750

Total					1,387,750

Health Care Providers & Services 0.76%
Community Health Systems, Inc.	8.875%	7/15/2015		400	421,000
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017		250	261,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018		250	257,500

Total					939,750

See Notes to Financial Statements.

19

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hotels, Restaurants & Leisure 1.37%
Hyatt Hotels Corp.†	5.75%	8/15/2015	$355	$371,686
Marina District Finance Co., Inc.†	9.875%	8/15/2018	300	297,000
McDonald’s Corp.	5.00%	2/1/2019	350	383,400
River Rock Entertainment Authority (The)	9.75%	11/1/2011	20	17,950
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	75	77,813
Starwood Hotels & Resorts Worldwide, Inc.	7.875%	10/15/2014	200	228,000
Station Casinos, Inc.(g)	6.50%	2/1/2014	250	25
Wendy’s/Arby’s Restaurants LLC	10.00%	7/15/2016	250	272,500
Wyndham Worldwide Corp.	5.75%	2/1/2018	50	50,915

Total				1,699,289

Household Durables 0.43%
Armored AutoGroup, Inc.†	9.25%	11/1/2018	75	74,813
K. Hovnanian Enterprises, Inc.	10.625%	10/15/2016	150	154,500
Lennar Corp.	12.25%	6/1/2017	250	302,500

Total				531,813

Independent Power Producers & Energy Traders 0.52%
AES Corp. (The)	8.00%	10/15/2017	325	345,313
Mirant Americas Generation LLC	9.125%	5/1/2031	300	297,000

Total				642,313

Information Technology Services 0.84%
SunGard Data Systems, Inc.†	7.375%	11/15/2018	150	151,500
SunGard Data Systems, Inc.†	7.625%	11/15/2020	100	101,750
SunGard Data Systems, Inc.	10.25%	8/15/2015	750	790,312

Total				1,043,562

Insurance 0.20%
Liberty Mutual Group, Inc.†	10.75%	6/15/2058	200	244,000

Leisure Equipment & Products 0.54%
Expedia, Inc.	8.50%	7/1/2016	175	192,500
Mattel, Inc.	4.35%	10/1/2020	50	48,547
Speedway Motorsports, Inc.	8.75%	6/1/2016	400	433,000

Total				674,047

Machinery 0.22%
Oshkosh Corp.	8.50%	3/1/2020	250	275,625

See Notes to Financial Statements.

20

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Media 1.35%
Affinion Group, Inc.	11.50%		10/15/2015	$475	$496,375
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%		4/30/2020	300	317,250
Gray Television, Inc.	10.50%		6/29/2015	150	151,875
Mediacom Broadband LLC	8.50%		10/15/2015	500	505,000
Mediacom Communications Corp.	9.125%		8/15/2019	100	102,500
WMG Acquisition Corp.	9.50%		6/15/2016	100	107,750

Total					1,680,750

Metals & Mining 0.99%
Cliffs Natural Resources, Inc.	5.90%		3/15/2020	350	369,393
FMG Resources (August 2006) Pty Ltd. (Australia)†(c)	6.875%		2/1/2018	400	400,000
FMG Resources (August 2006) Pty Ltd. (Australia)†(c)	7.00%		11/1/2015	50	51,500
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017	250	276,902
Noranda Aluminum Acquisition Corp. PIK	5.193%	#	5/15/2015	154	138,808

Total					1,236,603

Multi-Line Retail 0.28%
Macy’s Retail Holdings, Inc.	8.375%		7/15/2015	300	352,500

Multi-Utilities 0.59%
Black Hills Corp.	9.00%		5/15/2014	350	402,050
NiSource Finance Corp.	10.75%		3/15/2016	250	334,700

Total					736,750

Oil, Gas & Consumable Fuels 2.41%
Concho Resources, Inc.	7.00%		1/15/2021	150	154,125
CONSOL Energy, Inc.†	8.25%		4/1/2020	400	434,000
Continental Resources, Inc.	8.25%		10/1/2019	750	836,250
El Paso Corp.	7.00%		6/15/2017	500	530,157
El Paso Corp.	7.25%		6/1/2018	250	268,879
Forest Oil Corp.	7.25%		6/15/2019	200	204,000
Linn Energy LLC/Linn Energy Finance Corp.†	7.75%		2/1/2021	150	154,500
Tennessee Gas Pipeline Co.	7.00%		10/15/2028	250	265,610
Whiting Petroleum Corp.	6.50%		10/1/2018	150	152,250

Total					2,999,771

Pharmaceuticals 0.09%
Mylan, Inc.†	7.625%		7/15/2017	50	53,438
Mylan, Inc.†	7.875%		7/15/2020	50	54,125

Total					107,563

See Notes to Financial Statements.

21

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Real Estate Investment Trusts 0.44%
Host Hotels & Resorts LP	6.375%	3/15/2015	$175	$178,500
ProLogis	6.875%	3/15/2020	350	372,240

Total				550,740

Specialty Retail 0.51%
Brookstone Co., Inc.†	13.00%	10/15/2014	196	181,790
Limited Brands, Inc.	8.50%	6/15/2019	400	459,000

Total				640,790

Textiles, Apparel & Luxury Goods 0.01%
INVISTA†	9.25%	5/1/2012	16	16,320

Thrifts & Mortgage Finance 0.00%
Washington Mutual Bank(g)	6.875%	6/15/2011	275	1,031

Tobacco 0.10%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	8.50%	5/15/2018	125	126,250

Transportation Infrastructure 0.11%
Asciano Finance Ltd. (Australia)†(c)	4.625%	9/23/2020	150	139,376

Wireless Telecommunication Services 0.41%
Clearwire Communications LLC/Clearwire Finance, Inc.†	12.00%	12/1/2017	50	51,875
Sprint Capital Corp.	6.90%	5/1/2019	350	347,375
Wind Acquisition Finance SA (Italy)†(c)	11.75%	7/15/2017	100	113,250

Total				512,500

Total High Yield Corporate Bonds (cost $27,625,890)				28,738,579

			Shares (000)
NON-CONVERTIBLE PREFERRED STOCK 0.00%

Thrifts & Mortgage Finance
Fannie Mae* (cost $213,465)	Zero Coupon		9	4,760

See Notes to Financial Statements.

22

Schedule of Investments (continued)

December 31, 2010

Investments	Exercise Price	Expiration Date	Shares (000)		Value
WARRANTS 0.02%

Auto Components 0.01%
Cooper-Standard Holdings, Inc.*	$27.33	11/27/2017	–	(a)	$5,198
Cooper-Standard Holdings, Inc.*(b)	27.33	11/27/2017	–	(a)	4,185

Total					9,383

Media 0.01%
Charter Communications, Inc.*	46.86	11/30/2014	1		10,502

Total Warrants (cost $8,558)					19,885

Total Long-Term Investments (cost $108,242,331)					123,682,674

			Principal Amount (000)

SHORT-TERM INVESTMENT 0.39%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $495,000 of Federal Home Loan Mortgage Corp. at 1.75% due 1/28/2013; value: $499,331; proceeds: $487,984 (cost $487,983)			$488		487,983

Total Investments in Securities 99.82% (cost $108,730,314)					124,170,657

Cash, Foreign Cash and Other Assets in Excess of Liabilities(i) 0.18%					221,658

Net Assets 100.00%					$124,392,315

ADR	American Depositary Receipt.
PIK	Payment-in-kind.
Unit	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2010.
(a)	Amount is less than 1,000 shares.
(b)	Restricted securities of Cooper Standard Holdings, Inc. acquired through private placement for fiscal year ended December 31, 2010 are as follows:

Investment Type	Acquisition Date	Acquired Shares	Cost on Acquisition Date	Fair value per share at December 31, 2010
Common Stock	May 24, 2010	3,209	$70,676	$45.00
Convertible Preferred Stock	May 24, 2010	110	11,000	185.00
Convertible Preferred Stock	July 19, 2010	2	200	185.00
Warrant	May 27, 2010	186	–	22.50

See Notes to Financial Statements.

23

Schedule of Investments (concluded)

December 31, 2010

(c)	Foreign security traded in U.S. dollars.
(d)	Restricted security. The Fund acquired 3,410 shares in a private placement on June 11, 2009 for a cost of $63,938. The fair value price per share on December 31, 2010 is $38.94.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate in effect at December 31, 2010.
(f)	Investment in non-U.S. dollar denominated securities.
(g)	Defaulted security.
(h)	Security is perpetual in nature and has no stated maturity.
(i)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include unrealized appreciation on open futures contracts, as follows:

Open Futures Contracts at December 31, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2011	25	Short	$(3,010,938)	$89,573

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $108,730,314)	$124,170,657
Deposits with broker for futures collateral	40,000
Foreign cash, at value (cost $70,081)	74,054
Receivables:
Interest and dividends	727,062
Investment securities sold	37,509
Capital shares sold	8,940
From advisor (See Note 3)	8,688
Prepaid expenses	1,025
Total assets	125,067,935
LIABILITIES:
Payables:
Investment securities purchased	480,625
Management fee	78,363
Variation margin	11,328
Directors’ fees	8,169
Fund administration	4,179
Capital shares reacquired	2,408
Accrued expenses and other liabilities	90,548
Total liabilities	675,620
NET ASSETS	$124,392,315
COMPOSITION OF NET ASSETS:
Paid-in capital	$129,091,894
Distributions in excess of net investment income	(131,747)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(20,102,490)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	15,534,658
Net Assets	$124,392,315
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	9,292,386
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.39

See Notes to Financial Statements.

25

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $17,348)	$1,858,919
Interest and other	2,740,613
Total investment income	4,599,532
Expenses:
Management fee	882,399
Shareholder servicing	426,643
Fund administration	47,061
Professional	45,028
Reports to shareholders	40,102
Custody	7,611
Directors’ fees	4,703
Other	3,833
Gross expenses	1,457,380
Expense reductions (See Note 7)	(158)
Management fee waived (See Note 3)	(104,210)
Net expenses	1,353,012
Net investment income	3,246,520
Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	2,431,321
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	10,706,589
Net realized and unrealized gain	13,137,910
Net Increase in Net Assets Resulting From Operations	$16,384,430

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$3,246,520	$3,530,059
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	2,431,321	(8,106,514)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	10,706,589	26,519,676
Net increase in net assets resulting from operations	16,384,430	21,943,221
Distributions to shareholders from:
Net investment income	(3,354,425)	(3,660,866)
Capital share transactions (See Note 10):
Proceeds from sales of shares	9,867,715	18,566,088
Reinvestment of distributions	3,354,423	3,660,864
Cost of shares reacquired	(18,623,836)	(16,323,673)
Net increase (decrease) in net assets resulting from capital share transactions	(5,401,698)	5,903,279
Net increase in net assets	7,628,307	24,185,634
NET ASSETS:
Beginning of year	$116,764,008	$92,578,374
End of year	$124,392,315	$116,764,008
Distributions in excess of net investment income	$(131,747)	$(118,786)

See Notes to Financial Statements.

27

Financial Highlights

	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.98	$10.02	$14.79	$15.28	$13.93

Investment operations:

Net investment income(a)	.34	.38	.49	.47	.39

Net realized and unrealized gain (loss)	1.44	1.97	(4.41)	.02	1.64

Total from investment operations	1.78	2.35	(3.92)	.49	2.03

Distributions to shareholders from:

Net investment income	(.37)	(.39)	(.53)	(.48)	(.37)

Net realized gain	–	–	(.32)	(.50)	(.31)

Total distributions	(.37)	(.39)	(.85)	(.98)	(.68)

Net asset value, end of year	$13.39	$11.98	$10.02	$14.79	$15.28

Total Return(b)	14.77%	23.41%	(26.19)%	3.16%	14.55%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.15%	1.14%	1.15%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.14%	1.14%	1.15%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.24%	1.27%	1.29%	1.20%	1.27%

Net investment income	2.76%	3.52%	3.83%	2.92%	2.67%

Supplemental Data:
Net assets, end of year (000)	$124,392	$116,764	$92,578	$128,675	$97,741

Portfolio turnover rate	35.78%	54.60%	69.31%	28.41%	35.51%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

28

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Capital Structure Portfolio (the “Fund,” formerly, America’s Value Portfolio). Effective May 1, 2010, America’s Value Portfolio changed its name to Capital Structure Portfolio. The Fund is diversified as defined in the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

29

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

30

Notes to Financial Statements (continued)

(i)	When–Issued or Forward Transactions–The Fund may purchase portfolio securities on a when–issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value (“NAV”). The Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of December 31, 2010, the Fund had no unfunded loan commitments.

(k)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

31

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$68,812,719	$144,405	$–	$68,957,124
Convertible Bonds	–	10,027,537	–	10,027,537
Convertible Preferred Stocks	5,871,951	3,439,658	–	9,311,609
Floating Rate Loans	–	738,672	–	738,672
Foreign Common Stocks	5,884,508	–	–	5,884,508
High Yield Corporate Bonds	–	28,738,579	–	28,738,579
Non-Convertible Preferred Stock	4,760	–	–	4,760
Warrants	10,502	9,383	–	19,885
Repurchase Agreement	–	487,983	–	487,983
Total	$80,584,440	$43,586,217	$–	$124,170,657
Other Financial Instruments
Futures Contracts
Assets	$89,573	$–	$–	$89,573
Liabilities	–	–	–	–
Total	$89,573	$–	$–	$89,573
*	See Schedule of Investments for values in each industry.

(l)	Disclosures about Derivative Instruments and Hedging Activities–The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2010 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

32

Notes to Financial Statements (continued)

As of December 31, 2010, the Fund had a futures interest rate contract with a cumulative unrealized appreciation of $89,573 which is included in the Schedule of Investments. Only the current day’s variation margin is included in the Statement of Assets and Liabilities. Amounts of ($236,822) and $89,573 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the fiscal year was 19.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2010, the effective management fee, net of waivers, was at an annualized rate of .66% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2010 through April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses did not exceed an annualized rate of 1.15%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $411,786 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

33

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and the 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$3,354,425	$3,660,866
Total distributions paid	$3,354,425	$3,660,866

As of December 31, 2010, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$25,808
Total undistributed earnings	$25,808
Capital loss carryforwards*	(19,952,821)
Temporary differences	(11,462)
Unrealized gains – net	15,238,896
Total accumulated losses – net	$(4,699,579)
*	As of December 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$9,207,095	$10,745,726	$19,952,821

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net ordinary losses of $3,294 during fiscal 2010.

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$108,936,503
Gross unrealized gain	19,055,675
Gross unrealized loss	(3,821,521)
Net unrealized security gain	$15,234,154

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization, wash sales and certain securities.

34

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$94,944	$(94,944)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities and foreign currency transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$41,050,568	$41,957,184

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

35

Notes to Financial Statements (continued)

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The value of the Fund’s equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund’s assessment of a company’s value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The value of the Fund’s fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield debt securities (sometimes called “lower-rated debt securities” or “junk bonds”) in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities.

A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

The Fund may invest up to 20% of its assets in foreign securities. The Fund’s exposure to foreign companies (and ADRs) presents increased market, liquidity, currency, political and other risks. The Fund may invest up to 10% of its net assets in senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer.

36

Notes to Financial Statements (concluded)

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	797,596	1,751,146
Reinvestment of distributions	251,090	304,818
Shares reacquired	(1,499,567)	(1,548,265)
Increase (decrease)	(450,881)	507,699

37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Capital Structure Portfolio (formerly known as America’s Value Portfolio), one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Structure Portfolio (formerly known as America’s Value Portfolio) of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

38

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 – 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

39

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

40

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

41

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

42

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

43

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

44

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board noted that the Fund tended to invest to a greater degree in below investment grade fixed income securities and mid-cap value equity securities than most of its competitors. The Board observed that the investment performance of the Fund was in the second quintile of its performance universe for the nine-month and three-year periods, the first quintile for the one-year period, and the third quintile for the five-year period. The Board also observed that the investment performance was higher than of the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Index for each of those periods.

45

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board noted that in 2009 one of the Fund’s portfolio managers, Howard Hansen, had left Lord Abbett, with Christopher J. Towle continuing as a portfolio manager for the Fund, assisted by Daniel H. Frascarelli and Todor Petrov. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately five basis points above the median of the peer group and the actual management and administrative services fees were approximately two basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately five basis points above the median of the peer group. The Board noted that effective May 1, 2010 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio to 1.15% of average daily net assets, that Lord Abbett proposed to renew the agreement through April 30, 2012, and that this expense ratio was the same as that in the peer group comparison. The Board observed that the Fund had a different strategy from most of the Funds in its peer group, because it invested to a greater degree in mid-cap equity securities, rather than large-cap equity securities, and in below investment grade debt, rather than investment grade debt, and that those differences limited the validity of the comparison to the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

46

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

47

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

51.19% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 48.87% of the ordinary income distributions is qualified for the dividends received deduction.

48

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Capital Structure Portfolio

SFCS-PORT-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Classic Stock Portfolio*

For the fiscal year ended December 31, 2010

* Formerly known as Large Cap Core Portfolio

Lord Abbett Series Fund — Classic Stock Portfolio (formerly Large Cap Core Portfolio)

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Classic Stock Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 14.12%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,¹ which returned 16.10% over the same period.

The broad market generally advanced during the beginning of 2010, peaking in April. It then entered a period of dramatic uncertainty during the summer, and rallied strongly in the fourth quarter. Economic data are improving, and we expect growth to continue in 2011. We continue to invest in companies that we believe are positioned for strong revenue and earnings growth.

The Fund’s relative performance was hampered most by stock selection within the health care sector. Shares of biopharmaceutical company Human Genome Sciences, Inc. suffered as a consequence of investor doubts over the company’s experimental lupus drug after the Food and Drug Administration announced a delay of approval. Weak stock selection within the information technology sector, along with

1

our relative overweight, also detracted from Fund performance. Shares of Adobe Systems Inc., a software company, tumbled after the company reported weakening sales and a disappointing outlook. Negative stock selection within the financials sector also hampered relative Fund performance. Bank of America Corp., a financial holdings company, was hurt by concerns over financial regulation and global uncertainty related to the exposure of European banks to sovereign debt.

The largest contributor to Fund performance during this period was positive stock selection in, along with a relative overweight to, the strong performing consumer discretionary sector. Casino resort Wynn Resorts, Inc. saw strong growth in its Macau property, coupled with a modest recovery in Las Vegas. Shares of Dick’s Sporting Goods, a seller of sports equipment, rose on same-store sales and stronger than expected third quarter earnings. Positive stock selection within the industrials sector also contributed to the Fund’s performance. Shares of Union Pacific Corp., a railroad operator, benefited from a recovery in business volume, as well as higher revenue.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2010

	1 Year	5 Years	Life of Class
Class VC2	14.12%	4.23%	5.28%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 29, 2005.

2    The Class VC shares commenced operations and performance for the Class began on April 29, 2005.

3

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,252.30	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.43	$4.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	14.71%
Consumer Staples	5.47%
Energy	11.41%
Financials	17.32%
Health Care	8.24%
Industrials	10.70%
Information Technology	17.44%
Materials	8.95%
Telecommunication Services	1.77%
Utilities	1.08%
Short-Term Investment	2.91%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

5

Schedule of Investments

December 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 97.33%

Aerospace & Defense 2.55%
Boeing Co. (The)	309	$20
Goodrich Corp.	2,233	197
Honeywell International, Inc.	3,929	209
Precision Castparts Corp.	1,588	221
United Technologies Corp.	3,245	255

Total		902

Airlines 0.40%
AMR Corp.*	18,375	143

Automobiles 0.47%
General Motors Co.*	4,483	165

Beverages 2.15%
Coca-Cola Co. (The)	5,562	366
PepsiCo, Inc.	6,043	395

Total		761

Biotechnology 2.45%
Amgen, Inc.*	6,703	368
Celgene Corp.*	2,620	155
Gilead Sciences, Inc.*	1,818	66
Human Genome Sciences, Inc.*	8,912	213
Vertex Pharmaceuticals, Inc.*	1,788	63

Total		865

Capital Markets 4.57%
Bank of New York Mellon Corp. (The)	3,175	96
Franklin Resources, Inc.	471	52
Goldman Sachs Group, Inc. (The)	4,030	678
Morgan Stanley	11,577	315
State Street Corp.	4,020	186
T. Rowe Price Group, Inc.	4,446	287

Total		1,614

Investments	Shares	Value (000)
Chemicals 5.77%
Albemarle Corp.	3,041	$170
Celanese Corp. Series A	4,788	197
CF Industries Holdings, Inc.	1,136	154
Dow Chemical Co. (The)	10,569	361
E.I. du Pont de Nemours & Co.	3,311	165
LyondellBasell Industries NV Class A (Netherlands)*(a)	3,377	116
Monsanto Co.	5,054	352
Mosaic Co. (The)	979	75
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	2,895	448

Total		2,038

Commercial Banks 4.82%
Fifth Third Bancorp	21,178	311
PNC Financial Services Group, Inc. (The)	4,432	269
Regions Financial Corp.	25,008	175
SunTrust Banks, Inc.	5,623	166
U.S. Bancorp	9,947	268
Wells Fargo & Co.	16,589	514

Total		1,703

Communications Equipment 1.86%
Cisco Systems, Inc.*	8,860	179
QUALCOMM, Inc.	9,662	478

Total		657

Computers & Peripherals 5.64%
Apple, Inc.*	3,862	1,246
Dell, Inc.*	21,044	285
EMC Corp.*	7,267	166
Hewlett-Packard Co.	5,612	236
SMART Technologies, Inc. Class A (Canada)*(a)	6,237	59

Total		1,992

Consumer Finance 0.92%
Capital One Financial Corp.	7,637	325

See Notes to Financial Statements.

6

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value (000)
Diversified Financial Services 4.78%
Bank of America Corp.	50,147	$669
Citigroup, Inc.*	64,780	306
JPMorgan Chase & Co.	16,820	714

Total		1,689

Diversified Telecommunication Services 1.77%
AT&T, Inc.	10,732	315
CenturyLink, Inc.	4,111	190
Verizon Communications, Inc.	3,355	120

Total		625

Electric: Utilities 0.47%
NextEra Energy, Inc.	1,773	92
Progress Energy, Inc.	1,692	74

Total		166

Electrical Equipment 0.72%
Emerson Electric Co.	4,471	256

Electronic Equipment, Instruments & Components 0.80%
Corning, Inc.	7,264	140
Dolby Laboratories, Inc. Class A*	2,119	141

Total		281

Energy Equipment & Services 3.04%
Schlumberger Ltd.	10,839	905
Weatherford International Ltd. (Switzerland)*(a)	7,438	170

Total		1,075

Food & Staples Retailing 0.84%
CVS Caremark Corp.	5,377	187
Wal-Mart Stores, Inc.	2,022	109

Total		296

Food Products 0.60%
Kellogg Co.	1,490	76
Kraft Foods, Inc. Class A	4,344	137

Total		213

Investments	Shares	Value (000)
Health Care Equipment & Supplies 0.49%
Baxter International, Inc.	3,444	$174

Health Care Providers & Services 1.79%
Express Scripts, Inc.*	7,756	419
Medco Health Solutions, Inc.*	3,507	215

Total		634

Health Care Technology 0.04%
athenahealth, Inc.*	336	14

Hotels, Restaurants & Leisure 6.95%
Boyd Gaming Corp.*	5,532	59
Carnival Corp. Unit	9,300	429
Darden Restaurants, Inc.	2,464	114
Hyatt Hotels Corp. Class A*	3,969	182
Marriott International, Inc. Class A	13,555	563
MGM Resorts International*	23,346	347
Royal Caribbean Cruises Ltd.*	2,308	108
Starwood Hotels & Resorts Worldwide, Inc.	5,093	310
Wynn Resorts Ltd.	3,308	344

Total		2,456

Household Products 1.64%
Colgate-Palmolive Co.	1,473	118
Procter & Gamble Co. (The)	7,182	462

Total		580

Industrial Conglomerates 1.15%
General Electric Co.	22,256	407

Information Technology Services 0.26%
MasterCard, Inc. Class A	406	91

Insurance 1.42%
MetLife, Inc.	5,545	246
Prudential Financial, Inc.	4,348	255

Total		501

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value (000)
Internet & Catalog Retail 0.12%
Amazon.com, Inc.*	225	$41

Internet Software & Services 1.97%
Akamai Technologies, Inc.*	267	13
Google, Inc. Class A*	1,154	685

Total		698

Machinery 2.38%
Dover Corp.	1,788	105
Eaton Corp.	2,241	227
PACCAR, Inc.	4,915	282
Parker Hannifin Corp.	2,653	229

Total		843

Media 2.32%
Interpublic Group of Cos., Inc. (The)*	29,701	315
Time Warner, Inc.	5,946	191
Walt Disney Co. (The)	8,408	315

Total		821

Metals & Mining 3.21%
Barrick Gold Corp. (Canada)(a)	3,128	166
Freeport-McMoRan Copper & Gold, Inc.	2,993	360
Newmont Mining Corp.	3,571	219
Reliance Steel & Aluminum Co.	2,100	107
United States Steel Corp.	4,823	282

Total		1,134

Multi-Line Retail 2.98%
J.C. Penney Co., Inc.	5,909	191
Kohl’s Corp.*	3,526	192
Macy’s, Inc.	6,711	170
Target Corp.	8,335	501

Total		1,054

Multi-Utilities 0.61%
Dominion Resources, Inc.	2,505	107
PG&E Corp.	2,250	108

Total		215

Investments	Shares	Value (000)
Oil, Gas & Consumable Fuels 8.40%
Apache Corp.	2,234	$266
BP plc ADR	1,124	50
Chevron Corp.	3,659	334
Continental Resources, Inc.*	2,370	140
Devon Energy Corp.	2,088	164
EOG Resources, Inc.	1,757	161
Exxon Mobil Corp.	7,530	551
Hess Corp.	6,250	478
Marathon Oil Corp.	1,002	37
Occidental Petroleum Corp.	2,478	243
Petrohawk Energy Corp.*	2,355	43
Range Resources Corp.	1,097	49
Southwestern Energy Co.*	2,468	92
Suncor Energy, Inc. (Canada)(a)	9,438	361

Total		2,969

Pharmaceuticals 3.49%
Abbott Laboratories	4,045	194
Johnson & Johnson	6,901	427
Merck & Co., Inc.	4,535	163
Pfizer, Inc.	25,659	449

Total		1,233

Professional Services 1.37%
Monster Worldwide, Inc.*	20,525	485

Real Estate Investment Trusts 0.86%
Host Hotels & Resorts, Inc.	16,953	303

Road & Rail 2.14%
Hertz Global Holdings, Inc.*	13,232	192
Union Pacific Corp.	6,093	565

Total		757

Semiconductors & Semiconductor Equipment 2.45%
Broadcom Corp. Class A	3,389	148
Intel Corp.	17,123	360
Micron Technology, Inc.*	25,303	203

See Notes to Financial Statements.

8

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value (000)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	4,813	$156

Total		867

Software 4.51%
Activision Blizzard, Inc.	27,410	341
Adobe Systems, Inc.*	10,756	331
Microsoft Corp.	9,481	265
Oracle Corp.	8,879	278
VMware, Inc. Class A*	4,257	378

Total		1,593

Specialty Retail 1.91%
Best Buy Co., Inc.	1,775	61
Dick’s Sporting Goods, Inc.*	13,561	509
Home Depot, Inc. (The)	3,034	106

Total		676

Tobacco 0.25%
Altria Group, Inc.	3,625	89

Total Common Stocks (cost $27,446,588)		34,401

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.92%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $970,000 of Federal National Mortgage Assoc. at 4.625% due 5/1/2013; value: $1,053,663; proceeds: $1,031,935 (cost $1,031,931)	$1,032	$1,032

Total Investments in Securities 100.25% (cost $28,478,519)		35,433

Liabilities in Excess of Other Assets (0.25%)		(87)

Net Assets 100.00%		$35,346

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $28,478,519)	$35,433,231
Receivables:
Capital shares sold	34,628
Interest and dividends	27,736
From advisor (See Note 3)	9,671
Prepaid expenses	300
Total assets	35,505,566
LIABILITIES:
Payables:
Investment securities purchased	64,020
Management fee	20,543
Capital shares reacquired	2,270
Directors’ fees	1,644
Fund administration	1,174
Accrued expenses and other liabilities	69,469
Total liabilities	159,120
NET ASSETS	$35,346,446
COMPOSITION OF NET ASSETS:
Paid-in capital	$31,441,909
Distributions in excess of net investment income	(1,644)
Accumulated net realized loss on investments and foreign currency related transactions	(3,048,531)
Net unrealized appreciation on investments	6,954,712
Net Assets	$35,346,446
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,874,684
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.30

See Notes to Financial Statements.

10

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $803)	$427,094
Interest	155
Total investment income	427,249
Expenses:
Management fee	216,000
Shareholder servicing	115,669
Professional	37,170
Reports to shareholders	19,073
Fund administration	12,343
Custody	3,123
Directors’ fees	1,226
Other	994
Gross expenses	405,598
Expense reductions (See Note 7)	(41)
Management fee waived (See Note 3)	(112,414)
Net expenses	293,143
Net investment income	134,106
Net realized and unrealized gain:
Net realized gain on investments	480,924
Net change in unrealized appreciation/depreciation on investments	3,755,984
Net realized and unrealized gain	4,236,908
Net Increase in Net Assets Resulting From Operations	$4,371,014

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$134,106	$199,064
Net realized gain (loss) on investments	480,924	(2,347,935)
Net change in unrealized appreciation/depreciation on investments	3,755,984	8,189,095
Net increase in net assets resulting from operations	4,371,014	6,040,224
Distributions to shareholders from:
Net investment income	(135,603)	(199,870)
Capital share transactions (See Note 10):
Proceeds from sales of shares	7,047,781	9,806,047
Reinvestment of distributions	135,603	199,870
Cost of shares reacquired	(5,345,554)	(6,044,020)
Net increase in net assets resulting from capital share transactions	1,837,830	3,961,897
Net increase in net assets	6,073,241	9,802,251
NET ASSETS:
Beginning of year	$29,273,205	$19,470,954
End of year	$35,346,446	$29,273,205
Distributions in excess of investment income	$(1,644)	$(573)

See Notes to Financial Statements.

12

Financial Highlights

	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.82	$ 8.68	$12.89	$12.14	$10.86

Investment operations:

Net investment income(a)	.05	.08	.12	.09	.10

Net realized and unrealized gain (loss)	1.48	2.13	(4.16)	1.21	1.30

Total from investment operations	1.53	2.21	(4.04)	1.30	1.40

Distributions to shareholders from:

Net investment income	(.05)	(.07)	(.10)	(.08)	(.07)

Net realized gain	–	–	(.07)	(.47)	(.05)

Total distributions	(.05)	(.07)	(.17)	(.55)	(.12)

Net asset value, end of year	$12.30	$10.82	$ 8.68	$12.89	$12.14

Total Return(b)	14.12%	25.50%	(31.28)%	10.68%	12.91%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.95%	.99%	1.10%	1.10%	1.10%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.95%	.99%	1.10%	1.10%	1.10%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.49%	1.49%	1.45%	1.91%

Net investment income	.43%	.82%	1.08%	.72%	.89%

Supplemental Data:
Net assets, end of year (000)	$35,346	$29,273	$19,471	$21,199	$13,743

Portfolio turnover rate	21.65%	54.63%	40.08%	42.46%	34.27%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

13

Notes to Financial Statements

1.     ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Classic Stock Portfolio (the “Fund” formerly, Large-Cap Core Portfolio). Effective May 1, 2010, Large-Cap Core Portfolio changed its name to Classic Stock Portfolio. The Fund is diversified as defined in the Act.

The investment objective of the Fund is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.     SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

14

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

15

Notes to Financial Statements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$34,401	$–	$–	$34,401
Repurchase Agreement	–	1,032	–	1,032
Total	$34,401	$1,032	$–	$35,433
*	See Schedule of Investments for values in each industry.

3.     MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2010, the effective management fee, net of waivers, was at an annualized rate of .34% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2010 through April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses did not exceed an annualized rate of .95%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators

16

Notes to Financial Statements (continued)

and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $108,000 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.     DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$135,603	$199,870
Total distributions paid	$135,603	$199,870

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(2,447,165)
Temporary differences	(1,644)
Unrealized gains – net	6,353,346
Total accumulated gains – net	$3,904,537
*	As of December 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$522,322	$1,924,843	$2,447,165

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$29,079,885
Gross unrealized gain	6,801,264
Gross unrealized loss	(447,918)
Net unrealized security gain	$6,353,346

17

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$426	$(39)	$(387)

The permanent differences are attributable to the tax treatment of certain distributions paid and foreign currency transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$7,996,304	$6,468,068

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

18

Notes to Financial Statements (concluded)

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	643,063	1,063,360
Reinvestment of distributions	11,041	18,387
Shares reacquired	(485,228)	(618,425)
Increase	168,876	463,322

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Classic Stock Portfolio (formerly known as Large-Cap Core Portfolio), one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Classic Stock Portfolio (formerly known as Large-Cap Core Portfolio) of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board observed that the investment performance of the Fund was in the fifth quintile of its performance universe for the nine-month and one-year periods and the first quintile for the three-year and five-year periods. The Board also observed that the Fund’s investment performance was lower that of the Lipper Variable Underlying Funds Large-Cap Core Index for the nine-month and one-year periods and higher than that of the Index for the three-year and five-year periods. The Board also noted that the Fund’s investment

27

objective, strategy, and investment team were identical to those of Classic Stock Fund and that the investment performance of the Class A shares of Classic Stock Fund was in the first quintile of its performance universe for the ten-year period and higher than that of the Lipper Large-Cap Core Index for those periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately five basis points above the median of the peer group and the actual management and administrative services fees were approximately thirty-eight basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately twenty-three basis points below the median of the peer group. The Board noted that effective May 1, 2010 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio to 0.95% of average daily net assets and that Lord Abbett proposed to renew the agreement through April 30, 2012. The Board considered how that expense ratio would relate to the expense ratios of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

28

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of ordinary income distributions is qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Classic Stock Portfolio

SFCLASS-PORT-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal period ended December 31, 2010

Lord Abbett Series Fund — Developing Growth Portfolio*

Annual Report

For the fiscal period ended December 31, 2010

*    The Fund commenced operations on April 23, 2010, and investment performance began on May 1, 2010.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Developing Growth Portfolio for the period ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the eight-month period ended on December 31, 2010, the Fund returned 24.33%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 15.12% over the same period.

The eight-month fiscal period was characterized by two distinct market environments. The first four months were driven by fears of a double-dip recession and concern about spillover of the European debt crisis. In late August 2010, Federal Reserve chairman Ben Bernanke spoke of further quantitative easing, and economic data firmed somewhat, allaying investor fears. Steadily improving readings on household income, industrial production, and home prices also contributed to a better market tone. Our focus on companies selling into expanding market niches enabled the Fund to perform well during both of these contrasting market environments. Overall, we were able to generate gains that exceeded the index by a comfortable margin.

1

The information technology sector was the Fund’s largest contributor to performance during the period. Shares of Netezza, a data warehouse service provider, rose following the announcement that the firm would be acquired by IBM. Acme Packet, which makes telecommunications devices, also gained as enterprises increasingly invested in upgrading their networks. The firm also enjoyed market share gains versus competitors.

The portfolio gained from strong stock selection within the consumer discretionary sector, where strong retail concepts benefited from the improved consumer outlook. Shares of Lululemon Athletica, a maker of yoga-inspired athletic wear, experienced strong growth in both retail and e-commerce divisions. Also performing well was Deckers Outdoor, maker of Uggs footwear, which generated strong sales from an expanded product line. Within the industrials sector, shares of Polypore International, a producer of specialized filters used in industrial applications and electronics, rose as the outlook for the firm’s lithium separator business remained strong.

The energy sector contributed positively to the portfolio’s overall return, but we underperformed the benchmark in this group. ION Geophysical declined on weakness in the seismic data sector in mid-2010. Shares of Clean Energy Fuels also experienced a decline, as the political uncertainty surrounding the Natural Gas Act has negatively affected the firm’s profit outlook. The Fund also underperformed its benchmark in the health care category, as shares of Thoratec, maker of the HeartMate II ventricular assist device, fell on competitive concerns. Acorda Therapeutics, producer of the Ampyra drug for multiple sclerosis, declined amid concerns over reimbursement risk and prescription growth. Also negatively affecting performance was American Public Education, an online provider of post-secondary education that succumbed to the onslaught of regulatory pressures facing the entire education industry.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can

2

obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Total Return for the Period Ended December 31, 2010

Life of Class
Class VC2	24.33%*

1    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 30, 2010.

2    The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

*    Because Class VC shares have existed for less than one year, average annual returns are not provided.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,382.40	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.68	$4.58

†	Net expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	19.05%
Energy	5.35%
Financials	10.37%
Health Care	17.25%
Industrials	12.39%
Information Technology	33.37%
Materials	2.22%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments

6

Schedule of Investments

December 31, 2010

Investments	Shares	Value
COMMON STOCKS 108.64%

Aerospace & Defense 3.20%
BE Aerospace, Inc.*	74	$2,740
DigitalGlobe, Inc.*	41	1,300
HEICO Corp.	39	1,990
Hexcel Corp.*	92	1,664

Total		7,694

Auto Components 1.11%
Westport Innovations, Inc. (Canada)*(a)	144	2,667

Biotechnology 4.94%
Acorda Therapeutics, Inc.*	66	1,799
BioMarin Pharmaceutical, Inc.*	74	1,993
Cepheid, Inc.*	123	2,798
Human Genome Sciences, Inc.*	40	956
Incyte Corp. Ltd.*	134	2,219
Momenta Pharmaceuticals, Inc.*	45	674
Onyx Pharmaceuticals, Inc.*	39	1,438

Total		11,877

Capital Markets 4.60%
Affiliated Managers Group, Inc.*	27	2,679
Financial Engines, Inc.*	239	4,739
Noah Holdings Ltd. ADR*	118	2,307
OptionsXpress Holdings, Inc.	43	674
Stifel Financial Corp.*	11	682

Total		11,081

Chemicals 1.28%
Koppers Holdings, Inc.	1	36
Rockwood Holdings, Inc.*	51	1,995
STR Holdings, Inc.*	52	1,040

Total		3,071

Investments	Shares	Value
Commercial Banks 3.04%
Signature Bank*	56	$2,800
SVB Financial Group*	50	2,653
Western Alliance Bancorp*	253	1,862

Total		7,315

Commercial Services & Supplies 2.56%
Corporate Executive Board Co. (The)	80	3,004
EnerNOC, Inc.*	10	239
Higher One Holdings, Inc.*	144	2,913

Total		6,156

Communications Equipment 3.60%
Acme Packet, Inc.*	58	3,083
Aruba Networks, Inc.*	128	2,673
Riverbed Technology, Inc.*	83	2,919

Total		8,675

Computers & Peripherals 1.24%
Fortinet, Inc.*	92	2,976

Consumer Finance 1.44%
Green Dot Corp. Class A*	61	3,461

Diversified Consumer Services 2.09%
Coinstar, Inc.*	39	2,201
K12, Inc.*	49	1,404
TAL Education Group ADR*	88	1,417

Total		5,022

Diversified Financial Services 1.50%
Portfolio Recovery Associates, Inc.*	48	3,610

Electrical Equipment 1.33%
American Superconductor Corp.*	44	1,258
Polypore International, Inc.*	17	692
Satcon Technology Corp.*	280	1,260

Total		3,210

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value
Electronic Equipment, Instruments & Components 4.63%
FARO Technologies, Inc.*	83	$2,726
Hollysys Automation Technologies Ltd. (China)*(a)	112	1,698
IPG Photonics Corp.*	134	4,237
Maxwell Technologies, Inc.*	132	2,493

Total		11,154

Energy Equipment & Services 2.87%
CARBO Ceramics, Inc.	41	4,245
Complete Production Services, Inc.*	43	1,271
ION Geophysical Corp.*	165	1,399

Total		6,915

Health Care Equipment & Supplies 7.66%
Align Technology, Inc.*	67	1,309
DexCom, Inc.*	138	1,884
Endologix, Inc.*	397	2,839
HeartWare International, Inc.*	14	1,226
Insulet Corp.*	96	1,488
Masimo Corp.	23	669
NxStage Medical, Inc.*	165	4,105
Thoratec Corp.*	48	1,359
Volcano Corp.*	130	3,550

Total		18,429

Health Care Technology 2.80%
athenahealth, Inc.*	81	3,319
SXC Health Solutions Corp.*	80	3,429

Total		6,748

Hotels, Restaurants & Leisure 2.23%
BJ’s Restaurants, Inc.*	56	1,984
Chipotle Mexican Grill, Inc.*	10	2,127
WMS Industries, Inc.*	28	1,267

Total		5,378

Investments	Shares	Value
Household Durables 2.13%
iRobot Corp.*	80	$1,990
Tempur-Pedic International, Inc.*	78	3,125

Total		5,115

Information Technology Services 2.96%
Camelot Information Systems, Inc. ADR*	13	311
hiSoft Technology International Ltd. ADR*	126	3,805
VeriFone Systems, Inc.*	78	3,008

Total		7,124

Internet & Catalog Retail 1.74%
E-Commerce China Dangdang, Inc. ADR*	112	3,032
Overstock.com, Inc.*	70	1,154

Total		4,186

Internet Software & Services 7.25%
Ancestry.com, Inc.*	96	2,719
Constant Contact, Inc.*	55	1,704
GSI Commerce, Inc.*	47	1,090
IntraLinks Holdings, Inc.*	133	2,488
Liquidity Services, Inc.*	23	323
LogMeIn, Inc.*	59	2,616
MercadoLibre, Inc. (Argentina)*(a)	19	1,266
OpenTable, Inc.*	44	3,101
Rackspace Hosting, Inc.*	68	2,136

Total		17,443

Life Sciences Tools & Services 1.26%
Pacific Biosciences of California, Inc.*	127	2,021
PAREXEL International Corp.*	48	1,019

Total		3,040

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value
Machinery 4.93%
Chart Industries, Inc.*	111	$3,750
China Valves Technology, Inc. (China)*(a)	131	1,373
Middleby Corp. (The)*	46	3,883
RBC Bearings, Inc.*	73	2,853

Total		11,859

Media 1.17%
IMAX Corp. (Canada)*(a)	100	2,805

Metals & Mining 1.14%
Brush Engineered Materials, Inc.*	71	2,743

Oil, Gas & Consumable Fuels 2.94%
Kodiak Oil & Gas Corp.*	553	3,650
Oasis Petroleum, Inc.*	126	3,417

Total		7,067

Pharmaceuticals 2.08%
Auxilium Pharmaceuticals, Inc.*	8	169
Impax Laboratories, Inc.*	51	1,026
Salix Pharmaceuticals Ltd.*	81	3,804

Total		4,999

Professional Services 0.28%
Robert Half International, Inc.	22	673

Real Estate Management & Development 0.68%
Altisource Portfolio Solutions SA (Luxembourg)*(a)	57	1,636

Road & Rail 1.17%
Genesee & Wyoming, Inc. Class A*	53	2,806

Investments	Shares	Value
Semiconductors & Semiconductor Equipment 6.72%
Atheros Communications, Inc.*	91	$3,269
Cavium Networks, Inc.*	72	2,713
Inphi Corp.*	108	2,170
JinkoSolar Holding Co., Ltd. ADR*	33	664
NetLogic Microsystems, Inc.*	104	3,267
SemiLEDs Corp. (Taiwan)*(a)	72	2,091
Trina Solar Ltd. ADR*	85	1,991

Total		16,165

Software 9.84%
ChinaCache International Holdings Ltd. ADR*	56	1,165
Concur Technologies, Inc.*	56	2,908
Longtop Financial Technologies Ltd. ADR*	36	1,302
NetSuite, Inc.*	60	1,500
RealPage, Inc.*	60	1,856
SS&C Technologies Holdings, Inc.*	126	2,584
SuccessFactors, Inc.*	112	3,244
Synchronoss Technologies, Inc.*	152	4,060
TIBCO Software, Inc.*	96	1,892
VanceInfo Technologies, Inc. ADR*	92	3,178

Total		23,689

Specialty Retail 4.14%
Dick’s Sporting Goods, Inc.*	89	3,338
Ulta Salon, Cosmetics & Fragrance, Inc.*	74	2,516
Vitamin Shoppe, Inc.*	71	2,388
Zumiez, Inc.*	64	1,720

Total		9,962

Textiles, Apparel & Luxury Goods 6.09%
Deckers Outdoor Corp.*	38	3,030
Fossil, Inc.*	29	2,044

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
lululemon athletica, Inc. (Canada)*(a)	68	$4,652
Steven Madden Ltd.*	50	2,086
Under Armour, Inc. Class A*	52	2,852

Total		14,664

Total Common Stocks 108.64% (cost $218,362)		261,415

Liabilities in Excess of Cash and Other Assets (8.64)%		(20,799)

Net Assets 100%		$240,616

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $218,362)	$261,415
Cash	15,852
Receivables:
From advisor (See Note 3)	5,391
Investment securities sold	461
Prepaid expenses	2,876
Total assets	285,995
LIABILITIES:
Payables:
Investment securities purchased	7,187
Offering costs	3,094
Management fee	152
Fund administration	8
Directors’ fees	5
Accrued expenses and other liabilities	34,933
Total liabilities	45,379
NET ASSETS	$240,616
COMPOSITION OF NET ASSETS:
Paid-in capital	$199,045
Accumulated net investment loss	(5)
Accumulated net realized loss on investments	(1,477)
Net unrealized appreciation on investments	43,053
Net Assets	$240,616
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	13,335
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.04

See Notes to Financial Statements.

11

Statement of Operations

For the Period Ended December 31, 2010*

Investment income:
Dividends	$234
Total investment income	234
Expenses:
Management fee	1,020
Shareholder servicing	5
Professional	36,074
Reports to shareholders	6,000
Offering costs	6,253
Custody	4,765
Fund administration	54
Directors’ fees	6
Other	2,292
Gross expenses	56,469
Management fee waived and expenses reimbursed (See Note 3)	(55,244)
Net expenses	1,225
Net investment loss	(991)
Net realized and unrealized gain (loss):
Net realized loss on investments	(1,477)
Net change in unrealized appreciation on investments	43,053
Net realized and unrealized gain	41,576
Net Increase in Net Assets Resulting From Operations	$40,585
*	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

INCREASE IN NET ASSETS	For the Period Ended December 31, 2010*
Operations:
Net investment loss	$(991)
Net realized loss on investments	(1,477)
Net change in unrealized appreciation on investments	43,053
Net increase in net assets resulting from operations	40,585
Capital share transactions (See Note 10):
Proceeds from sales of shares	200,031
Net increase in net assets resulting from capital share transactions	200,031
Net increase in net assets	240,616
NET ASSETS:
Beginning of period	$—
End of period	$240,616
Accumulated net investment loss	$(5)
*	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

13

Financial Highlights

	4/23/2010(a) to 12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment loss(b)	—	(c)

Net realized and unrealized loss	(.49)

Total from investment operations	(.49)

Net asset value, on SEC Effective Date, 5/1/2010	$14.51

Investment operations:

Net investment loss(b)	(.07)

Net realized and unrealized gain	3.60

Total from investment operations	3.53

Net asset value, end of period	$18.04

Total Return(d)	20.27	%(e)(f)

Total Return(d)	24.33	%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions, and including management fee waived and expenses reimbursed	.90	%(h)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.90	%(h)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	40.95	%(h)

Net investment loss	(.72	)%(h)

Supplemental Data:
Net assets, end of period (000)	$241

Portfolio turnover rate	92.19%
(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/10 through 12/31/10.
(g)	Total return for the period 5/1/10 through 12/31/10.
(h)	Annualized.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Developing Growth Portfolio (the “Fund”). The Fund commenced operations on April 23, 2010. The Fund became effective with the SEC and first made shares available to the public on May 1, 2010. The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal period ended December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$261,415	$–	$–	$261,415
Total	$261,415	$–	$–	$261,415
*	See Schedule of Investments for values in each industry.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the period ended December 31, 2010, the effective management fee, net of waivers and expenses reimbursed, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period April 23, 2010 to April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses do not exceed an annualized rate of .90%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, may enter into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the period ended December 31, 2010, the Fund did not incur expenses for such services arrangements.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to

17

Notes to Financial Statements (continued)

shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforward*	$(170)
Temporary differences	(5)
Unrealized gains – net	41,746
Total accumulated gains – net	$41,571
*	As of December 31, 2010, the capital loss carryforward, along with the related expiration date, was as follows:

2018	Total
$170	$170

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$219,669
Gross unrealized gain	46,495
Gross unrealized loss	(4,749)
Net unrealized security gain	$41,746

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal period ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Paid-in Capital
$986	$(986)

The permanent differences are attributable to the tax treatment of net investment loss.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal period ended December 31, 2010 were as follows:

Purchases	Sales
$408,990	$189,151

There were no purchases or sales of U.S. Government securities for the fiscal period ended December 31, 2010.

18

Notes to Financial Statements (concluded)

6. DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and ADRs, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Period Ended December 31, 2010†
Shares sold	13,335
Increase	13,335
†	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Developing Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations, changes in net assets, and the financial highlights for the period from April 23, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations, the changes in its net assets, and financial highlights for period from April 23, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 -2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on March 3, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett. The Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the “peer expense group”); and (2) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services to be provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. Because the Fund had not yet begun operations, the Board was not able to review the Fund’s investment performance and compliance.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would be providing investment management services to the Fund, in light of its investment objective and discipline. The Board noted that the same personnel provided management services to Lord Abbett Developing Growth Fund, Inc. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expected expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees to be paid by shareholders. The Board noted that it and Lord Abbett had agreed to cap expenses of the Fund for the period from May 1, 2010 through April 30, 2011 at 0.90% of average daily net assets.

27

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board took into account Lord Abbett’s overall profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the proposed advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Developing Growth Portfolio

SFDG-PORT-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio*

For the fiscal year ended December 31, 2010

* Formerly known as All Value Portfolio

Lord Abbett Series Fund — Fundamental Equity Portfolio (formerly All Value Portfolio)

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 19.03%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index,¹ which returned 16.23% over the same period.

The broad market generally advanced during the beginning of 2010, peaking in April. It then entered a period of dramatic uncertainty during the summer, and rallied strongly in the fourth quarter. We continue to seek out investments in high-quality companies that we believe are capable of maintaining their strong competitive positions during the kinds of difficult economic environments we have experienced over the past two years.

The largest contributor to Fund performance during this period was stock selection within the industrials and consumer discretionary sectors. Within industrials, shares of Eaton Corp., a maker of fluid power systems and vehicle transmissions, rose on better than expected earnings driven by its rapidly recovering

1

end markets. Within the consumer discretionary sector, shares of Wabco Holdings Inc., a commercial vehicle parts manufacturer, benefited from a recovery in European truck production levels, as well as higher sales and profits in emerging markets. Shares of car manufacturer Ford Motor Co. rose sharply, as auto sales in North America picked up and the company gained market share from its competitors. Our relative overweight within the strong-performing materials sector also aided Fund performance during the period.

The Fund’s relative performance was hampered most by weak stock selection within the information technology sector, along with a relative overweight in that sector. Shares of Adobe Systems Inc., a software company, tumbled after the company reported weakening sales and a disappointing outlook. Micron Technology, Inc., a semiconductor company, was hurt from oversupply and falling prices for memory chips, which cut into the company’s profit margins. Shares of security software developer McAfee, Inc. fell on a drop in company profits owing to a faulty antivirus update and foreign currency headwinds. A lack of exposure to the telecommunication services sector, which was one of the benchmark’s stronger performing sectors during the year, also detracted from relative Fund performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are included in either the Russell 1000® Value or the Russell 2000® Value indexes.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

2

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000® Value Index and the Russell 1000® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2010

	1 Year	5 Years	Life of Class
Class VC2	19.03%	5.53%	9.67%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2003.

2    The Class VC Shares commenced operations and performance for the Class began on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,249.90	$6.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.43	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	8.84%
Consumer Staples	3.03%
Energy	16.67%
Financials	20.24%
Health Care	15.03%
Industrials	11.88%
Information Technology	9.29%
Materials	7.79%
Utilities	2.41%
Short-Term Investment	4.82%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 95.48%

Aerospace & Defense 1.43%
Hexcel Corp.*	11,400	$206
United Technologies Corp.	26,034	2,049

Total		2,255

Airlines 0.82%
Southwest Airlines Co.	99,500	1,292

Auto Components 0.15%
Tenneco, Inc.*	5,900	243

Automobiles 1.80%
Ford Motor Co.*	168,400	2,827

Biotechnology 3.79%
Amgen, Inc.*	68,000	3,733
Celgene Corp.*	26,000	1,538
Human Genome Sciences, Inc.*	12,700	303
Onyx Pharmaceuticals, Inc.*	10,400	383

Total		5,957

Capital Markets 9.33%
Affiliated Managers Group, Inc.*	18,200	1,806
Charles Schwab Corp. (The)	47,400	811
Franklin Resources, Inc.	6,700	745
Goldman Sachs Group, Inc. (The)	17,100	2,876
Invesco Ltd.	40,400	972
Lazard Ltd. Class A	73,400	2,899
LPL Investment Holdings, Inc.*	24,500	891
State Street Corp.	79,500	3,684

Total		14,684

Chemicals 2.48%
Air Products & Chemicals, Inc.	31,500	2,865

Investments	Shares	Value (000)
LyondellBasell Industries NV Class A (Netherlands)*(a)	30,400	$1,046

Total		3,911

Commercial Banks 7.13%
City National Corp.	27,600	1,694
Commerce Bancshares, Inc.	23,688	941
Cullen/Frost Bankers, Inc.	25,900	1,583
KeyCorp	122,400	1,083
PNC Financial Services Group, Inc. (The)	21,900	1,330
Signature Bank*	16,700	835
TCF Financial Corp.	95,869	1,420
Wells Fargo & Co.	75,200	2,330

Total		11,216

Computers & Peripherals 0.23%
EMC Corp.*	16,031	367

Diversified Financial Services 1.66%
Bank of America Corp.	61,400	819
Citigroup, Inc.*	110,100	521
JPMorgan Chase & Co.	29,900	1,268

Total		2,608

Electric: Utilities 1.55%
NextEra Energy, Inc.	30,400	1,580
PPL Corp.	32,800	863

Total		2,443

Energy Equipment & Services 3.43%
Halliburton Co.	52,700	2,152
Superior Energy Services, Inc.*	24,600	861
Weatherford International Ltd. (Switzerland)*(a)	104,600	2,385

Total		5,398

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value (000)
Food Products 3.04%
Archer Daniels Midland Co.	85,900	$2,584
Bunge Ltd.	33,700	2,208

Total		4,792

Gas Utilities 0.86%
EQT Corp.	30,300	1,359

Health Care Equipment & Supplies 2.01%
Cooper Cos., Inc. (The)	11,500	648
Kinetic Concepts, Inc.*	21,200	888
Wright Medical Group, Inc.*	26,500	412
Zimmer Holdings, Inc.*	22,700	1,219

Total		3,167

Health Care Providers & Services 5.68%
Express Scripts, Inc.*	36,100	1,951
Humana, Inc.*	34,205	1,872
McKesson Corp.	21,300	1,499
UnitedHealth Group, Inc.	71,000	2,564
Universal Health Services, Inc. Class B	24,300	1,055

Total		8,941

Hotels, Restaurants & Leisure 0.80%
Carnival Corp. Unit	16,600	765
Marriott International, Inc. Class A	12,039	500

Total		1,265

Household Durables 1.03%
Fortune Brands, Inc.	26,800	1,615

Industrial Conglomerates 1.17%
3M Co.	21,400	1,847

Information Technology Services 4.60%
Accenture plc Class A (Ireland)(a)	34,179	1,657
Fiserv, Inc.*	12,700	744

Investments	Shares	Value (000)
MasterCard, Inc. Class A	6,896	$1,545
VeriFone Systems, Inc.*	52,800	2,036
Western Union Co. (The)	68,062	1,264

Total		7,246

Insurance 2.20%
Aflac, Inc.	27,500	1,552
Berkshire Hathaway, Inc. Class B*	14,900	1,194
Chubb Corp. (The)	11,900	710

Total		3,456

Machinery 7.94%
Dover Corp.	11,300	660
Eaton Corp.	18,670	1,895
EnPro Industries, Inc.*	20,400	848
Kennametal, Inc.	38,100	1,503
Pall Corp.	34,600	1,715
Parker Hannifin Corp.	17,213	1,485
RBC Bearings, Inc.*	10,800	422
Robbins & Myers, Inc.	16,400	587
Trinity Industries, Inc.	47,600	1,267
WABCO Holdings, Inc.*	34,700	2,114

Total		12,496

Media 4.65%
Interpublic Group of Cos., Inc. (The)*	244,900	2,601
Omnicom Group, Inc.	87,157	3,992
Walt Disney Co. (The)	19,400	728

Total		7,321

Metals & Mining 5.33%
Agnico-Eagle Mines Ltd. (Canada)(a)	13,300	1,020
Barrick Gold Corp. (Canada)(a)	55,372	2,945
Newmont Mining Corp.	23,400	1,437
Reliance Steel & Aluminum Co.	39,100	1,998

See Notes to Financial Statements.

8

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value (000)
Metals & Mining (continued)
United States Steel Corp.	16,900	$987

Total		8,387

Oil, Gas & Consumable Fuels 13.30%
Anadarko Petroleum Corp.	45,300	3,450
Apache Corp.	8,500	1,013
Chevron Corp.	21,300	1,944
Devon Energy Corp.	22,800	1,790
El Paso Corp.	161,600	2,224
Exxon Mobil Corp.	105,110	7,686
Forest Oil Corp.*	5,100	194
QEP Resources, Inc.	23,800	864
Southwestern Energy Co.*	47,100	1,763

Total		20,928

Pharmaceuticals 3.60%
Abbott Laboratories	8,470	406
Teva Pharmaceutical Industries Ltd. ADR	42,700	2,226
Warner Chilcott plc Class A (Ireland)(a)	81,500	1,839
Watson Pharmaceuticals, Inc.*	23,148	1,196

Total		5,667

Road & Rail 0.55%
Heartland Express, Inc.	8,800	141
Kansas City Southern*	15,200	727

Total		868

Semiconductors & Semiconductor Equipment 2.18%
Intel Corp.	108,000	2,271
Texas Instruments, Inc.	35,900	1,167

Total		3,438

Software 2.30%
Adobe Systems, Inc.*	57,600	1,773
Intuit, Inc.*	19,400	956

Investments	Shares	Value (000)
Microsoft Corp.	31,900	$891

Total		3,620

Specialty Retail 0.23%
Penske Automotive Group, Inc.*	20,400	355

Textiles, Apparel & Luxury Goods 0.21%
VF Corp.	3,800	327

Total Common Stocks (cost $124,354,578)		150,296

	Principal Amount (000)
SHORT-TERM INVESTMENT 4.84%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $6,455,000 of Federal National Mortgage Assoc. at 4.625% due 5/1/2013 and $740,000 of U.S. Treasury Note at 1.75% due 4/15/2013; value: $7,771,169; proceeds: $7,615,926 (cost $7,615,901)	$7,616	$7,616

Total Investments in Securities 100.32% (cost $131,970,479)		157,912

Liabilities in Excess of Other Assets (0.32%)		(505)

Net Assets 100.00%		$157,407

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $131,970,479)	$157,911,862
Receivables:
Investment securities sold	468,340
Interest and dividends	67,096
Capital shares sold	50,674
From advisor (See Note 3)	9,564
Prepaid expenses	1,033
Total assets	158,508,569
LIABILITIES:
Payables:
Investment securities purchased	809,951
Management fee	97,625
Capital shares reacquired	36,709
Directors’ fees	6,402
Fund administration	5,207
Accrued expenses and other liabilities	145,729
Total liabilities	1,101,623
NET ASSETS	$157,406,946
COMPOSITION OF NET ASSETS:
Paid-in capital	$134,900,289
Distributions in excess of net investment income	(5,968)
Accumulated net realized loss on investments	(3,428,758)
Net unrealized appreciation on investments	25,941,383
Net Assets	$157,406,946
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	8,915,023
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$17.66

See Notes to Financial Statements.

10

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $6,147)	$1,816,228
Interest	861
Total investment income	1,817,089
Expenses:
Management fee	922,081
Shareholder servicing	447,716
Fund administration	49,178
Professional	40,189
Reports to shareholders	25,713
Custody	19,573
Directors’ fees	4,847
Other	2,852
Gross expenses	1,512,149
Expense reductions (See Note 7)	(169)
Management fee waived (See Note 3)	(98,122)
Net expenses	1,413,858
Net investment income	403,231
Net realized and unrealized gain:
Net realized gain on investments	9,600,156
Net change in unrealized appreciation/depreciation on investments	13,510,634
Net realized and unrealized gain	23,110,790
Net Increase in Net Assets Resulting From Operations	$23,514,021

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$403,231	$195,652
Net realized gain (loss) on investments	9,600,156	(5,385,837)
Net change in unrealized appreciation/depreciation on investments	13,510,634	27,388,821
Net increase in net assets resulting from operations	23,514,021	22,198,636
Distributions to shareholders from:
Net investment income	(437,520)	(165,971)
Capital share transactions (See Note 10):
Proceeds from sales of shares	50,199,072	25,661,346
Reinvestment of distributions	437,520	165,971
Cost of shares reacquired	(24,074,952)	(16,975,453)
Net increase in net assets resulting from capital share transactions	26,561,640	8,851,864
Net increase in net assets	49,638,141	30,884,529
NET ASSETS:
Beginning of year	$107,768,805	$76,884,276
End of year	$157,406,946	$107,768,805
Undistributed (distributions in excess of) net investment income	$(5,968)	$27,004

See Notes to Financial Statements.

12

Financial Highlights

	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$14.88	$11.83	$16.84	$16.48	$14.82

Investment operations:

Net investment income(a)	.05	.03	.08	.10	.11

Net realized and unrealized gain (loss)	2.78	3.04	(4.92)	1.01	2.06

Total from investment operations	2.83	3.07	(4.84)	1.11	2.17

Distributions to shareholders from:

Net investment income	(.05)	(.02)	(.08)	(.09)	(.09)

Net realized gain	–	–	(.09)	(.66)	(.42)

Total distributions	(.05)	(.02)	(.17)	(.75)	(.51)

Net asset value, end of year	$17.66	$14.88	$11.83	$16.84	$16.48

Total Return(b)	19.03%	25.97%	(28.67)%	6.72%	14.64%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.23%	1.26%	1.27%	1.24%	1.30%

Net investment income	.33%	.22%	.56%	.55%	.69%

Supplemental Data:
Net assets, end of year (000)	$157,407	$107,769	$76,884	$101,747	$75,940

Portfolio turnover rate	73.39%	85.09%	81.82%	62.96%	59.92%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

13

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Fundamental Equity Portfolio (the “Fund,” formerly, All Value Portfolio). Effective May 1, 2010, All Value Portfolio changed its name to Fundamental Equity Portfolio. The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

14

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own

15

Notes to Financial Statements (continued)

assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$150,296	$–	$–	$150,296
Repurchase Agreement	–	7,616	–	7,616
Total	$150,296	$7,616	$–	$157,912
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2010, the effective management fee, net of waivers, was at an annualized rate of .67% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2010 through April 30 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses did not exceed an annualized rate of 1.15%.

16

Notes to Financial Statements (continued)

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $430,305 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$437,520	$165,971
Total distributions paid	$437,520	$165,971

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforward*	$(3,244,685)
Temporary differences	(6,402)
Unrealized gains — net	25,757,744
Total accumulated gains — net	$22,506,657

17

Notes to Financial Statements (continued)

*As of December 31, 2010, the capital loss carryforward, along with the related expiration date, was as follows:

2017	Total
$3,244,685	$3,244,685

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$132,154,118
Gross unrealized gain	26,338,548
Gross unrealized loss	(580,804)
Net unrealized security gain	$25,757,744

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,317	$(11)	$(1,306)

The permanent differences are attributable to the tax treatment of foreign currency transactions and certain distributions paid.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$107,488,790	$86,679,313

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the

18

Notes to Financial Statements (concluded)

funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	3,176,938	2,046,125
Reinvestment of distributions	25,139	11,057
Shares reacquired	(1,527,419)	(1,314,208)
Increase	1,674,658	742,974

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Equity Portfolio (formerly known as All Value Portfolio), one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Portfolio (formerly known as All Value Portfolio) of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board considered the investment performance of the Fund in relation to two performance universes, one consisting of multi-cap core funds and the other consisting of multi-cap value funds. As to the first performance universe, the Board observed that the investment performance of the Fund was in the third quintile for the nine-month period, the second quintile for the one-year period, and the first quintile for the three-year and five-year periods. The Board also observed that the investment performance was lower than

27

the Lipper Variable Underlying Funds Multi-Cap Core Index for the nine-month period and higher than that of the Index for the one-year, three-year, and five-year periods. As to the second performance universe, the Board observed that the investment performance was in the second quintile of its peer group for the nine-month and one-year periods and the first quintile for the three-year and five-year periods. The Board also observed that the investment performance was higher than that of the Lipper Variable Underlying Funds Multi-Cap Value Index for each of those periods. The Board also noted that the Fund’s investment objective, strategy, and investment team were identical to those of Securities Trust – Fundamental Equity Fund and that Fundamental Equity Fund was in the first quintile of one performance universe and the second quintile of a second performance universe and higher than the relevant Lipper indexes for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2009 one of the Fund’s portfolio managers, Howard Hansen, had left Lord Abbett, with Robert P. Fetch continuing as portfolio manager for the Fund, assisted by Deepak Khanna. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the management fees and total expenses of the Fund in relation to two peer groups, one consisting of multi-cap core funds and the other consisting of multi-cap value funds. As to the first peer group, the Board observed for that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately three basis points above the median of the peer group and the actual management and administrative services fees were approximately the same as the median of the peer group. The Board observed that for the fiscal year ended December 31, 2009 the Fund’s total expense ratio was approximately the same as the median of the peer group. As to the second peer group, the Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately ten basis points above the median of the peer group and the actual management and administrative services fees were approximately eight basis points above the median of the peer group. The board observed that for the fiscal year ended December 31, 2009 the Fund’s total expense ratio was approximately four basis points above the median of the peer group. The Board noted that effective May 1, 2010 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio to 1.15% of average daily net assets, that Lord Abbett proposed to renew the agreement through April 30, 2012, and that that expense ratio was the same as in the peer group comparison.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from

28

or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio

SFFE-PORT-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2010

Lord Abbett Series Fund — Growth and Income Portfolio

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Growth and Income Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 17.41%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, Russell 1000® Value Index,1 which returned 15.51% over the same period.

The broad market generally advanced during the beginning of 2010, peaking in April. It then entered a period of dramatic uncertainty during the summer, and rallied strongly in the fourth quarter. The Fund’s holdings in fundamentally solid and attractively valued companies have benefited from generally improving economic conditions and market sentiment. While the market continued to present timely investment opportunities, the market also required the rigorous execution of our sell discipline.

A beneficial overweight and favorable stock selection combined within the materials sector to contribute markedly to Fund performance. The outperformance of the metals & mining and chemicals industries coupled with their overweight

1

positions bolstered the overall results of the sector as well as the Fund. Cliffs Natural Resources outperformed as it delivered strong earnings throughout the period. The producer of iron ore pellets and supplier of metallurgical coal benefitted due to rising iron ore prices, which have been driven by strong demand in its Asia Pacific operations. The company also made an accretive acquisition of a producer/exporter of coal. Elsewhere within the sector, mining company Freeport McMoRan Copper & Gold generated excellent returns during the period as a result of producing second and third quarter earnings reports that outpaced consensus expectations. While the results were aided by rising gold and copper prices, it was higher-than-expected volume for gold and copper that drove the outperformance. In addition, volumes were driven by strong demand from China. Favorable stock selection within the robust consumer discretionary sector contributed relatively to Fund performance for the year. Ford Motor Company was one of the best performers for the year as the automobile manufacturer continued to effectively execute its strategy. The most recent quarter was the fifth consecutive quarter of profitability for Ford’s North American operations. The company also suggested that the margins for this segment could continue to expand. The automaker’s quarterly results exceeded consensus earnings estimates as a result of improved pricing in its North American segment and better-than-expected pre-tax profits in its financial services operations. In its focused pursuit of improving its balance sheet, the company announced that it is taking steps to be net-debt neutral by the end of 2010, about one year earlier than previously expected. Analysts are anticipating that Ford’s initiatives will be accretive to earnings and that the company will be significantly net-cash positive in 2011.

Within the health care sector, stock selection detracted from relative Fund performance. Shares of biotechnology firm Gilead Sciences tumbled following the release of its first quarter earnings report, as management lowered full-year guidance based upon weaker expectations for its franchise HIV drug business. Also within the sector, the share price of medical device manufacturer Boston Scientific declined throughout the holding period. Stock selection within the consumer staples sector detracted from relative Fund performance. Archer-Daniels-Midland, an agricultural services company, missed expectations by a wide margin due in part to not capitalizing as expected on dislocations in the grain markets in the Black Sea region. Stock selection within the financials sector detracted from relative Fund performance for the year. Shares of brokerage firm Charles Schwab underperformed during the period, as continuing, low short-term interest rates made it necessary for the firm to subsidize its sizable money market fund businesses.

2

Some of this unfavorable stock selection was offset by solid performance by regional banks Zions Bancorp., SunTrust Banks and KeyCorp, all of which outperformed the overall financial sector and the benchmark, as well as favorable stock selection results.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Class VC	17.41%	1.49%	2.29%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,239.90	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63

†	Net expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	12.29%
Consumer Staples	5.01%
Energy	16.69%
Financials	24.24%
Health Care	13.09%
Industrials	9.33%
Information Technology	4.96%
Materials	9.20%
Telecommunication Services	2.86%
Utilities	1.72%
Short-Term Investment	0.61%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 100.09%

Aerospace & Defense 0.43%
United Technologies Corp.	64,197	$5,054

Airlines 2.24%
AMR Corp.*	904,400	7,045
Delta Air Lines, Inc.*	1,201,747	15,142
Southwest Airlines Co.	314,400	4,081

Total		26,268

Automobiles 2.52%
Ford Motor Co.*	1,315,904	22,094
General Motors Co.*	203,396	7,497

Total		29,591

Beverages 0.62%
PepsiCo, Inc.	112,100	7,323

Biotechnology 2.42%
Amgen, Inc.*	357,596	19,632
Celgene Corp.*	148,500	8,782

Total		28,414

Capital Markets 6.96%
Bank of New York Mellon Corp. (The)	157,473	4,756
Charles Schwab Corp. (The)	732,748	12,537
Franklin Resources, Inc.	31,652	3,520
Goldman Sachs Group, Inc. (The)	185,572	31,206
Invesco Ltd.	195,100	4,694
State Street Corp.	540,200	25,033

Total		81,746

Chemicals 2.56%
Dow Chemical Co. (The)	378,600	12,925
Mosaic Co. (The)	224,700	17,158

Total		30,083

Investments	Shares	Value (000)
Commercial Banks 8.88%
KeyCorp	1,366,728	$12,096
M&T Bank Corp.	93,579	8,146
PNC Financial Services Group, Inc. (The)	240,269	14,589
SunTrust Banks, Inc.	430,300	12,698
Wells Fargo & Co.	1,517,301	47,021
Zions Bancorporation	398,505	9,656

Total		104,206

Communications Equipment 0.25%
QUALCOMM, Inc.	58,500	2,895

Computers & Peripherals 0.86%
EMC Corp.*	442,100	10,124

Construction & Engineering 0.64%
Fluor Corp.	112,700	7,468

Diversified Financial Services 6.72%
Bank of America Corp.	1,143,393	15,253
Citigroup, Inc.*	4,856,700	22,972
JPMorgan Chase & Co.	957,238	40,606

Total		78,831

Diversified Telecommunication Services 2.88%
AT&T, Inc.	643,447	18,904
Verizon Communications, Inc.	416,200	14,892

Total		33,796

Electric: Utilities 0.75%
NextEra Energy, Inc.	87,000	4,523
Southern Co.	111,895	4,278

Total		8,801

Electrical Equipment 0.98%
Emerson Electric Co.	200,300	11,451

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value (000)
Energy Equipment & Services 3.27%
Halliburton Co.	271,400	$11,081
Schlumberger Ltd.	327,092	27,312

Total		38,393

Food & Staples Retailing 1.11%
Kroger Co. (The)	581,111	12,994

Food Products 2.57%
Archer Daniels Midland Co.	512,700	15,422
Bunge Ltd.	224,346	14,699

Total		30,121

Health Care Equipment & Supplies 2.49%
Baxter International, Inc.	112,900	5,715
Beckman Coulter, Inc.	78,200	5,883
Covidien plc (Ireland)(a)	108,371	4,948
St. Jude Medical, Inc.*	161,823	6,918
Zimmer Holdings, Inc.*	107,500	5,771

Total		29,235

Health Care Providers & Services 3.78%
CIGNA Corp.	251,200	9,209
Express Scripts, Inc.*	179,600	9,707
UnitedHealth Group, Inc.	706,126	25,498

Total		44,414

Hotels, Restaurants & Leisure 3.42%
Carnival Corp. Unit	275,550	12,706
Hyatt Hotels Corp. Class A*	267,700	12,250
Marriott International, Inc. Class A	364,874	15,157

Total		40,113

Household Products 0.75%
Colgate-Palmolive Co.	110,100	8,849

Information Technology Services 0.64%
MasterCard, Inc. Class A	33,700	7,553

Investments	Shares	Value (000)
Insurance 1.85%
Berkshire Hathaway, Inc. Class B*	127,500	$10,214
MetLife, Inc.	259,724	11,542

Total		21,756

Internet & Catalog Retail 1.94%
HSN, Inc.*	743,909	22,793

Life Sciences Tools & Services 0.85%
Thermo Fisher Scientific, Inc.*	179,600	9,943

Machinery 3.05%
Caterpillar, Inc.	160,100	14,995
Eaton Corp.	205,480	20,858

Total		35,853

Media 3.75%
Comcast Corp. Class A	1,083,002	23,794
Omnicom Group, Inc.	112,438	5,150
Time Warner Cable, Inc.	128,051	8,455
Walt Disney Co. (The)	177,600	6,662

Total		44,061

Metals & Mining 5.36%
Barrick Gold Corp. (Canada)(a)	405,516	21,565
Cliffs Natural Resources, Inc.	138,500	10,804
Freeport-McMoRan Copper & Gold, Inc.	51,400	6,173
Newmont Mining Corp.	271,730	16,692
United States Steel Corp.	131,546	7,685

Total		62,919

Multi-Line Retail 0.74%
Target Corp.	144,424	8,684

Multi-Utilities 0.98%
PG&E Corp.	240,300	11,496

See Notes to Financial Statements.

8

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value (000)
Oil, Gas & Consumable Fuels 13.54%
Anadarko Petroleum Corp.	341,200	$25,986
Apache Corp.	43,900	5,234
Chevron Corp.	465,525	42,479
Devon Energy Corp.	104,900	8,236
El Paso Corp.	780,570	10,741
Exxon Mobil Corp.	468,211	34,236
Hess Corp.	158,600	12,139
Southwestern Energy Co.*	152,700	5,716
Suncor Energy, Inc. (Canada)(a)	211,521	8,099
Valero Energy Corp.	262,000	6,057

Total		158,923

Paper & Forest Products 1.35%
International Paper Co.	580,600	15,816

Pharmaceuticals 3.64%
Abbott Laboratories	227,164	10,883
Merck & Co., Inc.	218,100	7,860
Pfizer, Inc.	454,000	7,950
Teva Pharmaceutical Industries Ltd. ADR	306,667	15,987

Total		42,680

Road & Rail 2.06%
Hertz Global Holdings, Inc.*	1,670,320	24,203

Semiconductors & Semiconductor Equipment 1.54%
Intel Corp.	644,200	13,547
Texas Instruments, Inc.	139,900	4,547

Total		18,094

Investments	Shares	Value (000)
Software 1.70%
Adobe Systems, Inc.*	228,300	$7,027
Oracle Corp.	414,100	12,961

Total		19,988

Total Common Stocks (cost $921,916,139)		1,174,932

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.61%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $7,275,000 of Federal Home Loan Mortgage Corp. at 1.75% due 1/28/2013; value: $7,338,656; proceeds: $7,193,829 (cost $7,193,805)	$7,194	7,194

Total Investments in Securities 100.70% (cost $929,109,944)		1,182,126

Liabilities in Excess of Other Assets (0.70%)		(8,241)

Net Assets 100.00%		$1,173,885

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $929,109,944)	$1,182,125,820
Receivables:
Investment securities sold	8,203,507
Interest and dividends	598,429
Capital shares sold	216,924
Prepaid expenses	10,328
Total assets	1,191,155,008
LIABILITIES:
Payables:
Capital shares reacquired	8,769,852
Investment securities purchased	6,957,674
Management fee	485,013
Directors’ fees	162,577
Fund administration	39,337
Accrued expenses and other liabilities	855,967
Total liabilities	17,270,420
NET ASSETS	$1,173,884,588
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,501,712,429
Distributions in excess of net investment income	(162,577)
Accumulated net realized loss on investments	(580,681,140)
Net unrealized appreciation on investments	253,015,876
Net Assets	$1,173,884,588
Outstanding shares (250 million shares of common stock authorized, $.001 par value)	49,386,181
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$23.77

See Notes to Financial Statements.

10

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $72,850)	$16,157,218
Interest	6,120
Total investment income	16,163,338
Expenses:
Management fee	5,471,826
Shareholder servicing	3,916,483
Fund administration	441,953
Reports to shareholders	119,506
Professional	62,706
Directors’ fees	43,944
Custody	21,548
Other	82,321
Gross expenses	10,160,287
Expense reductions (See Note 8)	(1,452)
Net expenses	10,158,835
Net investment income	6,004,503
Net realized and unrealized gain:
Net realized gain on investments	54,848,002
Net change in unrealized appreciation/depreciation on investments	119,105,795
Net realized and unrealized gain	173,953,797
Net Increase in Net Assets Resulting From Operations	$179,958,300

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$6,004,503	$9,978,487
Net realized gain (loss) on investments	54,848,002	(318,850,895)
Net realized loss on redemptions in-kind (See Note 6)	–	(181,621,468)
Net change in unrealized appreciation/depreciation on investments	119,105,795	563,092,280
Net increase in net assets resulting from operations	179,958,300	72,598,404
Distributions to shareholders from:
Net investment income	(6,076,863)	(9,940,508)
Capital share transactions (See Note 11):
Proceeds from sales of shares	43,775,292	40,142,340
Reinvestment of distributions	6,076,863	9,940,508
Cost of shares reacquired	(156,805,741)	(153,818,111)
Redemptions in-kind (See Note 6)	–	(342,061,308)
Net decrease in net assets resulting from capital share transactions	(106,953,586)	(445,796,571)
Net increase (decrease) in net assets	66,927,851	(383,138,675)
NET ASSETS:
Beginning of year	$1,106,956,737	$1,490,095,412
End of year	$1,173,884,588	$1,106,956,737
Distributions in excess of net investment income	$(162,577)	$(95,108)

See Notes to Financial Statements.

12

Financial Highlights

	Year Ended 12/31
	2010	2009		2008	2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$20.35	$17.27		$27.91	$29.34		$26.16

Investment operations:

Net investment income(a)	.12	.17		.35	.39		.39

Net realized and unrealized gain (loss)	3.42	3.10		(10.55)	.64		4.12

Total from investment operations	3.54	3.27		(10.20)	1.03		4.51

Distributions to shareholders from:

Net investment income	(.12)	(.19)		(.36)	(.38)		(.36)

Net realized gain	–	–		(.08)	(2.08)		(.97)

Total distributions	(.12)	(.19)		(.44)	(2.46)		(1.33)

Net asset value, end of year	$23.77	$20.35		$17.27	$27.91		$29.34

Total Return(b)	17.41%	18.90%		(36.42)%	3.44%		17.27%

Ratios to Average Net Assets:

Expenses, including expense reductions	.92%	.93%		.90%	.88%		.87%

Expenses, excluding expense reductions	.92%	.93%		.90%	.88%		.87%

Net investment income	.54%	.95%		1.51%	1.27%		1.38%

Supplemental Data:
Net assets, end of year (000)	$1,173,885	$1,106,957		$1,490,095	$2,407,662		$2,153,380

Portfolio turnover rate	55.80%	71.71	%(c)	113.29%	91.72	%(c)	51.65	%(c)
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemptions in-kind transactions.

See Notes to Financial Statements.

13

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Growth and Income Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

14

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

15

Notes to Financial Statements (continued)

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,174,932	$–	$–	$1,174,932
Repurchase Agreement	–	7,194	–	7,194
Total	$1,174,932	$7,194	$–	$1,182,126
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2010, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $3,867,084 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

16

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and the 2009 was as follows:

	12/31/2010	12/31/2009
Distributions paid from:
Ordinary income	$6,076,863	$9,940,508
Total distributions paid	$6,076,863	$9,940,508

As of December 31, 2010, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(541,000,636)
Temporary differences	(2,130,676)
Unrealized gains – net	215,303,471
Total accumulated losses – net	$(327,827,841)
*	As of December 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$158,855,028	$382,145,608	$541,000,636

Certain losses incurred after October 31 (“Post October Losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer capital losses of $1,968,099 during fiscal 2010.

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$966,822,349
Gross unrealized gain	221,699,040
Gross unrealized loss	(6,395,569)
Net unrealized security gain	$215,303,471

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$4,891	$(911)	$(3,980)

The permanent differences are attributable to the tax treatment of certain distributions paid and foreign currency transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$591,735,453	$643,911,427

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of Fund shares (“redemptions in-kind”). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if the cost exceeds value. During the fiscal year ended December 31, 2009, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net loss of $181,621,468 which is included on the Statements of Changes in Net Assets.

7.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

18

Notes to Financial Statements (concluded)

8.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, foreign companies and ADR’s, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	2,065,677	2,356,631
Reinvestment of distributions	257,360	485,376
Shares reacquired	(7,323,805)	(9,252,869)
Redemptions in-kind	–	(25,488,920)
Decrease	(5,000,768)	(31,899,782)

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to two performance universes, the first consisting of large-cap core funds underlying variable insurance products and the second consisting of large-cap value funds underlying variable insurance products. As to the first performance universe, the Board observed that the Fund’s investment performance was in the first quintile for the nine-month and ten-year periods and the fourth quintile for the one-year, three-year, and five-year periods. The Board also

27

observed that the investment performance was higher than the Lipper Variable Underlying Large-Cap Core Index for the nine-month and ten-year periods and lower than that of the Index for the one-year, three-year, and five-year periods. As to the second performance universe, the Board observed that the investment performance of the Fund was in the second quintile of its performance universe for the nine-month period, the third quintile for the three-year and ten-year periods, and the fourth quintile for the one-year and five-year periods. The Board also observed that the investment performance was higher than that of the Lipper Variable Underlying Funds Large-Cap Value Index for the nine-month, three-year, and ten-year periods and lower than that of the Index for the one-year and five-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board noted that the portfolio manager of the Fund, Eli M. Salzmann, had recently left Lord Abbett and had been replaced by Robert P. Fetch and Sean J. Aurigemma. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of two different peer groups, the first consisting of large-cap core funds underlying variable insurance products and the second consisting of large-cap value funds underlying variable insurance products. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that such periods ended before September 30, 2010. It also considered the projected expense levels of the Fund. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately thirteen basis points below the median of the peer group and the actual management and administrative services fees were approximately eight basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately one basis point below the median of the peer group. As to the second peer group, the Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately nine basis points below the median of the peer group and the actual management and administrative services fees were eight basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was the same as the median of the peer group. The Board considered the projected expense ratio and how that expense ratio would relate to the expense ratios of the peer groups.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be

28

related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100.00% of the ordinary income distributions is qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio

LASFGI-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2010

Lord Abbett Series Fund — Growth Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 22.92%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 26.38% over the same period.

While 2010 was characterized by a near-constant debate about the likelihood of a double-dip recession, important developments throughout the year continually pointed to stability and recovery. Gross domestic product (GDP) advanced in each calendar quarter, household income increased, industrial production rose, and home prices stabilized. Late in the year, we began to see positive employment data, and Congress passed a stimulative tax package. These developments led to significant gains for equities during the year, particularly for small and mid-sized companies.

While the portfolio underperformed for the fiscal year, we are encouraged by the strength and nature of the stock market rally of late. During the fourth quarter, investors sought out companies with compelling growth characteristics. This was an attractive environment for our strategy of conducting rigorous fundamental

1

research to identify and invest in firms with strong relative growth characteristics.

Stock selection within the health care sector detracted from relative Fund performance, despite making a positive overall contribution. Intuitive Surgical, Inc., producer of the da Vinci robotic surgical system, suffered amid slower than expected procedure growth and reimbursement issues in Japan. Within the consumer discretionary space, shares of Apollo Group, Inc., operator of the University of Phoenix, declined following a report by the Government Accountability Office that created political uncertainty for the entire for-profit education industry. Although our holdings in the financial sector contributed positively to the fiscal year return, the portfolio’s performance was not able to keep pace with the benchmark in this sector. The largest detractor from Fund performance in the sector was asset management firm Blackrock, Inc., whose shares declined amid concerns about fund flows and margin compression.

Fund performance was helped by strong stock selection within the technology sector. One of the largest contributors in the technology sector was F5 Networks, Inc., which offers a superior solution for managing network traffic and has been gaining market share from key competitors. NetApp, Inc., a provider of data storage services that allow users to access data from any computer, appreciated as the growth of “cloud computing”* has accelerated. Stock selection also was strong in the materials sector, where we saw appreciation of our holding in Walter Energy, Inc., a producer of metallurgical coal used for steel production.

* Cloud computing is a term used to describe Internet-based computing whereby software, operating systems, and infrastructure are accessed via the internet rather than via a local installation.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to- book ratios and higher forecasted growth values. The stocks are also members of the Russell l000® Growth Index.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio

2

holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Growth Index, the Russell Midcap® Index and the S&P MidCap 400® Growth Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Russell Midcap® Index is a more appropriate benchmark for the Fund and therefore will remove the S&P MidCap 400® Growth Index from the next Annual Report. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2010

	1 Year	5 Years	Life of Class
Class VC2	22.92%	7.65%	9.54%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2003.

2    The Class VC shares commenced operations and performance for the Class began on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,338.10	$7.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.17	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	23.22%
Consumer Staples	1.71%
Energy	8.77%
Financials	8.80%
Health Care	9.15%
Industrials	16.62%
Information Technology	24.01%
Materials	7.72%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 100.48%

Air Freight & Logistics 1.19%
C.H. Robinson Worldwide, Inc.	16,217	$1,300

Airlines 0.56%
United Continental Holdings, Inc.*	25,946	618

Auto Components 1.08%
Gentex Corp.	28,513	843
Lear Corp.*	3,412	337

Total		1,180

Biotechnology 1.71%
Alexion Pharmaceuticals, Inc.*	14,264	1,149
Onyx Pharmaceuticals, Inc.*	19,585	722

Total		1,871

Capital Markets 5.31%
Affiliated Managers Group, Inc.*	12,305	1,221
BlackRock, Inc.	3,612	688
Invesco Ltd.	32,062	771
Lazard Ltd. Class A	26,854	1,060
LPL Investment Holdings, Inc.*	17,390	632
T. Rowe Price Group, Inc.	22,506	1,453

Total		5,825

Chemicals 4.12%
Albemarle Corp.	17,904	999
Celanese Corp. Series A	21,528	886
Eastman Chemical Co.	6,516	548
FMC Corp.	6,935	554
Huntsman Corp.	49,552	773
LyondellBasell Industries NV Class A (Netherlands)*(a)	22,180	763

Total		4,523

Commercial Banks 0.51%
City National Corp.	9,175	563

Investments	Shares	Value (000)
Communications Equipment 2.52%
Acme Packet, Inc.*	12,341	$656
Ciena Corp.*	32,222	678
F5 Networks, Inc.*	7,465	972
Juniper Networks, Inc.*	12,427	459

Total		2,765

Computers & Peripherals 2.13%
NetApp, Inc.*	24,958	1,372
SanDisk Corp.*	19,280	961

Total		2,333

Construction & Engineering 0.71%
Chicago Bridge & Iron Co. NV (Netherlands)*(a)	23,681	779

Diversified Financial Services 0.50%
Moody’s Corp.	20,591	546

Electrical Equipment 3.27%
AMETEK, Inc.	23,660	929
Cooper Industries plc	22,687	1,322
Rockwell Automation, Inc.	18,551	1,330

Total		3,581

Electronic Equipment, Instruments & Components 2.61%
Agilent Technologies, Inc.*	34,335	1,422
Amphenol Corp. Class A	12,091	638
Dolby Laboratories, Inc. Class A*	12,032	803

Total		2,863

Energy Equipment & Services 3.58%
Atwood Oceanics, Inc.*	16,388	612
Cameron International Corp.*	14,844	753
FMC Technologies, Inc.*	12,822	1,140
Weatherford International Ltd. (Switzerland)*(a)	62,397	1,423

Total		3,928

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value (000)
Food & Staples Retailing 0.92%
Whole Foods Market, Inc.*	19,992	$1,011

Food Products 0.79%
Green Mountain Coffee Roasters, Inc.*	26,530	872

Health Care Equipment & Supplies 2.42%
Beckman Coulter, Inc.	4,527	341
Edwards Lifesciences Corp.*	5,511	445
Hospira, Inc.*	22,049	1,228
Intuitive Surgical, Inc.*	2,490	642

Total		2,656

Health Care Providers & Services 2.13%
Express Scripts, Inc.*	15,144	819
Humana, Inc.*	15,583	853
Universal Health Services, Inc. Class B	15,383	668

Total		2,340

Health Care Technology 0.52%
SXC Health Solutions Corp.*	13,292	570

Hotels, Restaurants & Leisure 5.94%
Chipotle Mexican Grill, Inc.*	3,588	763
Darden Restaurants, Inc.	14,914	693
Gaylord Entertainment Co.*	20,284	729
Las Vegas Sands Corp.*	14,409	662
Marriott International, Inc. Class A	27,004	1,122
MGM Resorts International*	41,425	615
Royal Caribbean Cruises Ltd.*	16,675	784
Starwood Hotels & Resorts Worldwide, Inc.	18,828	1,144

Total		6,512

Household Durables 0.60%
Whirlpool Corp.	7,387	656

Investments	Shares	Value (000)
Information Technology Services 1.46%
VeriFone Systems, Inc.*	20,877	$805
Western Union Co. (The)	43,077	800

Total		1,605

Insurance 1.54%
Marsh & McLennan Cos., Inc.	35,951	983
Principal Financial Group, Inc.	21,711	707

Total		1,690

Internet & Catalog Retail 1.30%
priceline.com, Inc.*	3,564	1,424

Internet Software & Services 1.24%
Akamai Technologies, Inc.*	19,102	899
Baidu, Inc. ADR*	4,728	456

Total		1,355

Leisure Equipment & Products 0.91%
Hasbro, Inc.	21,251	1,003

Life Sciences Tools & Services 0.96%
Illumina, Inc.*	16,620	1,053

Machinery 7.41%
Cummins, Inc.	14,054	1,546
Deere & Co.	7,945	660
Dover Corp.	14,141	827
Eaton Corp.	4,820	489
Flowserve Corp.	7,095	846
Ingersoll-Rand plc (Ireland)(a)	22,345	1,052
Joy Global, Inc.	4,436	385
Kennametal, Inc.	11,356	448
Pall Corp.	18,644	924
Parker Hannifin Corp.	11,039	953

Total		8,130

Media 2.39%
Interpublic Group of Cos., Inc. (The)*	98,386	1,045

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value (000)
Media (continued)
Lamar Advertising Co. Class A*	22,496	$896
Scripps Networks Interactive, Inc. Class A	13,071	676

Total		2,617

Metals & Mining 2.74%
Agnico-Eagle Mines Ltd. (Canada)(a)	5,018	385
Cliffs Natural Resources, Inc.	15,884	1,239
Walter Energy, Inc.	10,808	1,382

Total		3,006

Multi-Line Retail 1.74%
J.C. Penney Co., Inc.	19,694	636
Nordstrom, Inc.	30,041	1,273

Total		1,909

Oil, Gas & Consumable Fuels 5.23%
Arch Coal, Inc.	16,031	562
Concho Resources, Inc.*	16,524	1,449
CONSOL Energy, Inc.	23,410	1,141
Continental Resources, Inc.*	16,833	991
Resolute Energy Corp.*	28,900	427
Whiting Petroleum Corp.*	9,911	1,161

Total		5,731

Paper & Forest Products 0.89%
International Paper Co.	35,889	978

Pharmaceuticals 1.46%
Warner Chilcott plc Class A (Ireland)(a)	29,990	677
Watson Pharmaceuticals, Inc.*	17,844	922

Total		1,599

Professional Services 2.08%
Monster Worldwide, Inc.*	58,905	1,392
Robert Half International, Inc.	28,985	887

Total		2,279

Investments	Shares	Value (000)
Real Estate Management & Development 0.98%
CB Richard Ellis Group, Inc. Class A*	52,372	$1,073

Road & Rail 1.49%
Con-way, Inc.	15,713	575
Kansas City Southern*	22,083	1,057

Total		1,632

Semiconductors & Semiconductor Equipment 7.31%
Altera Corp.	23,104	822
Analog Devices, Inc.	31,779	1,197
Atheros Communications, Inc.*	19,413	697
Atmel Corp.*	75,079	925
Broadcom Corp. Class A	9,184	400
Cypress Semiconductor Corp.*	43,709	812
Lam Research Corp.*	11,164	578
Linear Technology Corp.	23,841	825
Marvell Technology Group Ltd.*	17,743	329
NVIDIA Corp.*	69,186	1,065
ON Semiconductor Corp.*	36,699	363

Total		8,013

Software 6.85%
ANSYS, Inc.*	12,539	653
BMC Software, Inc.*	22,552	1,063
Citrix Systems, Inc.*	19,258	1,317
Intuit, Inc.*	10,658	525
Nuance Communications, Inc.*	37,306	678
Red Hat, Inc.*	21,457	980
Rovi Corp.*	11,537	715
salesforce.com, Inc.*	9,903	1,307
SuccessFactors, Inc.*	9,680	280

Total		7,518

Specialty Retail 7.09%
Bed Bath & Beyond, Inc.*	22,243	1,093
Dick’s Sporting Goods, Inc.*	26,707	1,002

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value (000)
Specialty Retail (continued)
Limited Brands, Inc.	43,886	$1,349
O’Reilly Automotive, Inc.*	15,612	943
Ross Stores, Inc.	20,851	1,319
Tiffany & Co.	19,422	1,209
Tractor Supply Co.	17,801	863

Total		7,778

Textiles, Apparel & Luxury Goods 2.29%
Coach, Inc.	18,270	1,011
Hanesbrands, Inc.*	21,993	559
Phillips-Van Heusen Corp.	14,958	942

Total		2,512

Total Investments in Common Stocks 100.48% (cost $83,818,681)		110,197

Liabilities in Excess of Cash and Other Assets (0.48%)		(521)

Net Assets 100.00%		$109,676

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $83,818,681)	$110,197,312
Receivables:
Investment securities sold	1,383,099
Dividends	33,238
Capital shares sold	7,548
From advisor (See Note 3)	5,545
Prepaid expenses and other assets	484
Total assets	111,627,226
LIABILITIES:
Payables:
Investment securities purchased	1,115,361
To bank	573,025
Management fee	76,436
Capital shares reacquired	11,772
Directors’ fees	8,324
Fund administration	3,822
Accrued expenses and other liabilities	162,470
Total liabilities	1,951,210
NET ASSETS	$109,676,016
COMPOSITION OF NET ASSETS:
Paid-in capital	$79,302,672
Accumulated net investment loss	(8,097)
Accumulated net realized gain on investments	4,002,810
Net unrealized appreciation on investments	26,378,631
Net Assets	$109,676,016
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,236,988
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$17.58

See Notes to Financial Statements.

11

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends	$1,021,095
Interest	126
Total investment income	1,021,221
Expenses:
Management fee	827,156
Shareholder servicing	373,816
Fund administration	41,358
Professional	40,032
Reports to shareholders	6,575
Custody	5,552
Directors’ fees	4,099
Other	2,661
Gross expenses	1,301,249
Expense reductions (See Note 7)	(136)
Management fee waived (See Note 3)	(60,379)
Net expenses	1,240,734
Net investment loss	(219,513)
Net realized and unrealized gain:
Net realized gain on investments	18,902,305
Net change in unrealized appreciation/depreciation on investments	3,670,416
Net realized and unrealized gain	22,572,721
Net Increase in Net Assets Resulting From Operations	$22,353,208

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment loss	$(219,513)	$(259,157)
Net realized gain (loss) on investments	18,902,305	(9,276,289)
Net change in unrealized appreciation/depreciation on investments	3,670,416	42,836,725
Net increase in net assets resulting from operations	22,353,208	33,301,279
Distributions to shareholders from:
Net realized gain	(605,004)	—
Capital share transactions (See Note 10):
Proceeds from sales of shares	8,667,671	18,092,168
Reinvestment of distributions	605,003	—
Cost of shares reacquired	(28,443,264)	(19,206,893)
Net decrease in net assets resulting from capital share transactions	(19,170,590)	(1,114,725)
Net increase in net assets	2,577,614	32,186,554
NET ASSETS:
Beginning of year	$107,098,402	$74,911,848
End of year	$109,676,016	$107,098,402
Accumulated net investment loss	$(8,097)	$(6,177)

See Notes to Financial Statements.

13

Financial Highlights

	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$14.38	$9.88	$16.34	$14.67	$13.73

Investment operations:

Net investment loss(a)	(.03)	(.03)	(.06)	(.09)	(.04)

Net realized and unrealized gain (loss)	3.33	4.53	(6.20)	3.22	1.12

Total from investment operations	3.30	4.50	(6.26)	3.13	1.08

Distributions to shareholders from:

Net realized gain	(.10)	—	(.20)	(1.46)	(.14)

Net asset value, end of year	$17.58	$14.38	$ 9.88	$16.34	$14.67

Total Return(b)	22.92%	45.55%	(38.24)%	21.28%	7.89%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.26%	1.33%	1.35%	1.31%	1.36%

Net investment loss	(.21)%	(.30)%	(.43)%	(.55)%	(.25)%

Supplemental Data:
Net assets, end of year (000)	$109,676	$107,098	$74,912	$126,418	$98,888

Portfolio turnover rate	112.24%	83.55%	125.21%	118.74%	153.71%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Fund”). This report covers Growth Opportunities Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$110,197	$—	$—	$110,197
Total	$110,197	$—	$—	$110,197
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2010, the effective management fee, net of waivers, was at an annualized rate of .74% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2010 through April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses did not exceed an annualized rate of 1.20%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $361,881 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

17

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Net long-term capital gains	$605,004	$—
Total distributions paid	$605,004	$—

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$1,625,156
Undistributed long-term capital gains	2,662,696
Total undistributed earnings	$4,287,852
Temporary differences	(8,324)
Unrealized gains—net	26,093,816
Total accumulated gains—net	$30,373,344

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$84,103,496
Gross unrealized gain	26,491,685
Gross unrealized loss	(397,869)
Net unrealized security gain	$26,093,816

18

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$ 217,593	$(217,391)	$(202)

The permanent differences are attributable to the tax treatment of certain securities and net investment losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$114,468,838	$132,366,460

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

19

Notes to Financial Statements (concluded)

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	579,790	1,566,936
Reinvestment of distributions	34,220	–
Shares reacquired	(1,823,982)	(1,702,998)
Decrease	(1,209,972)	(136,062)

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board observed that the investment performance of the Fund was in the fifth quintile of its performance universe for the nine-month and one-year periods, the first quintile for the three-year period, and the second quintile for the five-year period. The Board also observed that the Fund’s investment performance was lower than that of the Lipper Variable Underlying Funds Mid-Cap Growth Index for the nine-month and one-year periods and higher than that of the Index for the three-year and five-year periods. The Board also noted that the Fund’s investment objective, strategy, and investment team were

28

identical to those of Growth Opportunities Fund and the investment performance of the Class A shares of Growth Opportunities Fund was in the second quintile of its performance universe and higher than that of the relevant index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that Lord Abbett had made significant changes in recent years to the management personnel responsible for the Fund, in that in 2006 it had hired Rick Ruvkun to be a portfolio manager for the Fund, and in July 2008 it had named Mr. Ruvkun Director of Large and Mid Cap Research, with Paul J. Volovich taking over Mr. Ruvkun’s role as portfolio manager for the Fund, assisted by David J. Linsen. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately seven basis points above the median of the peer group and the actual management and administrative services fees were approximately four basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately one basis point above the median of the peer group. The Board noted that effective May 1, 2010 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio to 1.20% of average daily net assets, that Lord Abbett proposed to renew the agreement through April 30, 2012, and that this expense ratio was the same as that in the peer group comparisons.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board

29

concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

All of the distributions paid to shareholders during the year ended December 31, 2010 represents long-term capital gains.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth Opportunities Portfolio

LASFGO-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—International

Core Equity Portfolio

For the fiscal period ended December 31, 2010

Lord Abbett Series Fund — International Core Equity Portfolio*

Annual Report

For the fiscal period ended December 31, 2010

*    The Fund commenced operations on April 16, 2010, and investment performance began on May 1, 2010.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — International Core Equity Portfolio for the period ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the eight-month period ended December 31, 2010, the Fund returned 7.79%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE® Index with Gross Dividends,1 which returned 9.08% over the same period.

Global markets had a volatile run during this period, with developed markets, specifically the eurozone, faring worse compared with global emerging markets. While the eurozone endeavors to resolve investors’ concerns about peripheral Europe (i.e., Greece, Spain, Portugal, and Ireland), growth is more evident in the Asian economies (excluding Japan) and in Latin America, where debt levels and government finances generally were lower than those in Europe.

Overall, currency volatility, most notably in the Japanese yen and the Korean won, had a negative effect on Fund performance during the fiscal period and was the primary reason for the Fund’s relative underperformance. From a sector

1

point of view, the consumer staples and health care sectors were the largest detractors from Fund performance. Within the consumer staples sector, shares of Central European Distribution Corporation, a Poland-based distributor of alcoholic beverages, dropped in the second quarter after the company lowered earnings expectations for the fiscal year 2010. The vodka market, the company’s primary market, has been challenging, and sales have declined. Additionally, shares of Japan Tobacco Inc., a Japan-based company engaged in the manufacturing and marketing of tobacco, fell due to both macro and micro issues—from investors’ concerns about the weakening euro to falling sales in Russia. Within the health care sector, the Fund was negatively affected by its stocks that are denominated in Japanese yen and Israel shekel, given their recent currency volatility.

The Fund’s exposure to emerging markets, both directly and indirectly (by owning global companies deriving revenues from emerging markets), contributed significantly to the Fund’s returns. The Fund benefited from strong stock selection, particularly in the industrials and materials sectors. Within the industrials sector, shares of Weichai Power Co., Ltd., a China-based automobile and component manufacturer, were propelled by a strong rally in the latter part of the financial year due to record-high sales, particularly in the heavy-duty truck sector, where Weichai Power Co. Ltd. has a strong market share, and also benefited from improved cost controls. In addition, shares of Deutsche Lufthansa AG, a Germany-based airline operator, rose due to the strong volume of passenger traffic, particularly in Europe, Africa, and the Middle East. Within the materials sector, shares of Yara International ASA, a Norway-based chemical company whose chemicals are used to make nitrogen fertilizer, benefited from increased demand for fertilizer as a result of both low supplies of and an increased demand for grain.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 27, 2010, the MSCI EAFE® Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE® Index is calculated with both gross and net dividends. The MSCI EAFE® Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

2

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index) with Gross Dividends and the MSCI EAFE® Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Total Return for the

Period Ended December 31, 2010

Life of Class
Class VC2	7.79%	*

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2010.

2    The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

*    Because Class VC shares have existed for less than one year, average annual returns are not provided.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,236.70	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.43

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	13.87%
Consumer Staples	8.27%
Energy	7.00%
Financials	18.47%
Health Care	4.57%
Industrials	15.97%
Information Technology	8.11%
Materials	13.39%
Telecommunication Services	5.52%
Utilities	4.83%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2010

Investments	Shares	U.S. $ Value
COMMON STOCKS 98.57%

Australia 2.00%

Multi-Line Retail 0.99%
Myer Holdings Ltd.	1,588	$5,766

Road & Rail 1.01%
QR National Ltd.*	2,103	5,915

Total Australia		11,681

Belgium 1.37%

Beverages
Anheuser-Busch InBev NV	140	8,007

Brazil 5.96%

Commercial Banks 2.74%
Banco do Brasil SA	449	8,499
Banco Santander Brasil SA ADR	555	7,548

		16,047

Household Durables 1.01%
PDG Realty SA Empreendimentos e Participacoes	964	5,900

Real Estate Management & Development 0.55%
BR Malls Participacoes SA	310	3,193

Water Utilities 1.66%
Companhia de Saneamento Basico do Estado de Sao Paulo ADR*	184	9,730

Total Brazil		34,870

Canada 3.01%

Metals & Mining 1.39%
First Quantum Minerals Ltd.	75	8,146

Oil, Gas & Consumable Fuels 1.62%
Bankers Petroleum Ltd.*	605	4,624

Investments	Shares	U.S. $ Value
Canadian Oil Sands Trust Unit	100	$2,660
Questerre Energy Corp.*	1,055	2,164

		9,448

Total Canada		17,594

China 1.05%

Machinery
Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd. H Shares*	1,200	2,711
Weichai Power Co., Ltd. H Shares	556	3,423

Total China		6,134

Denmark 0.79%

Beverages
Carlsberg AS Class B	46	4,617

France 5.04%

Aerospace & Defense 1.17%
Safran SA	193	6,835

Construction & Engineering 1.22%
Vinci SA	131	7,121

Electrical Equipment 0.47%
Alstom SA	57	2,728

Insurance 0.67%
AXA SA	237	3,943

Multi-Line Retail 1.11%
PPR	41	6,520

Pharmaceuticals 0.40%
Sanofi-Aventis SA ADR	73	2,353

Total France		29,500

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	U.S. $ Value
Germany 8.07%

Air Freight & Logistics 1.11%
Deutsche Post AG Registered Shares	384	$6,515

Airlines 0.66%
Deutsche Lufthansa AG Registered Shares*	179	3,894

Automobiles 0.58%
Daimler AG Registered Shares*	50	3,379

Diversified Telecommunication Services 0.51%
Deutsche Telekom AG Registered Shares	230	2,965

Household Products 1.03%
Henkel KGaA	117	6,032

Industrial Conglomerates 0.68%
Siemens AG Registered Shares	32	3,964

Machinery 0.94%
GEA Group AG	191	5,520

Semiconductors & Semiconductor Equipment 1.29%
Dialog Semiconductor plc*	331	7,528

Software 1.27%
SAP AG	146	7,446

Total Germany		47,243

Greece 0.59%

Electric: Utilities
Public Power Corp. SA	241	3,472

Hong Kong 5.01%

Chemicals 0.93%
Huabao International Holdings Ltd.	3,368	5,451

Investments	Shares	U.S. $ Value
Real Estate Management & Development 2.05%
Hysan Development Co., Ltd.	1,400	$6,592
Wharf Holdings Ltd. (The)	700	5,386

		11,978

Specialty Retail 1.20%
GOME Electrical Appliances Holdings Ltd.*	19,400	6,989

Water Utilities 0.83%
Guangdong Investment Ltd.	9,480	4,879

Total Hong Kong		29,297

Indonesia 2.38%

Commercial Banks 0.80%
PT Bank Negara Indonesia (Persero) Tbk	10,894	4,675

Diversified Telecommunication Services 0.73%
PT Telekomunikasi Indonesia Tbk	4,850	4,279

Oil, Gas & Consumable Fuels 0.85%
PT Bumi Resources Tbk	14,890	4,988

Total Indonesia		13,942

Ireland 1.45%

Information Technology Services
Accenture plc Class A	175	8,486

Israel 2.44%

Chemicals 0.97%
Israel Chemicals Ltd.	330	5,652

Pharmaceuticals 1.47%
Teva Pharmaceutical Industries Ltd. ADR	165	8,602

Total Israel		14,254

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	U.S. $ Value
Italy 1.28%

Commercial Banks 0.68%
Intesa Sanpaolo SpA	1,473	$4,005

Diversified Telecommunication Services 0.60%
Telecom Italia SpA	2,694	3,495

Total Italy		7,500

Japan 14.48%

Auto Components 1.19%
Bridgestone Corp.	361	6,949

Automobiles 1.79%
Honda Motor Co., Ltd.	265	10,459

Chemicals 1.13%
Asahi Kasei Corp.	1,015	6,602

Commercial Banks 1.19%
Bank of Yokohama Ltd. (The)	1,355	6,987

Consumer Finance 0.74%
ORIX Corp.	44	4,311

Electronic Equipment, Instruments & Components 1.47%
Nippon Electric Glass Co., Ltd.	600	8,612

Household Durables 1.40%
Sony Corp.	230	8,226

Machinery 1.33%
NSK Ltd.	865	7,779

Oil, Gas & Consumable Fuels 1.04%
JX Holdings, Inc.	900	6,090

Trading Companies & Distributors 3.20%
Mitsui & Co., Ltd.	540	8,885
Sumitomo Corp.	700	9,854

		18,739

Total Japan		84,754

Investments	Shares	U.S. $ Value
Luxembourg 0.60%

Metals & Mining
ArcelorMittal	92	$3,489

Netherlands 3.17%

Diversified Financial Services 1.25%
ING Groep NV CVA*	753	7,325

Food & Staples Retailing 0.59%
Koninklijke Ahold NV	263	3,471

Industrial Conglomerates 1.33%
Koninklijke Philips Electronics NV	253	7,749

Total Netherlands		18,545

Norway 3.82%

Chemicals 1.99%
Yara International ASA	200	11,642

Commercial Banks 1.01%
DnB NOR ASA	418	5,880

Specialty Retail 0.82%
Statoil Fuel & Retail ASA*	528	4,823

Total Norway		22,345

Singapore 3.06%

Airlines 1.02%
Singapore Airlines Ltd.	500	5,961

Commercial Banks 1.14%
DBS Group Holdings Ltd.	596	6,650

Industrial Conglomerates 0.90%
Keppel Corp., Ltd.	600	5,292

Total Singapore		17,903

South Korea 2.98%

Auto Components 1.54%
Hyundai Mobis	36	9,014

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	U.S. $ Value
South Korea (continued)

Diversified Telecommunication Services 0.87%
KT Corp.	126	$5,117

Semiconductors & Semiconductor Equipment 0.57%
Samsung Electronics Co., Ltd.	4	3,341

Total South Korea		17,472

Sweden 1.44%

Communications Equipment
Telefonaktiebolaget LM Ericsson ADR	730	8,417

Switzerland 2.45%

Chemicals 1.10%
Syngenta AG Registered Shares	22	6,449

Food Products 1.35%
Nestle SA Registered Shares	135	7,909

Total Switzerland		14,358

Taiwan 0.68%

Computers & Peripherals
Wistron Corp.	1,950	3,973

Thailand 1.01%

Commercial Banks
Bangkok Bank Public Co., Ltd.	1,170	5,918

Turkey 1.61%

Automobiles 0.58%
Ford Otomotiv Sanayi AS	403	3,406

Diversified Telecommunication Services 1.03%
Turk Telekomunikasyon AS	1,427	6,007

Total Turkey		9,413

Investments	Shares	U.S. $ Value
United Kingdom 22.83%

Commercial Banks 3.20%
Barclays plc	1,821	$7,429
HSBC Holdings plc ADR	221	11,280

		18,709

Food & Staples Retailing 1.02%
Tesco plc	903	5,983

Insurance 1.57%
Aviva plc	502	3,076
Prudential plc	588	6,124

		9,200

Media 1.76%
Reed Elsevier plc	473	3,993
WPP plc	513	6,315

		10,308

Metals & Mining 5.38%
Anglo American plc	236	12,273
Vedanta Resources plc	243	9,536
Xstrata plc	411	9,647

		31,456

Multi-Utilities 1.16%
National Grid plc	788	6,794

Oil, Gas & Consumable Fuels 3.55%
BG Group plc	380	7,678
Tullow Oil plc	666	13,094

		20,772

Pharmaceuticals 1.19%
GlaxoSmithKline plc ADR	178	6,981

Tobacco 2.18%
British American Tobacco plc	138	5,300
Imperial Tobacco Group plc	242	7,425

		12,725

See Notes to Financial Statements.

10

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	U.S. $ Value
United Kingdom (continued)

Wireless Telecommunication Services 1.82%
Vodafone Group plc	4,129	$10,673

Total United Kingdom		133,601

Total Common Stocks (cost $538,479)		576,785

PREFERRED STOCKS 2.15%

Brazil 0.61%

Independent Power Producers & Energy Traders
Companhia Energetica de Sao Paulo B Shares	220	3,578

Germany 1.54%

Health Care Equipment & Supplies
Fresenius SE	105	8,996

Total Preferred Stocks (cost $11,882)		12,574

Total Investments in Securities 100.72% (cost $550,361)		$589,359

Liabilities in Excess of Cash, Foreign Cash and Other Assets (0.72)%		(4,187)

Net Assets 100%		$585,172

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $550,361)	$589,359
Cash	63,648
Foreign cash, at value (cost $3,248)	3,274
Receivables:
From advisor (See Note 3)	37,309
Interest and dividends	1,093
Investment securities sold	1,070
Prepaid expenses	3,123
Total assets	698,876
LIABILITIES:
Payables:
Investment securities purchased	34,986
Offering costs	4,518
Management fee	336
Capital shares reacquired	245
Fund administration	18
Directors’ fees	7
Accrued expenses and other liabilities	73,594
Total liabilities	113,704
NET ASSETS	$585,172
COMPOSITION OF NET ASSETS:
Paid-in capital	$549,028
Distributions in excess of net investment income	(374)
Accumulated net realized loss on investments and foreign currency related transactions	(2,418)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	38,936
Net Assets	$585,172
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	37,235
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.72

See Notes to Financial Statements.

12

Statement of Operations

For the Period Ended December 31, 2010*

Investment income:
Dividends (net of foreign withholding taxes of $311)	$4,278
Interest and other	5
Total investment income	4,283
Expenses:
Management fee	1,688
Shareholder servicing	1,970
Custody	75,759
Professional	41,682
Offering costs	7,430
Reports to shareholders	6,000
Fund administration	90
Directors’ fees	10
Other	9,951
Gross expenses	144,580
Management fee waived and expenses reimbursed (See Note 3)	(142,621)
Net expenses	1,959
Net investment income	2,324
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions	(3,016)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	38,936
Net realized and unrealized gain	35,920
Net Increase in Net Assets Resulting From Operations	$38,244
*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

INCREASE IN NET ASSETS	For the Period Ended December 31, 2010*
Operations:
Net investment income	$2,324
Net realized loss on investments and foreign currency related transactions	(3,016)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	38,936
Net increase in net assets resulting from operations	38,244
Distributions to shareholders from:
Net investment income	(2,100)
Capital share transactions (See Note 10):
Proceeds from sales of shares	562,066
Reinvestment of distributions	2,099
Cost of shares reacquired	(15,137)
Net increase in net assets resulting from capital share transactions	549,028
Net increase in net assets	585,172
NET ASSETS:
Beginning of period	$–
End of period	$585,172
Distributions in excess of net investment income	$(374)
*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

14

Financial Highlights

	4/16/2010(a) to 12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	.01

Net realized and unrealized loss	(.37)

Total from investment operations	(.36)

Net asset value, on SEC Effective Date, 5/1/2010	$14.64

Investment operations:

Net investment income(b)	.10

Net realized and unrealized gain	1.04

Total from investment operations	1.14

Distributions to shareholders from:

Net investment income	(.06)

Net asset value, end of period	$15.72

Total Return(c)	5.20	%(d)(e)

Total Return(c)	7.79	%(d)(f)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87	%(g)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.87	%(g)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	63.34	%(g)

Net investment income	1.02	%(g)

Supplemental Data:
Net assets, end of period (000)	$585

Portfolio turnover rate	50.25%
(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/10 through 12/31/10.
(f)	Total return for the period 5/1/10 through 12/31/10.
(g)	Annualized.

See Notes to Financial Statements.

15

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers International Core Equity Portfolio (the “Fund”). The Fund commenced operations on April 16, 2010. The Fund became effective with the SEC and first made shares available to the public on May 1, 2010. The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

16

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal period ended December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own

17

Notes to Financial Statements (continued)

assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$576,785	$–	$–	$576,785
Preferred Stocks	12,574	–	–	12,574
Total	$589,359	$–	$–	$589,359
*	See Schedule of Investments for values in each industry.

3.     MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal period ended December 31, 2010, the effective management fee, net of waivers and expenses reimbursed, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period April 16, 2010 to April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses do not exceed an annualized rate of .87%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, may enter into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal period ended December 31, 2010, the Fund incurred expenses of $650 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal period ended December 31, 2010 was as follows:

Period Ended 12/31/2010*
Distributions paid from:
Ordinary income	$2,100
Total distributions paid	$2,100
*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$267
Total undistributed earnings	$267
Capital loss carryforward*	(814)
Temporary differences	(7)
Unrealized gains—net	36,698
Total accumulated gains—net	$36,144
*	As of December 31, 2010, the capital loss carryforward, along with the related expiration date, was as follow:

2018	Total
$814	$814

19

Notes to Financial Statements (continued)

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$552,467
Gross unrealized gain	42,317
Gross unrealized loss	(5,425)
Net unrealized security gain	$36,892

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal period ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in excess of Net Investment Income	Accumulated Net Realized Loss
$(598)	$598

The permanent difference is attributable to the tax treatment of foreign currency transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2010 were as follows:

Purchases	Sales
$714,672	$161,744

There were no purchases or sales of U.S. Government securities for the fiscal period ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

20

Notes to Financial Statements (concluded)

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks.

The Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Period Ended December 31, 2010†
Shares sold	38,067
Reinvestment of distributions	135
Shares reacquired	(967)
Increase	37,235
†	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of International Core Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations, changes in net assets, and the financial highlights for the period from April 16, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Core Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations, the changes in its net assets, and financial highlights for period from April 16, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

22

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies
(2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

At meetings held on March 3, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett. The Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the “peer expense group”); and (2) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services to be provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. Because the Fund had not yet begun operations, the Board was not able to review the Fund’s investment performance and compliance.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would be providing investment management services to the Fund, in light of its investment objective and discipline. The Board noted that the same personnel provided management services to Lord Abbett International Core Equity Fund. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expected expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees to be paid by shareholders. The Board noted that it and Lord Abbett had agreed to cap expenses of the Fund for the period from May 1, 2010 through April 30, 2011 at 0.87% of average daily net assets.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board took into account Lord Abbett’s

28

overall profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the proposed advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

The Fund intends to pass through foreign source income of $4,589 and foreign taxes of $248.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

International Core Equity Portfolio

SFICE-PORT-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—International Opportunities Portfolio*

For the fiscal year ended December 31, 2010

* Formerly known as International Portfolio

Lord Abbett Series Fund — International Opportunities Portfolio (formerly International Portfolio)

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — International Opportunities Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 21.22%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index, 1 which returned 21.96% over the same period.

Global markets had a volatile run during this period, as developed markets, specifically the eurozone, did not fare as well as global emerging markets. While the eurozone endeavors to resolve investors’ concerns about peripheral Europe (i.e., Greece, Spain, Portugal, and Ireland), growth is more evident in the Asian economies (excluding Japan) and in Latin America, where debt levels and government finances generally were lower than those in Europe.

Overall, slightly weak sector allocation was the reason for the Fund’s underperformance versus the benchmark. Within the consumer discretionary sector, shares of Intralot S.A., a Greece-based lottery systems provider, were hurt by the

1

Greek government’s tax reform bill, which targeted an increase in taxes from large corporations so that the government could generate more revenue. Furthermore, a gaming tax increase in Bulgaria also negatively affected the company. In addition, shares of Bellway plc, a United Kingdom-based homebuilder, dropped due to investors’ concerns about the U.K. housing market, as well as cuts to government funding. The recent austerity measures introduced by the new government have contributed to apprehension among both buyers and sellers. Within the information technology sector, shares of IBIDEN Co., Ltd., a Japan-based manufacturer of printed circuit boards and plastic packages, fell due to the company’s lower than expected operating profit forecast for the fiscal year 2011.

The Fund’s exposure to emerging markets both directly and indirectly (by owning global companies deriving revenues from emerging markets) contributed significantly to the Fund’s returns. Contributing to relative Fund performance was stock selection in the financials and energy sectors. Within the financials sector, shares of Megaworld Corporation, a Philippines-based real estate company, were boosted due to the rise in the company’s residential project launches as demand for condominiums increased during the second and third quarters of 2010. In addition, shares of PT Bank Negara Indonesia benefited from increased revenues and strong company management, as the company bolstered its risk management division and board of directors. Another positive for the company is the impending rights issue, which will increase the company’s capital and will be used primarily to fund loan growth. Within the energy sector, shares of Premier Oil plc, a United Kingdom-based oil and gas company, profited from a strong exploration program in both the North Sea and Indonesia.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P Developed Ex-U.S. SmallCap® Index is a component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual reconstitution, using end of July data.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data

2

current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Class VC	21.22%	3.27%	4.34%

1    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,309.30	$6.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.17	$6.11

†	Net expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	24.98%
Consumer Staples	8.99%
Energy	3.81%
Financials	14.98%
Health Care	3.49%
Industrials	18.40%
Information Technology	9.08%
Materials	10.76%
Telecommunication Services	0.64%
Utilities	3.32%
Short-Term Investment	1.55%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2010

Investments	Shares	U.S. $ Value (000)
LONG-TERM INVESTMENTS 97.78%

COMMON STOCKS 96.23%

Australia 4.07%

Chemicals 1.79%
Incitec Pivot Ltd.	232,948	$944

Multi-Line Retail 0.70%
Myer Holdings Ltd.	100,813	366

Multi-Utilities 0.68%
DUET Group	209,103	360

Trading Companies & Distributors 0.90%
Emeco Holdings Ltd.	427,375	472

Total Australia		2,142

Austria 0.86%

Hotels, Restaurants & Leisure
bwin Interactive Entertainment AG	11,390	450

Brazil 3.60%

Insurance 1.13%
Brasil Insurance Participacoes e Administracao SA*	500	596

Real Estate Management & Development 1.04%
BR Properties SA	50,146	549

Textiles, Apparel & Luxury Goods 0.35%
Restoque Comercio e Confeccoes de Roupas SA	17,995	185

Water Utilities 1.08%
Companhia de Saneamento Basico do Estado de Sao Paulo ADR*	10,700	566

Total Brazil		1,896

Investments	Shares	U.S. $ Value (000)
Canada 3.79%

Airlines 0.35%
Westjet Airlines Ltd.	12,988	$186

Metals & Mining 2.59%
Equinox Minerals Ltd.*	134,700	828
Quadra FNX Mining Ltd.*	31,745	535

		1,363

Oil, Gas & Consumable Fuels 0.85%
Crescent Point Energy Corp.	7,800	347
Questerre Energy Corp.*	48,270	98

		445

Total Canada		1,994

China 0.44%

Food Products
Zhongpin, Inc.*	11,421	233

Egypt 1.12%

Automobiles 0.42%
Ghabbour Auto	29,527	221

Capital Markets 0.70%
EFG-Hermes Holding SAE	63,217	369

Total Egypt		590

France 3.95%

Beverages 1.13%
Remy Cointreau SA	8,413	595

Computers & Peripherals 0.73%
Gemalto NV	9,025	384

Media 2.09%
Ipsos SA	14,774	701
Publicis Groupe	7,684	401

		1,102

Total France		2,081

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	U.S. $ Value (000)
Germany 9.63%

Aerospace & Defense 1.30%
MTU Aero Engines Holding AG	10,179	$687

Chemicals 0.92%
Symrise GmbH & Co. AG	17,642	483

Electrical Equipment 0.73%
Tognum AG	14,626	385

Industrial Conglomerates 1.28%
Rheinmetall AG	8,395	673

Life Sciences Tools & Services 1.26%
Gerresheimer AG*	15,068	662

Machinery 0.53%
GEA Group AG	9,653	279

Semiconductors & Semiconductor Equipment 1.61%
Dialog Semiconductor plc*	37,247	847

Trading Companies & Distributors 1.18%
Kloeckner & Co. SE*	22,107	620

Transportation Infrastructure 0.82%
Hamburger Hafen und Logistik AG	9,315	430

Total Germany		5,066

Greece 0.48%

Hotels, Restaurants & Leisure
Intralot SA-Integrated Lottery Systems & Services	75,133	250

Hong Kong 5.20%

Auto Components 0.93%
Minth Group Ltd.	300,000	493

Investments	Shares	U.S. $ Value (000)
Communications Equipment 0.47%
VTech Holdings Ltd.	21,000	$247

Construction & Engineering 1.15%
China State Construction International Holdings Ltd.	642,000	606

Hotels, Restaurants & Leisure 0.53%
REXLot Holdings Ltd.	2,625,000	277

Specialty Retail 1.34%
Hengdeli Holdings Ltd.	756,000	450
Pou Sheng International Holdings Ltd.*	1,457,000	253

		703

Textiles, Apparel & Luxury Goods 0.78%
Daphne International Holdings Ltd.	440,000	412

Total Hong Kong		2,738

Indonesia 1.41%

Commercial Banks 0.97%
PT Bank Negara Indonesia (Persero) Tbk	1,192,669	512

Real Estate Management & Development 0.44%
PT Bakrieland Development Tbk	13,365,000	232

Total Indonesia		744

Ireland 1.77%

Beverages 0.60%
C&C Group plc	69,990	316

Machinery 1.17%
Charter International plc	46,665	614

Total Ireland		930

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	U.S. $ Value (000)
Italy 6.78%

Beverages 0.50%
Davide Campari-Milano SpA	40,491	$264

Capital Markets 0.76%
Azimut Holding SpA	44,147	400

Electric: Utilities 0.49%
Iren SpA	155,387	260

Electrical Equipment 0.60%
Prysmian SpA	18,645	318

Food Products 1.18%
Parmalat SpA	226,513	621

Internet & Catalog Retail 1.22%
Yoox SpA*	49,701	641

Textiles, Apparel & Luxury Goods 1.02%
Safilo Group SpA*	30,015	534

Transportation Infrastructure 1.01%
Ansaldo STS SpA	36,985	531

Total Italy		3,569

Japan 19.30%

Auto Components 2.05%
Keihin Corp.	24,700	554
Nifco, Inc.	19,400	524

		1,078

Chemicals 1.78%
JSR Corp.	36,600	679
ZEON Corp.	31,000	259

		938

Communications Equipment 0.92%
Hitachi Kokusai Electric, Inc.	49,000	485

Containers & Packaging 1.48%
FP Corp.	14,100	780

Investments	Shares	U.S. $ Value (000)
Diversified Consumer Services 1.00%
Benesse Holdings, Inc.	11,400	$525

Electronic Equipment, Instruments & Components 1.25%
Nippon Electric Glass Co., Ltd.	46,000	660

Health Care Equipment & Supplies 1.18%
Hogy Medical Co., Ltd.	12,800	622

Hotels, Restaurants & Leisure 0.67%
PGM Holdings KK	507	351

Household Durables 1.25%
Makita Corp.	16,100	655

Information Technology Services 0.84%
Obic Co., Ltd.	2,140	440

Internet & Catalog Retail 1.37%
DeNA Co., Ltd.	12,500	448
Start Today Co., Ltd.	68	271

		719

Internet Software & Services 0.75%
Gree, Inc.	31,000	393

Machinery 1.81%
Nabtesco Corp.	26,500	564
Sumitomo Heavy Industries Ltd.	61,000	390

		954

Multi-Line Retail 0.50%
Isetan Mitsukoshi Holdings Ltd.	22,792	264

Pharmaceuticals 0.47%
Rohto Pharmaceutical Co., Ltd.	21,000	245

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	U.S. $ Value (000)
Japan (continued)

Real Estate Investment Trusts 0.33%
United Urban Investment Corp.	138	$176

Specialty Retail 1.01%
Nitori Co., Ltd.	6,100	533

Wireless Telecommunication Services 0.64%
Okinawa Cellular Telephone Co.	152	337

Total Japan		10,155

Netherlands 1.60%

Metals & Mining 1.08%
New World Resources NV A Shares	38,006	569

Professional Services 0.52%
Brunel International NV	6,868	271

Total Netherlands		840

Norway 0.81%

Specialty Retail
Statoil Fuel & Retail ASA*	46,620	426

Philippines 4.64%

Commercial Banks 1.80%
Metropolitan Bank & Trust Co.	291,440	477
Philippine National Bank*	327,290	472

		949

Food & Staples Retailing 1.11%
Alliance Global Group, Inc.	2,047,300	582

Real Estate Management & Development 1.73%
Filinvest Land, Inc.	12,420,000	371

Investments	Shares	U.S. $ Value (000)
Megaworld Corp.	9,566,000	$540

		911

Total Philippines		2,442

Spain 1.65%

Commercial Services & Supplies 0.22%
Prosegur Compania de Seguridad SA Registered Shares	2,043	115

Food Products 1.43%
Ebro Foods SA	11,638	247
Viscofan SA	13,388	508

		755

Total Spain		870

Sweden 0.95%

Food & Staples Retailing
Axfood AB	13,431	502

Switzerland 4.75%

Capital Markets 0.97%
EFG International AG	37,496	513

Hotels, Restaurants & Leisure 0.69%
Orascom Development Holding AG EDR*	128,200	365

Household Durables 1.03%
Forbo Holding AG Registered Shares	858	541

Life Sciences Tools & Services 0.56%
Lonza Group AG Registered Shares	3,685	295

Specialty Retail 1.50%
Dufry Group Registered Shares*	5,843	786

Total Switzerland		2,500

See Notes to Financial Statements.

10

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	U.S. $ Value (000)
Taiwan 1.25%

Computers & Peripherals 1.25%
Wistron Corp.	323,506	$659

Diversified Financial Services 0.00%
iShares MSCI Taiwan Index Fund ETF	54	1

Total Taiwan		660

Thailand 0.82%

Real Estate Management & Development
Quality Houses pcl	6,184,500	431

Turkey 1.39%

Food Products 0.73%
Ulker Biskuvi Sanayi AS	108,207	385

Transportation Infrastructure 0.66%
TAV Havalimanlari Holding AS*	71,580	347

Total Turkey		732

United Kingdom 15.97%

Airlines 0.87%
easyJet plc*	66,410	456

Beverages 0.84%
Britvic plc	60,233	444

Capital Markets 0.98%
Schroders plc	17,841	516

Chemicals 1.04%
Croda International plc	21,747	548

Commercial Services & Supplies 0.50%
Babcock International Group plc	29,670	264

Investments	Shares	U.S. $ Value (000)
Consumer Finance 0.90%
Provident Financial plc	34,745	$473

Electrical Equipment 0.11%
Ceres Power Holdings plc*	51,000	57

Hotels, Restaurants & Leisure 1.38%
PartyGaming plc*	84,797	272
Sportingbet plc	474,526	456

		728

Insurance 2.26%
Amlin plc	84,676	540
Catlin Group Ltd.	112,625	650

		1,190

Internet Software & Services 0.86%
Telecity Group plc*	61,695	452

Oil, Gas & Consumable Fuels 2.94%
Afren plc*	179,784	414
Dragon Oil plc*	62,940	528
Premier Oil plc*	19,904	605

		1,547

Professional Services 2.09%
Intertek Group plc	15,787	437
Michael Page International plc	76,617	663

		1,100

Software 0.34%
Micro Focus International plc	29,308	178

Specialty Retail 0.86%
Carphone Warehouse Group plc*	73,202	451

Total United Kingdom		8,404

Total Common Stocks (cost $42,183,959)		50,645

See Notes to Financial Statements.

11

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	U.S. $ Value (000)
PREFERRED STOCKS 1.52%

Brazil

Electric: Utilities 1.04%
Companhia de Transmissao de Energia Eletrica Paulista	16,545	$549

Machinery 0.48%
Marcopolo SA	60,194	254

Total Preferred Stocks (cost $538,103)		803

RIGHT 0.03%

Philippines
Metropolitan Bank & Trust*(a) (cost $0)	30,494	15

Total Long-Term Investments (cost $42,722,062)		51,463

	Principal Amount (000)	U.S. $ Value (000)
SHORT-TERM INVESTMENT 1.54%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $770,000 of Federal Home Loan Mortgage Corp. at 4.00% due 6/12/2013; value: $825,825; proceeds: $808,784 (cost $808,782)	$809	$809

Total Investments in Securities 99.32% (cost $43,530,844)		52,272

Foreign Cash and Other Assets in Excess of Liabilities 0.68%		359

Net Assets 100.00%		$52,631

ADR	American Depositary Receipt.
EDR	Egyptian Depositary Receipt.
ETF	Exchange Traded Fund.
*	Non-income producing security.
(a)	Exercise price of $50.00 and expiration date of 1/14/11.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $43,530,844)	$52,271,745
Foreign cash, at value (cost $881,891)	913,241
Receivables:
Interest and dividends	106,441
Investment securities sold	42,588
From advisor (See Note 3)	14,531
Capital shares sold	8,911
Prepaid expenses	386
Total assets	53,357,843
LIABILITIES:
Payables:
Investment securities purchased	541,149
Capital shares reacquired	34,759
Management fee	32,258
Directors’ fees	3,291
Fund administration	1,720
Accrued expenses and other liabilities	114,119
Total liabilities	727,296
NET ASSETS	$52,630,547
COMPOSITION OF NET ASSETS:
Paid-in capital	$47,869,822
Distributions in excess of net investment income	(55,391)
Accumulated net realized loss on investments and foreign currency related transactions	(3,956,850)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,772,966
Net Assets	$52,630,547
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,006,999
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$8.76

See Notes to Financial Statements.

13

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $73,393)	$949,996
Interest and other	4,598
Total investment income	954,594
Expenses:
Management fee	344,015
Shareholder servicing	139,413
Custody	74,111
Professional	47,036
Reports to shareholders	21,317
Fund administration	18,348
Directors’ fees	1,854
Other	2,269
Gross expenses	648,363
Expense reductions (See Note 7)	(63)
Management fee waived (See Note 3)	(97,876)
Net expenses	550,424
Net investment income	404,170
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions (net of foreign capital gains tax)	7,114,979
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,684,283
Net realized and unrealized gain	8,799,262
Net Increase in Net Assets Resulting From Operations	$9,203,432

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$404,170	$340,065
Net realized gain (loss) on investments and foreign currency related transactions (net of foreign capital gains tax)	7,114,979	(501,558)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,684,283	13,499,072
Net increase in net assets resulting from operations	9,203,432	13,337,579
Distributions to shareholders from:
Net investment income	(374,581)	(580,563)
Capital share transactions (See Note 10):
Proceeds from sales of shares	14,587,155	18,840,756
Reinvestment of distributions	374,581	580,563
Cost of shares reacquired	(15,170,326)	(9,762,520)
Net increase (decrease) in net assets resulting from capital share transactions	(208,590)	9,658,799
Net increase in net assets	8,620,261	22,415,815
NET ASSETS:
Beginning of year	$44,010,286	$21,594,471
End of year	$52,630,547	$44,010,286
Distributions in excess of net investment income	$(55,391)	$(304,475)

See Notes to Financial Statements.

15

Financial Highlights

	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.28	$4.99	$10.83	$11.89	$10.43

Investment operations:

Net investment income(a)	.07	.06	.10	.08	.10

Net realized and unrealized gain (loss)	1.47	2.33	(5.69)	.44	2.91

Total from investment operations	1.54	2.39	(5.59)	.52	3.01

Distributions to shareholders from:

Net investment income	(.06)	(.10)	(.05)	(.11)	(.05)

Net realized gain	—	—	(.20)	(1.47)	(1.50)

Total distributions	(.06)	(.10)	(.25)	(1.58)	(1.55)

Net asset value, end of year	$8.76	$7.28	$4.99	$10.83	$11.89

Total Return(b)	21.22%	47.87%	(51.53)%	4.73%	29.08%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.15%	1.06%	1.15%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.15%	1.06%	1.15%	1.15%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.58%	1.53%	1.36%	1.65%

Net investment income	.88%	1.04%	1.31%	.67%	.87%

Supplemental Data:
Net assets, end of year (000)	$52,631	$44,010	$21,594	$33,963	$28,093

Portfolio turnover rate	86.71%	104.65%	123.71%	106.30%	98.50%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

16

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers International Opportunities Portfolio (the “Fund,” formerly, International Portfolio). Effective May 1, 2010, International Portfolio changed its name to International Opportunities Portfolio. The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

17

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions (net of foreign capital gains tax) on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time

18

Notes to Financial Statements (continued)

when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$50,214	$431	$–	$50,645
Preferred Stocks	803	–	–	803
Right	–	15	–	15
Repurchase Agreement	–	809	–	809
Total	$51,017	$1,255	$–	$52,272
*	See Schedule of Investments for values in each industry.

The following is a reconciliation of investments with for unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Balance as of January 1, 2010 (000)	Accrued Discounts/ Premiums (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ Depreciation (000)		Net Purchase (Sales) (000)	Net Transfers In or Out of Level 3 (000)	Balance as of December 31, 2010 (000)
Common Stock	$1	$–	$1	$–	*	$(2)	$–	$–

*	Amount is less than $1,000.

19

Notes to Financial Statements (continued)

As of December 31, 2009, the Fund utilized adjusted valuations of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for substantially all foreign securities. As of December 31, 2010, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded. Accordingly, the valuations of foreign securities as of December 31, 2010 were categorized as Level 1 inputs. During the period ended December 31, 2010, all foreign securities held by the Fund that were classified as Level 2 as of December 31, 2009 that remain in the portfolio as of December 31, 2010 were transferred from Level 2 to Level 1. As of December 31, 2009, the value of foreign securities included in Level 2 for the Fund were approximately $37,412.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2010, the effective management fee, net of waivers, was at an annualized rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2010 through April 30 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses did not exceed an annualized rate of 1.20%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $121,601 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

20

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$374,581	$580,563
Total distributions paid	$374,581	$580,563

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$16,151
Total undistributed earnings	$16,151
Capital loss carryforwards*	(3,259,150)
Temporary differences	(13,688)
Unrealized gains—net	8,017,412
Total accumulated gains—net	$4,760,725

*	As of December 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$408,950	$2,850,200	$3,259,150

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net ordinary losses of $10,397 during fiscal 2010.

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$44,285,246
Gross unrealized gain	9,189,148
Gross unrealized loss	(1,202,649)
Net unrealized security gain	$7,986,499

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

21

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$219,495	$18,540	$ (238,035)

The permanent differences are attributable to the tax treatment of certain distributions paid, foreign currency transactions and certain foreign securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$38,491,191	$38,254,870

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

22

Notes to Financial Statements (concluded)

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	1,905,221	3,267,315
Reinvestment of distributions	43,658	80,971
Shares reacquired	(1,989,589)	(1,624,786)
Increase (decrease)	(40,710)	1,723,500

23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of International Opportunities Portfolio (formerly known as International Portfolio), one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Portfolio (formerly known as International Portfolio) of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

24

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

26

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

28

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

29

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 -2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

30

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board observed that the investment performance of the Fund was in the first quintile of its performance universe for the nine-month period, the second quintile for the one-year period, and the fourth quintile for the three-year, five-year, and ten-year periods. The Board also observed that the performance of the Fund was higher than that of the Lipper Variable Underlying Funds International Growth Index for the nine-month, one-year, and ten-year periods and lower than that of the Index for the three-year and five-year periods.

31

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately two basis points above the median of the peer group and the actual management and administrative services fees were approximately thirty-five basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately seven basis points below the median of the peer group. The Board noted that effective May 1, 2010 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio to 1.20% of average daily net assets, and that Lord Abbett proposed to renew the agreement through April 30, 2012. The Board considered how that expense ratio would relate to the expense ratios of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts

32

for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

33

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

The Fund intends to pass through foreign source income of $1,023,388 and foreign taxes of $97,867.

34

This report, when not used for the general information of
shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are
distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett
Series Fund, Inc.

International Opportunities Portfolio

SFIO-PORT-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Value Portfolio

For the fiscal year ended December 31, 2010

Lord Abbett Series Fund — Mid Cap Value Portfolio

Annual Report

For the fiscal year ended December 31,
2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director
of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Mid Cap Value Portfolio for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commmentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 25.43%, reflecting performance at the net asset value (NAV) of
Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,¹
which returned 24.75% over the same period.

The broad market generally advanced during the beginning of 2010, peaking in April. It then entered a period of dramatic uncertainty during the summer, and rallied strongly in the fourth quarter. The Fund’s holdings in fundamentally strong and attractively valued companies have benefited from generally improving economic conditions and market sentiment. While the market continued to present timely investment opportunities, the market also required the rigorous execution of our sell discipline.

During the 12-month period, positive stock selection within the industrials and information technology sectors was the largest contributor to Fund performance. Within industrials, Eaton Corp., a maker of fluid power systems and vehicle transmissions, saw its shares rise on better than expected earnings driven by its rapidly

1

recovering end markets. Within information technology, shares of Verifone Holdings Inc., a maker of electronic payment systems, were buoyed by strong demand for the firm’s next-generation encryption products sold to its tier one retailer and petroleum customers, as well as traction in its emerging media business. A relative overweight within consumer discretionary, along with excellent stock selection, also aided relative Fund performance. Shares of Wabco Holdings Inc., a commercial vehicle components manufacturer, benefited from a recovery in European truck production, as well as higher sales and profits in emerging markets.

The largest detractor from Fund performance during the 12-month period was poor stock selection within the strong performing energy sector. Shares of natural gas company Williams Companies, Inc. lagged the overall energy sector due to depressed natural gas prices and commodity-price weakness. A large overweight within the lackluster health care sector, along with poor stock selection within the materials sector, also hampered Fund performance. Steel maker Steel Dynamics, Inc. was hurt by low demand for metal, high raw material costs, and a slow recovery within the construction industry. The profits of glass container manufacturer Owens
Illinois, Inc. suffered due to foreign currency headwinds.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell Midcap® Value Index measures
the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are included in the Russell 1000®
Value Index.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying
investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2010

1 Year

5 Years

10 Years

Class VC

25.43%

1.69%

5.90%

1    Performance for each unmanaged index does not reflect transaction costs, any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following
page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value

Ending Account Value

Expenses Paid During Period†

7/1/10

12/31/10

7/1/10 – 12/31/10

Class VC

Actual

$
1,000.00

$
1,288.30

$
6.81

Hypothetical (5% Return Before Expenses)

$
1,000.00

$
1,019.24

$
6.01

†

  Net expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31,
2010

Sector*

%**

Consumer Discretionary

12.91%

Consumer Staples

1.70%

Energy

11.29%

Financials

21.15%

Health Care

11.24%

Industrials

13.46%

Information Technology

8.98%

Materials

10.88%

Telecommunication Services

1.50%

Utilities

4.51%

Short-Term Investment

2.38%

Total

100.00%

*

A sector may comprise several industries.

**

Represents percent of total investments.

5

Schedule of Investments

December 31, 2010

Investments

Shares

Value (000)

COMMON STOCKS 98.39%

Airlines 0.85%

Southwest Airlines Co.

326,000

$
4,231

Auto Components 0.99%

Gentex Corp.

69,200

2,046

Lear Corp.*

29,200

2,882

Total

4,928

Capital Markets 5.04%

Affiliated Managers Group, Inc.*

54,200

5,378

Invesco Ltd.

206,500

4,968

Lazard Ltd. Class A

309,340

12,216

LPL Investment Holdings, Inc.*

71,025

2,583

Total

25,145

Chemicals 4.51%

Air Products & Chemicals, Inc.

54,900

4,993

Ashland, Inc.

45,000

2,289

Celanese Corp. Series A

41,988

1,729

Eastman Chemical Co.

44,000

3,700

Huntsman Corp.

131,600

2,054

LyondellBasell Industries NV Class A (Netherlands)*(a)

104,200

3,584

Olin Corp.

202,409

4,153

Total

22,502

Commercial Banks 10.60%

City National Corp.

148,353

9,103

Comerica, Inc.

169,500

7,160

Commerce Bancshares, Inc.

120,419

4,784

Cullen/Frost Bankers, Inc.

91,400

5,586

Hancock Holding Co.

37,900

1,321

KeyCorp

577,900

5,114

M&T Bank Corp.

51,000

4,440

Signature Bank*

87,103

4,355

TCF Financial Corp.

427,195

6,327

UMB Financial Corp.

50,000

2,071

Zions Bancorporation

108,253

2,623

Total

52,884

Investments

Shares

Value (000)

Commercial Services & Supplies 1.11%

Republic Services, Inc.

185,262

$
5,532

Computers & Peripherals 0.69%

Diebold, Inc.

107,300

3,439

Containers & Packaging 1.73%

Ball Corp.

50,600

3,443

Greif, Inc. Class A

83,700

5,181

Total

8,624

Diversified Financial Services 1.11%

CIT Group, Inc.*

117,437

5,531

Diversified Telecommunication Services 1.52%

CenturyLink, Inc.

163,719

7,559

Electric: Utilities 1.31%

Northeast Utilities

90,263

2,878

PPL Corp.

138,400

3,643

Total

6,521

Electrical Equipment 0.70%

AMETEK, Inc.

89,250

3,503

Electronic Equipment, Instruments & Components 0.81%

Tyco Electronics Ltd. (Switzerland)(a)

114,000

4,036

Energy Equipment & Services 5.28%

Halliburton Co.

164,260

6,707

Helmerich & Payne, Inc.

52,100

2,526

Pride International, Inc.*

58,000

1,914

Superior Energy Services, Inc.*

137,600

4,815

Weatherford International Ltd. (Switzerland)*(a)

454,600

10,365

Total

26,327

Food Products 1.71%

Bunge Ltd.

130,523

8,552

See Notes to Financial
Statements.

6

Schedule of Investments (continued)

December 31, 2010

Investments

Shares

Value (000)

Gas Utilities 2.01%

EQT Corp.

180,859

$
8,110

Questar Corp.

109,700

1,910

Total

10,020

Health Care Equipment & Supplies 3.41%

Beckman Coulter, Inc.

26,700

2,009

Cooper Cos., Inc. (The)

57,103

3,217

Kinetic Concepts, Inc.*

129,500

5,423

St. Jude Medical, Inc.*

60,500

2,586

Zimmer Holdings, Inc.*

70,200

3,768

Total

17,003

Health Care Providers & Services 4.17%

AmerisourceBergen Corp.

43,100

1,471

Coventry Health Care, Inc.*

75,800

2,001

HealthSouth Corp.*

178,835

3,704

Humana, Inc.*

42,100

2,304

McKesson Corp.

69,400

4,884

Patterson Cos., Inc.

56,500

1,731

Universal Health Services, Inc. Class B

108,300

4,702

Total

20,797

Hotels, Restaurants & Leisure 0.96%

Marriott International, Inc. Class A

52,537

2,182

Penn National Gaming, Inc.*

74,000

2,601

Total

4,783

Household Durables 1.49%

Fortune Brands, Inc.

82,300

4,958

Tupperware Brands Corp.

52,100

2,484

Total

7,442

Industrial Conglomerates 0.75%

Tyco International Ltd. (Switzerland)(a)

90,100

3,734

Information Technology Services 4.10%

Fiserv, Inc.*

149,900

8,778

Investments	Shares	Value (000)
VeriFone Systems, Inc.*	161,090	$6,212
Western Union Co. (The)	294,600	5,471

Total		20,461

Insurance 3.72%
ACE Ltd. (Switzerland)(a)	46,519	2,896
Aon Corp.	115,200	5,300
Markel Corp.*	4,503	1,703
PartnerRe Ltd.	87,790	7,054
W.R. Berkley Corp.	58,900	1,613

Total		18,566

Machinery 9.22%
Dover Corp.	48,172	2,816
Eaton Corp.	61,860	6,279
Ingersoll-Rand plc (Ireland)(a)	130,200	6,131
Kennametal, Inc.	130,540	5,151
Oshkosh Corp.*	57,300	2,019
Pall Corp.	99,111	4,914
Parker Hannifin Corp.	55,600	4,798
Trinity Industries, Inc.	209,387	5,572
WABCO Holdings, Inc.*	136,236	8,301

Total		45,981

Media 6.15%
Interpublic Group of Cos., Inc. (The)*	1,308,280	13,894
Meredith Corp.	143,700	4,979
Omnicom Group, Inc.	257,900	11,812

Total		30,685

Metals & Mining 4.72%
Agnico-Eagle Mines Ltd. (Canada)(a)	69,656	5,343
IAMGOLD Corp. (Canada)(a)	284,500	5,064
Reliance Steel & Aluminum Co.	166,200	8,493
Royal Gold, Inc.	36,000	1,967
United States Steel Corp.	46,277	2,703

Total		23,570

See Notes to Financial Statements.

7

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value (000)
Multi-Line Retail 0.24%
Macy’s, Inc.	46,800	$1,184

Multi-Utilities 1.23%
CMS Energy Corp.	330,403	6,146

Oil, Gas & Consumable Fuels 6.10%
Cabot Oil & Gas Corp.	75,100	2,843
El Paso Corp.	651,600	8,966
Forest Oil Corp.*	37,474	1,423
Murphy Oil Corp.	52,100	3,884
QEP Resources, Inc.	184,700	6,706
Range Resources Corp.	88,000	3,958
Southwestern Energy Co.*	28,000	1,048
Williams Cos., Inc. (The)	65,000	1,607

Total		30,435

Pharmaceuticals 3.75%
Mylan, Inc.*	420,811	8,892
Par Pharmaceutical Cos., Inc.*	71,900	2,769
Warner Chilcott plc Class A (Ireland)(a)	187,700	4,234
Watson Pharmaceuticals, Inc.*	54,700	2,825

Total		18,720

Real Estate Investment Trusts 0.84%
Alexandria Real Estate Equities, Inc.	47,200	3,458
Duke Realty Corp.	57,720	719

Total		4,177

Road & Rail 0.94%
Heartland Express, Inc.	86,300	1,382
Kansas City Southern*	68,676	3,287

Total		4,669

Semiconductors & Semiconductor Equipment 1.42%
Analog Devices, Inc.	42,600	1,605
Micron Technology, Inc.*	459,300	3,684
National Semiconductor Corp.	132,096	1,818

Total		7,107

Investments	Shares	Value (000)
Software 2.02%
Adobe Systems, Inc.*	178,180	$5,484
Intuit, Inc.*	93,600	4,614

Total		10,098

Specialty Retail 2.60%
Guess?, Inc.	51,600	2,442
PetSmart, Inc.	103,800	4,133
Pier 1 Imports, Inc.*	608,500	6,389

Total		12,964

Textiles, Apparel & Luxury Goods 0.59%
VF Corp.	33,900	2,922

Total Common Stocks (cost $382,205,863)		490,778

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.39%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $11,880,000 of U.S. Treasury Note at 1.75% due 4/15/2013; value: $12,191,850; proceeds: $11,950,086 (cost $11,950,047)	$11,950	11,950

Total Investments in Securities 100.78% (cost $394,155,910)		502,728

Liabilities in Excess of Other Assets (0.78%)		(3,910)

Net Assets 100.00%		$498,818

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $394,155,910)	$502,727,616
Receivables:
Investment securities sold	1,442,607
Interest and dividends	350,220
Capital shares sold	8,685
Prepaid expenses and other assets	4,442
Total assets	504,533,570
LIABILITIES:
Payables:
Investment securities purchased	2,962,987
Capital shares reacquired	1,880,557
Management fee	314,180
Directors’ fees	92,630
Fund administration	16,756
Accrued expenses and other liabilities	448,510
Total liabilities	5,715,620
NET ASSETS	$498,817,950
COMPOSITION OF NET ASSETS:
Paid-in capital	$637,396,321
Distributions in excess of net investment income	(90,219)
Accumulated net realized loss on investments	(247,059,858)
Net unrealized appreciation on investments	108,571,706
Net Assets	$498,817,950
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	30,114,465
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.56

See Notes to Financial Statements.

9

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $5,531)	$7,357,511
Interest	2,240
Total investment income	7,359,751
Expenses:
Management fee	3,484,066
Shareholder servicing	1,665,432
Fund administration	185,817
Reports to shareholders	66,324
Professional	52,181
Custody	28,320
Directors’ fees	18,431
Other	105,867
Gross expenses	5,606,438
Expense reductions (See Note 8)	(611)
Net expenses	5,605,827
Net investment income	1,753,924
Net realized and unrealized gain:
Net realized gain on investments	76,909,643
Net change in unrealized appreciation/depreciation on investments	27,202,122
Net realized and unrealized gain	104,111,765
Net Increase in Net Assets Resulting From Operations	$105,865,689

See Notes to Financial Statements.

10

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$1,753,924	$2,077,676
Net realized gain (loss) on investments	76,909,643	(227,883,923)
Net realized loss on redemptions in-kind (See Note 6)	–	(31,304,963)
Net change in unrealized appreciation/depreciation on investments	27,202,122	341,935,651
Net increase in net assets resulting from operations	105,865,689	84,824,441
Distributions to shareholders from:
Net investment income	(1,792,881)	(2,048,588)
Capital share transactions (See Note 11):
Proceeds from sales of shares	21,920,143	28,129,424
Reinvestment of distributions	1,792,881	2,048,588
Cost of shares reacquired	(99,594,418)	(93,415,185)
Redemption in-kind (See Note 6)	–	(86,276,287)
Net decrease in net assets resulting from capital share transactions	(75,881,394)	(149,513,460)
Net increase (decrease) in net assets	28,191,414	(66,737,607)
NET ASSETS:
Beginning of year	$470,626,536	$537,364,143
End of year	$498,817,950	$470,626,536
Distributions in excess of net investment income	$(90,219)	$(56,360)

See Notes to Financial Statements.

11

Financial Highlights

	Year Ended 12/31
	2010	2009		2008	2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$13.26	$10.51		$18.90	$21.78		$21.09

Investment operations:

Net investment income(a)	.05	.05		.19	.09		.10

Net realized and unrealized gain (loss)	3.31	2.76		(7.68)	.07		2.47

Total from investment operations	3.36	2.81		(7.49)	.16		2.57

Distributions to shareholders from:

Net investment income	(.06)	(.06)		(.21)	(.10)		(.11)

Net realized gain	–	–		(.69)	(2.94)		(1.77)

Total distributions	(.06)	(.06)		(.90)	(3.04)		(1.88)

Net asset value, end of year	$16.56	$13.26		$10.51	$18.90		$21.78

Total Return(b)	25.43%	26.62%		(39.36)%	.58%		12.23%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.21%	1.22%		1.15%	1.12%		1.12%

Expenses, excluding expense reductions	1.21%	1.22%		1.15%	1.12%		1.12%

Net investment income	.38%	.48%		1.21%	.40%		.48%

Supplemental Data:
Net assets, end of year (000)	$498,818	$470,627		$537,364	$1,052,158		$1,226,358

Portfolio turnover rate	68.22%	112.51	%(c)	30.43%	35.39	%(c)	27.96	%(c)
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemptions in-kind transactions.

See Notes to Financial Statements.

12

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers the Mid-Cap Value Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

13

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$490,778	$–	$–	$490,778
Repurchase Agreement	–	11,950	–	11,950
Total	$490,778	$11,950	$–	$502,728
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2010, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2010, the Fund incurred expenses of $1,625,897 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions

15

Notes to Financial Statements (continued)

from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$1,792,881	$2,048,588
Total distributions paid	$1,792,881	$2,048,588

As of December 31, 2010, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(245,721,548)
Temporary differences	(92,630)
Unrealized gains–net	107,235,807
Total accumulated losses–net	(138,578,371)
*	As of December 31, 2010, the capital loss carryforward, along with the related expiration date, was as follows:

2017	Total
$245,721,548	$245,721,548

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$395,491,809
Gross unrealized gain	108,208,836
Gross unrealized loss	(973,029)
Net unrealized security gain	$107,235,807

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

16

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$5,098	$12,863	$(17,961)

The permanent differences are attributable to the tax treatment of certain securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$305,753,452	$381,603,893

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of Fund shares (“redemptions in-kind”). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if the cost exceeds value. During the year ended December 31, 2009, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net loss of $31,304,963, which is included on the Statements of Changes in Net Assets.

7.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

17

Notes to Financial Statements (concluded)

9.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	1,525,333	2,622,913
Reinvestment of distributions	108,562	153,108
Shares reacquired	(7,021,862)	(8,819,233)
Redemptions in-kind	–	(9,596,917)
Decrease	(5,387,967)	(15,640,129)

18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mid-Cap Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

19

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

20

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

22

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account the results of the examination of the portfolio management team by members of the Contract Committee during the year, which included a meeting with the portfolio management team. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions during the course of the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board considered the investment performance and expenses of the Fund in relation to two different peer universes, the first consisting of mid-cap core funds underlying variable insurance products and the second consisting of mid-cap value funds underlying variable insurance products. As to the first performance universe, the Board observed that the Fund’s investment performance was in the fourth quintile for the nine-month and one-year periods, the fifth quintile for the three-year and five-year periods, and the second

26

quintile for the ten-year period. The Board also observed that the investment performance was lower than that of the Lipper Variable Underlying Funds Mid-Cap Core Index for the nine-month, one-year, three-year, and five-year periods and higher than that of the Index for the ten-year period. As to the second performance universe, the Board observed that the Fund’s investment performance was in the third quintile for the nine-month and one-year periods, the fifth quintile for the three-year and five-year periods, and the second quintile for the ten-year period. The Board also observed that the investment performance was higher than that of the Lipper Variable Underlying Funds Mid-Cap Value Index for the nine-month, one-year, and ten-year periods and lower than that of the Index for the three-year and five-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2009 Howard Hansen resigned from Lord Abbett, at which time Robert P. Fetch joined Jeffrey Diamond in exercising primary responsibility for the daily management of the Fund’s portfolio. The Board noted that Mr. Fetch had had a very strong long-term performance record managing the Small Cap Value Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the investment performance of the Fund in relation to two different expense groups, the first consisting of mid-cap core funds underlying variable insurance products and the second consisting of mid-cap value funds underlying variable insurance products. As to the first expense group, the Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately four basis points above the median of the peer group and the actual management and administrative services fees were approximately the same as the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately ten basis points above the median of the peer group. As to the second expense group, the Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately seven basis points above the median of the peer group and the actual management and administrative services fees were approximately nine basis points above the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2009 the total expense ratio of the Fund was approximately twenty basis points above the median of the peer group. The Board also considered the projected expense ratio and how that expense ratio would relate to the expense ratios of the peer groups.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in

27

comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord
Abbett Series Fund, Inc.

Mid-Cap Value Portfolio

LASFMCV-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For
the fiscal period ended December 31, 2010

Lord Abbett Series Fund — Total Return Portfolio*

Annual Report

For the fiscal period ended December
31, 2010

*    The Fund commenced operations on April 16, 2010, and investment performance began on May 1, 2010.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director
of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Total Return Portfolio for the period ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the
Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the eight-month period ended December 31, 2010, the Fund returned 4.90%, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Universal
Index,1 which returned 3.87% over the same period.

The Treasury market yield curve maintained its steep slope, as the Federal Reserve kept the federal funds rate near 0%, which has anchored the front end of the yield curve at very low interest rate levels. Treasury yields fluctuated considerably throughout the year, as investor sentiment alternated between fears of a double-dip recession and concern that a massive monetary stimulus might spark inflation. Corporate spreads versus Treasuries tightened over the past year. Demand for corporate bonds increased as investors continued to reach for yield amid an environment with historically low interest rates.

1

The most significant contributor to the Fund’s performance was its position in both investment-grade and high-yield corporate bonds. Investors’ increased willingness to assume credit risk led to outperformance of lower-rated corporate bonds over higher-rated issues. Our holdings in investment-grade corporates helped relative Fund performance as the Fund concentrated on ‘BBB’ rated bonds, which outperformed higher-rated issues. A position in high-yield corporates also contributed greatly to Fund performance, as lower-rated issues outperformed higher-rated corporates.

While the CMBS market has been one of the best performing sectors of the bond market during the past year, we concentrated on those securities with the highest levels of credit enhancement, which detracted from relative Fund performance as lower-quality issues outperformed their higher-quality counterparts. Our exposure to emerging market debt also detracted from relative Fund performance as global markets had a volatile run due to concerns over a weakening global economy. This modest drag on Fund performance was more than offset, however, by our significant exposure to the credit sectors such as corporate bonds and CMBS.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate
Index, the 144A Index, the Eurodollar index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The Index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period shown, expense
waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views
of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk:
See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays Capital U.S. Universal Index and the Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Total Return for the

Period Ended December 31, 2010

Life of Class

Class VC2

4.90%
*

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the
Fund’s performance. Performance for each index began on April 30, 2010.

2    The Class VC shares commenced operations on April 16, 2010.
Performance for the Class began on May 1, 2010.

*    Because Class VC shares have existed for less than one year, average annual returns are not provided.

3

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1,
2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the
Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value

Ending Account Value

Expenses Paid During Period†

7/1/10

12/31/10

7/1/10 — 12/31/10

Class VC

Actual

$
1,000.00

$
1,023.90

$
3.26

Hypothetical (5% Return Before Expenses)

$
1,000.00

$
1,022.00

$
3.26

†

  Net expenses are equal to the Fund's annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*

%**

Auto

0.47%

Basic Industry

2.77%

Capital Goods

0.93%

Consumer Cyclical

2.08%

Consumer Discretionary

0.55%

Consumer Non-Cyclical

0.08%

Consumer Services

1.54%

Consumer Staples

1.02%

Energy

3.14%

Financial Services

22.87%

Foreign Government

0.17%

Healthcare

1.69%

Integrated Oils

0.71%

Materials & Processing

3.34%

Municipal

2.36%

Other

0.32%

Producer Durables

0.63%

Technology

1.65%

Telecommunications

0.67%

Transportation

1.65%

U.S. Government

41.52%

Utilities

2.74%

Short-Term Investment

7.10%

Total

100.00%

*

A sector may comprise several industries.

**

Represents percent of total investments.

5

Schedule of Investments

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

LONG-TERM INVESTMENTS 106.18%

ASSET-BACKED SECURITIES 4.96%

Automobiles 3.05%

Bank of America Auto Trust 2010-2 A2

0.91%

10/15/2012

$
5

$
5,010

BMW Vehicle Lease Trust 2009-1 A3

2.91%

3/15/2012

3

2,906

Capital Auto Receivables Asset Trust 2008-1 A3B

1.26%
#

8/15/2012

3

2,877

Capital One Prime Auto Receivables Trust 2007-1 A4

0.28%
#

12/15/2012

4

4,173

CarMax Auto Owner Trust 2010-3 A2

0.75%

9/16/2013

5

5,001

Chrysler Financial Auto Securitization Trust 2009-B A2

1.15%

11/8/2011

9

8,639

Chrysler Financial Auto Securitization Trust 2010-A A2

0.69%

1/8/2013

5

5,002

Ford Credit Auto Owner Trust 2007-B A3B

0.60%
#

11/15/2011

1

1,156

Ford Credit Auto Owner Trust 2008-A A3B

1.06%
#

4/15/2012

11

10,701

Harley-Davidson Motorcycle Trust 2009-2 A2

2.00%

7/15/2012

5

4,688

Hyundai Auto Receivables Trust 2009-A A2

1.11%

2/15/2012

2

1,660

Hyundai Auto Receivables Trust 2010-A A2

0.86%

11/15/2012

5

5,007

Nissan Auto Lease Trust 2010-A A2

1.10%

3/15/2013

5

5,007

Volkswagen Auto Loan Enhanced Trust 2010-1 A2

0.66%

5/21/2012

4

3,595

World Omni Auto Receivables Trust 2007-A A4

0.26%
#

11/15/2012

3

3,351

Total

68,773

Credit Cards 1.46%

Bank of America Credit Card Trust 2006-A15

0.26%
#

4/15/2014

5

4,992

Bank of America Credit Card Trust 2007-A2

0.28%
#

6/17/2013

5

5,000

Capital One Multi-Asset Execution Trust 2004-A5

0.41%
#

3/17/2014

10

9,997

Capital One Multi-Asset Execution Trust 2005-A1

0.33%
#

1/15/2015

5

4,981

Discover Card Master Trust I 2006-1 A2

0.31%
#

8/16/2013

8

7,999

Total

32,969

Other 0.45%

CNH Equipment Trust 2007-A A4

0.30%
#

9/17/2012

2

2,472

SLM Student Loan Trust 2006-3 A3

0.328%
#

4/25/2017

8

7,698

Total

10,170

Total Asset-Backed Securities (cost $111,760)

111,912

CORPORATE BONDS 38.22%

Aerospace/Defense 0.18%

Alliant Techsystems, Inc.

6.75%

4/1/2016

3

3,124

See Notes to Financial
Statements.

6

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Aerospace/Defense (continued)

Embraer Overseas Ltd. (Brazil)(a)

6.375%

1/15/2020

$
1

$
1,060

Total

4,184

Air Transportation 1.03%

Continental Airlines, Inc.

4.75%

1/12/2021

1

1,000

Continental Airlines, Inc.

6.545%

2/2/2019

–
(b)

1,007

Qantas Airways Ltd.
(Australia)†(a)

6.05%

4/15/2016

10

10,653

Southwest Airlines Co.

6.65%

8/1/2022

–
(b)

987

Southwest Airlines Co.†

10.50%

12/15/2011

9

9,693

Total

23,340

Apparel 0.09%

Phillips-Van Heusen Corp.

7.75%

11/15/2023

2

2,112

Auto Parts: Original Equipment 0.19%

Cooper-Standard Automotive, Inc.†

8.50%

5/1/2018

1

1,065

ITC Holdings Corp.†

5.50%

1/15/2020

3

3,146

Total

4,211

Auto: Replacement Parts 0.09%

Snap-on, Inc.

4.25%

1/15/2018

2

2,011

Automotive 0.22%

IDEX Corp.

4.50%

12/15/2020

3

2,947

Tenneco, Inc.†

6.875%

12/15/2020

2

2,055

Total

5,002

Banks: Diversified 2.35%

Bank of America Corp.

2.10%

4/30/2012

15

15,316

Bank of America Corp.

5.625%

7/1/2020

5

5,107

Bank of America Corp.

5.875%

1/5/2021

5

5,183

Bank of America Corp.

7.375%

5/15/2014

5

5,562

CIT Group, Inc.

7.00%

5/1/2017

9

9,045

Credit Suisse AG (Switzerland)(a)

5.40%

1/14/2020

2

2,046

Goldman Sachs Group, Inc. (The)

5.375%

3/15/2020

4

4,141

Goldman Sachs Group, Inc. (The)

6.125%

2/15/2033

4

4,251

Morgan Stanley

7.25%

4/1/2032

2

2,296

Total

52,947

See Notes to Financial
Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Banks: Money Center 0.26%

SVB Financial Group

5.375%

9/15/2020

$
6

$
5,780

Beverages 0.89%

Anheuser-Busch InBev Worldwide, Inc.†

8.20%

1/15/2039

2

2,722

Bacardi Ltd.†

7.45%

4/1/2014

15

17,267

Total

19,989

Biotechnology Research & Production 0.73%

Amgen, Inc.

5.70%

2/1/2019

4

4,555

Bio-Rad Laboratories, Inc.

7.50%

8/15/2013

2

2,038

Bio-Rad Laboratories, Inc.

8.00%

9/15/2016

9

9,810

Total

16,403

Broadcasting 0.33%

Cox Communications, Inc.

4.625%

6/1/2013

5

5,354

Salem Communications Corp.

9.625%

12/15/2016

2

2,130

Total

7,484

Brokers 0.21%

Raymond James Financial, Inc.

8.60%

8/15/2019

4

4,748

Building Materials 0.09%

Building Materials Corp. of America†

7.00%

2/15/2020

2

2,065

Business Services 0.23%

Hillenbrand, Inc.

5.50%

7/15/2020

3

2,994

StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings

10.25%

12/1/2017

2

2,115

Total

5,109

Cable Services 1.07%

CCH II LLC/CCH II Capital Corp.

13.50%

11/30/2016

5

5,988

Comcast Cable Communications LLC

6.75%

1/30/2011

10

10,041

Time Warner Cable, Inc.

7.50%

4/1/2014

7

8,034

Total

24,063

Capital Goods 0.91%

Republic Services, Inc.

6.75%

8/15/2011

20

20,649

See Notes to Financial
Statements.

8

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Chemicals 1.73%

Airgas, Inc.

7.125%

10/1/2018

$
3

$
3,330

Ashland, Inc.

9.125%

6/1/2017

2

2,315

Basell Finance Co. BV
(Netherlands)†(a)

8.10%

3/15/2027

3

3,248

Dow Chemical Co. (The)

9.40%

5/15/2039

2

2,912

Incitec Pivot Finance LLC†

6.00%

12/10/2019

5

5,129

Methanex Corp. (Canada)(a)

6.00%

8/15/2015

2

1,926

Methanex Corp. (Canada)(a)

8.75%

8/15/2012

3

3,172

Mosaic Co. (The)†

7.625%

12/1/2016

3

3,229

Nova Chemicals Corp. (Canada)(a)

3.568%
#

11/15/2013

1

988

Phibro Animal Health Corp.†

9.25%

7/1/2018

2

2,070

Yara International ASA
(Norway)†(a)

5.25%

12/15/2014

10

10,752

Total

39,071

Coal 0.28%

Drummond Co., Inc.

7.375%

2/15/2016

4

4,165

Drummond Co., Inc.†

9.00%

10/15/2014

2

2,145

Total

6,310

Communications Equipment 0.09%

Harris Corp.

6.15%

12/15/2040

2

2,054

Computer Hardware 0.19%

Maxim Integrated Products, Inc.

3.45%

6/14/2013

2

2,046

Seagate Technology International†

10.00%

5/1/2014

2

2,355

Total

4,401

Computer Software 0.84%

BMC Software, Inc.

7.25%

6/1/2018

9

10,427

Brocade Communications Systems, Inc.

6.875%

1/15/2020

2

2,140

Intuit, Inc.

5.75%

3/15/2017

2

2,183

SunGard Data Systems, Inc.

10.25%

8/15/2015

4

4,215

Total

18,965

Consumer Products 0.19%

Scotts Miracle-Gro Co. (The)

7.25%

1/15/2018

4

4,220

Containers 0.83%

Ball Corp.

6.625%

3/15/2018

7

7,158

Pactiv Corp.

7.95%

12/15/2025

1

877

See Notes to Financial
Statements.

9

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Containers (continued)

Rock-Tenn Co.

5.625%

3/15/2013

$
6

$
6,225

Rock-Tenn Co.

9.25%

3/15/2016

4

4,380

Total

18,640

Diversified 0.37%

BHP Billiton Finance USA Ltd. (Australia)(a)

6.50%

4/1/2019

7

8,338

Drugs 0.24%

Celgene Corp.

3.95%

10/15/2020

3

2,858

Pfizer, Inc.

7.20%

3/15/2039

2

2,597

Total

5,455

Electric: Power 2.80%

Black Hills Corp.

9.00%

5/15/2014

3

3,446

Bruce Mansfield Unit

6.85%

6/1/2034

2

2,088

CenterPoint Energy Houston Electric LLC

5.75%

1/15/2014

5

5,524

CenterPoint Energy Houston Electric LLC

7.00%

3/1/2014

2

2,287

Connecticut Light & Power Co. (The)

6.35%

6/1/2036

2

2,283

Coso Geothermal Power Holdings LLC†

7.00%

7/15/2026

6

5,636

Duquesne Light Holdings, Inc.†

6.40%

9/15/2020

5

4,972

EDF SA (France)†(a)

6.95%

1/26/2039

3

3,562

Elm Road Generating Station Supercritical LLC†

6.09%

2/11/2040

2

2,043

KCP&L Greater Missouri Operations Co.

11.875%

7/1/2012

3

3,404

NiSource Finance Corp.

10.75%

3/15/2016

3

4,016

North American Energy Alliance LLC/North American Energy Alliance Finance Corp.†

10.875%

6/1/2016

2

2,230

NV Energy, Inc.

6.25%

11/15/2020

4

4,040

Old Dominion Electric Cooperative

6.25%

6/1/2011

5

5,112

PNM Resources, Inc.

9.25%

5/15/2015

1

1,110

Potomac Edison Co. (The)

5.35%

11/15/2014

2

2,183

Tampa Electric Co.

6.55%

5/15/2036

2

2,233

Texas-New Mexico Power Co.†

9.50%

4/1/2019

3

3,825

Wisconsin Electric Power Co.

5.625%

5/15/2033

3

3,116

Total

63,110

Electrical Equipment 0.15%

Public Service Co. of New Mexico

7.95%

5/15/2018

3

3,376

See Notes to Financial
Statements.

10

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Electrical: Household 0.16%

Legrand France SA (France)(a)

8.50%

2/15/2025

$
3

$
3,519

Electronics 0.28%

Sensus USA, Inc.

8.625%

12/15/2013

3

3,060

Thomas & Betts Corp.

5.625%

11/15/2021

3

3,188

Total

6,248

Electronics: Semi-Conductors/Components 0.29%

Agilent Technologies, Inc.

6.50%

11/1/2017

2

2,220

KLA-Tencor Corp.

6.90%

5/1/2018

4

4,406

Total

6,626

Energy Equipment & Services 0.38%

Cameron International Corp.

6.375%

7/15/2018

2

2,221

Cameron International Corp.

7.00%

7/15/2038

3

3,287

Michigan Consolidated Gas Co.

5.70%

3/15/2033

3

3,028

Total

8,536

Engineering & Contracting Services 0.09%

Aeropuertos Argentina 2000 SA
(Argentina)†(a)

10.75%

12/1/2020

2

2,127

Environmental Services 0.20%

Casella Waste Systems, Inc.

11.00%

7/15/2014

4

4,445

Fertilizers 0.48%

Potash Corp. of Saskatchewan, Inc. (Canada)(a)

5.25%

5/15/2014

7

7,660

Potash Corp. of Saskatchewan, Inc. (Canada)(a)

5.875%

12/1/2036

3

3,114

Total

10,774

Financial Services 3.60%

Aon Corp.

5.00%

9/30/2020

2

2,022

CME Group Index Services LLC†

4.40%

3/15/2018

8

8,064

General Electric Capital Corp.

2.00%

9/28/2012

15

15,328

General Electric Capital Corp.

6.875%

1/10/2039

33

38,265

Nomura Holdings, Inc. (Japan)(a)

6.70%

3/4/2020

3

3,216

Petrobras International Finance Co. (Brazil)(a)

6.875%

1/20/2040

2

2,111

Prudential Financial, Inc.

6.20%

11/15/2040

1

1,062

Prudential Financial, Inc.

6.625%

6/21/2040

1

1,120

TD Ameritrade Holding Corp.

5.60%

12/1/2019

4

4,196

See Notes to Financial
Statements.

11

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Financial Services (continued)

Woodside Finance Ltd.
(Australia)†(a)

8.125%

3/1/2014

$
5

$
5,757

Total

81,141

Financial: Miscellaneous 0.45%

NASDAQ OMX Group, Inc. (The)

5.25%

1/16/2018

5

5,051

NASDAQ OMX Group, Inc. (The)

5.55%

1/15/2020

5

5,061

Total

10,112

Food 0.19%

Southern States Cooperative, Inc.†

11.25%

5/15/2015

2

2,130

TreeHouse Foods, Inc.

7.75%

3/1/2018

2

2,173

Total

4,303

Gaming 0.04%

Downstream Development Authority Quapaw Tribe of Oklahoma†

12.00%

10/15/2015

1

991

Health Care Products 0.58%

Biomet, Inc.

11.625%

10/15/2017

5

5,550

HCA, Inc.

8.50%

4/15/2019

5

5,500

HCA, Inc. PIK

9.625%

11/15/2016

2

2,147

Total

13,197

Health Care Services 0.19%

Omega Healthcare Investors, Inc.

7.50%

2/15/2020

4

4,225

Hospital Management 0.19%

Universal Health Services, Inc.

6.75%

11/15/2011

2

2,075

Universal Health Services, Inc.

7.125%

6/30/2016

2

2,171

Total

4,246

Household Furnishings 0.10%

Simmons Bedding Co.†

11.25%

7/15/2015

2

2,170

Industrial Products 0.19%

Vale Overseas Ltd. (Brazil)(a)

6.875%

11/21/2036

4

4,410

Insurance 0.38%

Aflac, Inc.

6.45%

8/15/2040

2

2,055

Aflac, Inc.

8.50%

5/15/2019

2

2,477

See Notes to Financial
Statements.

12

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Insurance (continued)

Fidelity National Financial, Inc.

6.60%

5/15/2017

$
2

$
1,998

Willis North America, Inc.

7.00%

9/29/2019

2

2,088

Total

8,618

Investment Management Companies 0.24%

Lazard Group LLC

7.125%

5/15/2015

5

5,389

Leasing 0.10%

International Lease Finance Corp.†

8.625%

9/15/2015

2

2,155

Leisure 0.27%

Royal Caribbean Cruises Ltd.

6.875%

12/1/2013

1

1,065

Royal Caribbean Cruises Ltd.

7.50%

10/15/2027

2

1,973

Speedway Motorsports, Inc.

6.75%

6/1/2013

3

3,037

Total

6,075

Machinery: Agricultural 0.14%

Lorillard Tobacco Co.

8.125%

5/1/2040

3

3,085

Machinery: Industrial/Specialty 0.19%

CPM Holdings, Inc.†

10.625%

9/1/2014

2

2,150

SPX Corp.†

6.875%

9/1/2017

2

2,135

Total

4,285

Machinery: Oil Well Equipment & Services 0.32%

National Oilwell Varco, Inc.

6.125%

8/15/2015

7

7,229

Media 0.89%

DirecTV Holdings LLC/DirecTV Financing Co., Inc.

6.375%

6/15/2015

12

12,465

DirecTV Holdings LLC/DirecTV Financing Co., Inc.

7.625%

5/15/2016

2

2,220

Nielsen Finance LLC/Nielsen Finance Co.

11.625%

2/1/2014

2

2,325

Rainbow National Services LLC†

10.375%

9/1/2014

2

2,085

Videotron Ltee (Canada)(a)

6.875%

1/15/2014

1

1,017

Total

20,112

Metals & Minerals: Miscellaneous 1.19%

AngloGold Ashanti Holdings plc (United Kingdom)(a)

6.50%

4/15/2040

1

1,026

Compass Minerals International, Inc.

8.00%

6/1/2019

2

2,190

FMG Resources (August 2006 Pty) Ltd. (Australia)†(a)

6.875%

2/1/2018

5

5,000

See Notes to Financial
Statements.

13

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Metals & Minerals: Miscellaneous (continued)

Freeport-McMoRan Copper & Gold, Inc.

8.375%

4/1/2017

$
6

$
6,646

Rain CII Carbon LLC and CII Carbon Corp.†

8.00%

12/1/2018

3

3,090

Teck Resources Ltd. (Canada)(a)

10.25%

5/15/2016

2

2,478

Teck Resources Ltd. (Canada)(a)

10.75%

5/15/2019

5

6,510

Total

26,940

Natural Gas 0.40%

Florida Gas Transmission Co. LLC†

7.90%

5/15/2019

2

2,422

Southern Star Central Gas Pipeline, Inc.†

6.00%

6/1/2016

2

2,179

Spectra Energy Capital LLC

5.50%

3/1/2014

4

4,354

Total

8,955

Oil 1.60%

Brigham Exploration Co.†

8.75%

10/1/2018

2

2,170

Continental Resources, Inc.

7.375%

10/1/2020

1

1,065

Continental Resources, Inc.

8.25%

10/1/2019

2

2,230

Ecopetrol SA (Colombia)(a)

7.625%

7/23/2019

1

1,160

Holly Corp.

9.875%

6/15/2017

2

2,190

Pan American Energy LLC
(Argentina)†(a)

7.875%

5/7/2021

3

3,202

Panhandle Eastern Pipeline Co. LP

8.125%

6/1/2019

10

11,545

QEP Resources, Inc.

6.875%

3/1/2021

5

5,275

Rosetta Resources, Inc.

9.50%

4/15/2018

2

2,170

Shell International Finance BV (Netherlands)(a)

5.50%

3/25/2040

2

2,151

Swift Energy Co.

7.125%

6/1/2017

2

2,015

Whiting Petroleum Corp.

7.00%

2/1/2014

1

1,055

Total

36,228

Oil: Crude Producers 0.61%

Genesis Energy LP/Genesis Energy Finance Corp.†

7.875%

12/15/2018

2

1,995

Kinder Morgan Finance Co. LLC†

6.00%

1/15/2018

2

1,975

NGPL PipeCo LLC†

6.514%

12/15/2012

2

2,160

NGPL PipeCo LLC†

7.119%

12/15/2017

1

1,096

Noble Energy, Inc.

5.25%

4/15/2014

2

2,160

Southeast Supply Header LLC†

4.85%

8/15/2014

2

2,099

Southwestern Energy Co.

7.50%

2/1/2018

2

2,265

Total

13,750

See Notes to Financial
Statements.

14

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Oil: Integrated Domestic 0.81%

Ferrellgas LP/Ferrellgas Finance Corp.†

6.50%

5/1/2021

$
2

$
1,960

National Fuel Gas Co.

8.75%

5/1/2019

3

3,636

Occidental Petroleum Corp.

9.25%

8/1/2019

2

2,719

Questar Gas Co.

7.20%

4/1/2038

3

3,514

Questar Pipeline Co.

5.83%

2/1/2018

3

3,320

Trinidad Drilling Ltd.
(Canada)†(a)

7.875%

1/15/2019

2

2,030

Weatherford International Ltd.

6.75%

9/15/2040

1

1,054

Total

18,233

Paper & Forest Products 1.70%

Clearwater Paper Corp.†

7.125%

11/1/2018

2

2,075

Clearwater Paper Corp.

10.625%

6/15/2016

3

3,442

Georgia-Pacific LLC†

7.125%

1/15/2017

3

3,210

Georgia-Pacific LLC

8.875%

5/15/2031

3

3,705

PH Glatfelter Co.

7.125%

5/1/2016

2

2,082

Plum Creek Timberlands LP

4.70%

3/15/2021

6

5,722

Plum Creek Timberlands LP

5.875%

11/15/2015

3

3,233

Sino-Forest Corp.
(Canada)†(a)

6.25%

10/21/2017

2

2,028

Smurfit Kappa Funding plc (Ireland)(a)

7.75%

4/1/2015

2

2,060

Weyerhaeuser Co.

6.95%

8/1/2017

5

5,408

Weyerhaeuser Co.

7.375%

10/1/2019

5

5,471

Total

38,436

Pollution Control 0.24%

Clean Harbors, Inc.

7.625%

8/15/2016

5

5,337

Railroads 0.15%

Burlington Northern Santa Fe LLC

7.00%

2/1/2014

3

3,431

Real Estate Investment Trusts 0.83%

AvalonBay Communities, Inc.

3.95%

1/15/2021

2

1,912

Developers Diversified Realty Corp.

7.875%

9/1/2020

2

2,244

Entertainment Properties Trust†

7.75%

7/15/2020

2

2,125

Federal Realty Investment Trust

4.50%

2/15/2011

5

5,020

Federal Realty Investment Trust

5.40%

12/1/2013

3

3,232

Federal Realty Investment Trust

5.90%

4/1/2020

1

1,062

Rouse Co. LP (The)

6.75%

11/9/2015

3

3,120

Total

18,715

See Notes to Financial
Statements.

15

Schedule of Investments (continued)

December 31, 2010

Investments

Interest Rate

Maturity Date

Principal Amount (000)

Value

Restaurants 0.10%

Dave & Buster’s, Inc.

11.00%

6/1/2018

$
2

$
2,205

Retail 0.29%

DineEquity, Inc.†

9.50%

10/30/2018

2

2,130

QVC, Inc.†

7.50%

10/1/2019

2

2,115

Wal-Mart Stores, Inc.

6.50%

8/15/2037

2

2,358

Total

6,603

Retail: Specialty 0.38%

Brown Shoe Co., Inc.

8.75%

5/1/2012

2

2,045

Rent-A-Center, Inc.†

6.625%

11/15/2020

2

2,000

Sally Holdings LLC/Sally Capital, Inc.

10.50%

11/15/2016

4

4,430

Total

8,475

Services 0.54%

Corrections Corp. of America

6.75%

1/31/2014

5

5,106

Iron Mountain, Inc.

6.625%

1/1/2016

5

5,044

Iron Mountain, Inc.

7.75%

1/15/2015

2

2,010

Total

12,160

Steel 0.70%

Allegheny Technologies, Inc.

9.375%

6/1/2019

10

11,700

Valmont Industries, Inc.

6.625%

4/20/2020

4

4,168

Total

15,868

Storage Facilities 0.09%

Niska Gas Storage US LLC/Niska Gas Storage Canada ULC†

8.875%

3/15/2018

2

2,150

Telecommunications 0.76%

Atlantic Broadband Finance LLC

9.375%

1/15/2014

5

5,100

CC Holdings GS V LLC/Crown Castle GS III Corp.†

7.75%

5/1/2017

2

2,195

DigitalGlobe, Inc.

10.50%

5/1/2014

4

4,585

GCI, Inc.

7.25%

2/15/2014

3

3,052

GeoEye, Inc.

9.625%

10/1/2015

2

2,270

Total

17,202

Telecommunications Equipment 0.19%

Cisco Systems, Inc.

4.95%

2/15/2019

4

4,366

See Notes to Financial Statements.

16

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Tobacco 0.19%
Altria Group, Inc.	9.95%		11/10/2038	$3	$4,240

Transportation: Miscellaneous 0.60%
Asciano Finance Ltd. (Australia)†(a)	4.625%		9/23/2020	2	1,858
CSX Corp.	6.75%		3/15/2011	5	5,057
Viterra, Inc. (Canada)†(a)	5.95%		8/1/2020	7	6,691

Total					13,606

Utilities: Electrical 0.33%
IPALCO Enterprises, Inc.†	7.25%		4/1/2016	4	4,290
Otter Tail Corp.	9.00%		12/15/2016	3	3,262

Total					7,552

Total Corporate Bonds (cost $855,454)					862,507

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.20%

Panama 0.10%
Republic of Panama	6.70%		1/26/2036	2	2,240

Peru 0.10%
Republic of Peru	6.55%		3/14/2037	2	2,200

Total Foreign Government Obligations (cost $4,987)					4,440

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.95%
Federal Home Loan Mortgage Corp. K003 A5	5.085%		3/25/2019	10	10,592
Federal Home Loan Mortgage Corp. K004 A2	4.186%		8/25/2019	25	25,398
Federal Home Loan Mortgage Corp. K005 A2	4.317%		11/25/2019	15	15,339
Federal Home Loan Mortgage Corp. K008 A2	3.531%		6/25/2020	10	9,682
Federal National Mortgage Assoc. 2005-14 OP	4.50%		10/25/2028	5	5,549

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $67,910)					66,560

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 18.87%
Federal Home Loan Mortgage Corp.(c)	4.00%		TBA	75	74,473
Federal Home Loan Mortgage Corp.	4.861%	#	5/1/2035	5	5,661
Federal Home Loan Mortgage Corp.	5.00%		10/1/2018 - 6/1/2025	50	52,768
Federal Home Loan Mortgage Corp.	5.095%	#	12/1/2035	8	7,986
Federal Home Loan Mortgage Corp.	5.542%	#	6/1/2036	5	5,021
Federal Home Loan Mortgage Corp.(c)	6.00%		TBA	80	86,663
Federal National Mortgage Assoc.	5.262%	#	10/1/2035	9	9,392

See Notes to Financial Statements.

17

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	5.50%		1/1/2035 - 1/1/2037	$158	$170,255
Federal National Mortgage Assoc.	5.646%	#	12/1/2036	5	4,866
Federal National Mortgage Assoc.	5.839%	#	10/1/2036	8	8,876

Total Government Sponsored Enterprises Pass-Throughs (cost $425,024)					425,961

MUNICIPAL BONDS 2.70%

Education 0.41%
OH St Univ Gen Rcpts Build America Bds Ser C	4.91%		6/1/2040	5	4,532
Univ of CA Rev Build America Bds Regents Univ	5.77%		5/15/2043	5	4,716

Total					9,248

Housing 0.23%
Indianapolis IN Loc Pub Impt Bd Bk Build America Bds Ser B2	6.116%		1/15/2040	5	5,199

Other Revenue 0.22%
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B	6.731%		7/1/2043	5	4,929

Sales Tax 0.22%
New York City NY Transnl Fin Auth Build America Bds	5.767%		8/1/2036	5	5,057

Transportation 0.97%
Bay Area Toll Auth CA Build America Bds Ser S1	6.918%		4/1/2040	5	5,040
Bay Area Toll Auth CA Build America Bds Ser S3	6.907%		10/1/2050	2	2,007
Chicago IL O’Hare Intl Arpt Build America Bds Ser B	6.845%		1/1/2038	5	4,790
Los Angeles Cnty CA Metro Transn Auth Build America Bds	5.735%		6/1/2039	5	4,761
UT Transit Auth Sales Tax Rev Build America Bds Ser B	5.937%		6/15/2039	5	5,261

Total					21,859

Utilities 0.65%
Muni Elec Auth GA Build America Bds	7.055%		4/1/2057	5	4,598
New York City NY Muni Wtr Fin Auth Build America Bds	6.011%		6/15/2042	5	5,000
New York City NY Muni Wtr Fin Auth Build America Bds	6.282%		6/15/2042	5	4,981

Total					14,579

Total Municipal Bonds (cost $63,449)					60,871

See Notes to Financial Statements.

18

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 10.38%
Banc of America Commercial Mortgage, Inc. 2002-2 A3	5.118%		7/11/2043	$10		$10,305
Banc of America Commercial Mortgage, Inc. 2003-1 A1	3.878%		9/11/2036	7		6,655
Banc of America Commercial Mortgage, Inc. 2005-2 A5	4.857%		7/10/2043	10		10,635
Banc of America Commercial Mortgage, Inc. 2005-5 A4	5.115%		10/10/2045	10		10,728
CS First Boston Mortgage Securities Corp. 2001-CK6 A3	6.387%		8/15/2036	8		8,671
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2	5.183%		11/15/2036	10		10,431
CS First Boston Mortgage Securities Corp. 2005-C5 AM	5.10%		8/15/2038	10		10,224
GE Capital Commercial Mortgage Corp. 2002-3A A2	4.996%		12/10/2037	10		10,500
GE Capital Commercial Mortgage Corp. 2003-C2 A4	5.145%		7/10/2037	10		10,633
GE Capital Commercial Mortgage Corp. 2004-C3 A2	4.433%		7/10/2039	4		3,548
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%		7/10/2039	8		8,654
GS Mortgage Securities Corp. II 2006-GG6 A2	5.506%		4/10/2038	9		8,880
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C1 A3	5.376%		7/12/2037	10		10,452
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C3 A2	4.994%		7/12/2035	10		10,572
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	6		5,898
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP2 A2	4.575%		7/15/2042	2		2,227
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4A	4.936%		8/15/2042	10		10,609
LB-UBS Commercial Mortgage Trust 2001-C7 A5	6.133%		12/15/2030	10		10,295
LB-UBS Commercial Mortgage Trust 2005-C1 A2	4.31%		2/15/2030	2		1,730
LB-UBS Commercial Mortgage Trust 2005-C3 A2	4.553%		7/15/2030	5		4,526
LB-UBS Commercial Mortgage Trust 2005-C5 A4	4.954%		9/15/2030	10		10,678
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	3		2,779
Morgan Stanley Dean Witter Capital I 2003-TOP9 A1	3.98%		11/13/2036	–	(b)	509
NCUA Guaranteed Notes 2010-C1 A-PT	2.65%		10/29/2020	20		19,406
NCUA Guaranteed Notes 2010-C1 A2	2.90%		10/29/2020	10		9,738
Wachovia Bank Commercial Mortgage Trust 2003-C5 A1	2.986%		6/15/2035	3		3,472
Wachovia Bank Commercial Mortgage Trust 2003-C6 A4	5.125%		8/15/2035	10		10,692
Wachovia Bank Commercial Mortgage Trust 2005-C21 A4	5.204%	#	10/15/2044	10		10,819

Total Non-Agency Commercial Mortgage-Backed Securities (cost $234,699)						234,266

See Notes to Financial Statements.

19

Schedule of Investments (concluded)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
PASS-THROUGH AGENCIES 3.67%
Government National Mortgage Assoc.(c)	4.00%	TBA	$10	$10,070
Government National Mortgage Assoc.(c)	4.50%	TBA	70	72,691

Total Pass-Through Agencies (cost $81,307)				82,761

U.S. TREASURY OBLIGATIONS 24.23%
U.S. Treasury Bond	3.875%	8/15/2040	21	19,346
U.S. Treasury Note	1.375%	1/15/2013	97	98,493
U.S. Treasury Note	2.125%	12/31/2015	53	53,290
U.S. Treasury Note	2.375%	10/31/2014	87	90,065
U.S. Treasury Note	2.625%	11/15/2020	43	40,568
U.S. Treasury Note	2.75%	12/31/2017	10	10,023
U.S. Treasury Note	3.00%	2/28/2017	220	226,909
U.S. Treasury Strips	Zero Coupon	11/15/2027	17	8,173

Total U.S. Treasury Obligations (cost $555,090)				546,867

Total Long-Term Investments (cost $2,399,680)				2,396,145

SHORT-TERM INVESTMENT 8.12%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $185,000 of U.S. Treasury Note at 2.50% due 4/30/2015; value: $191,938 proceeds: $183,284 (cost $183,284)			183	183,284

Total Investments in Securities 114.30% (cost $2,582,964)				2,579,429

Liabilities in Excess of Other Assets (14.30%)				(322,787)

Net Assets 100.00%				$2,256,642

PIK	Payment-in-kind.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2010.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Foreign security traded in U.S. dollars.
(b)	Amount is less than $1,000.
(c)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $2,582,964)	$2,579,429
Receivables:
Investment securities sold	85,891
Interest and dividends	22,453
From advisor (See Note 3)	6,042
Capital shares sold	4,242
Prepaid expenses	3,131
Total assets	2,701,188
LIABILITIES:
Payables:
Investment securities purchased	396,230
Offering costs	4,518
Management fee	782
Fund administration	69
Directors’ fees	29
Capital shares reacquired	1
Accrued expenses and other liabilities	42,917
Total liabilities	444,546
NET ASSETS	$2,256,642
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,269,888
Undistributed net investment income	121
Accumulated net realized loss on investments	(9,832)
Net unrealized depreciation on investments	(3,535)
Net Assets	$2,256,642
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	147,659
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.28

See Notes to Financial Statements.

21

Statement of Operations

For the Period Ended December 31, 2010*

Investment income:
Interest	$33,838
Total investment income	33,838
Expenses:
Management fee	4,501
Shareholder servicing	4,063
Professional	40,782
Offering costs	7,430
Reports to shareholders	6,000
Custody	5,283
Fund administration	400
Directors’ fees	43
Other	2,317
Gross expenses	70,819
Expense reductions (See Note 7)	(2)
Management fee waived and expenses reimbursed (See Note 3)	(64,415)
Net expenses	6,402
Net investment income	27,436
Net realized and unrealized gain (loss):
Net realized gain on investments	32,862
Net change in unrealized depreciation on investments	(3,535)
Net realized and unrealized gain	29,327
Net Increase in Net Assets Resulting From Operations	$56,763
*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

INCREASE IN NET ASSETS	For the Period Ended December 31, 2010*
Operations:
Net investment income	$27,436
Net realized gain on investments	32,862
Net change in unrealized depreciation on investments	(3,535)
Net increase in net assets resulting from operations	56,763
Distributions to shareholders from:
Net investment income	(35,162)
Net realized gain	(34,847)
Total distributions to shareholders	(70,009)
Capital share transactions (See Note 10):
Proceeds from sales of shares	2,201,014
Reinvestment of distributions	70,006
Cost of shares reacquired	(1,132)
Net increase in net assets resulting from capital share transactions	2,269,888
Net increase in net assets	2,256,642
NET ASSETS:
Beginning of period	$–
End of period	$2,256,642
Undistributed net investment income	$121
*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

23

Financial Highlights

	4/16/2010(a) to 12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment income(b)	.01

Net realized and unrealized gain	.06

Total from investment operations	.07

Net asset value, on SEC Effective Date, 5/1/2010	$15.07

Investment operations:

Net investment income(b)	.29

Net realized and unrealized gain	.44

Total from investment operations	.73

Distributions to shareholders from:

Net investment income	(.26)

Net realized gain	(.26)

Total distributions	(.52)

Net asset value, end of period	$15.28

Total Return(c)	5.39	%(d)(e)

Total Return(c)	4.90	%(d)(f)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.64	%(g)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.64	%(g)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	6.98	%(g)

Net investment income	2.71	%(g)

Supplemental Data:
Net assets, end of period (000)	$2,257

Portfolio turnover rate	440.61%
(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/10 through 12/31/10.
(f)	Total return for the period 5/1/10 through 12/31/10.
(g)	Annualized.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Total Return Portfolio (the “Fund”). Total Return Portfolio commenced operations on April 16, 2010. The Fund became effective with the SEC and first made shares available to the public on May 1, 2010. The Fund is diversified as defined in the Act.

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations.

25

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal period ended December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value (“NAV”).

26

Notes to Financial Statements (continued)

The Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$111,912	$–	$111,912
Corporate Bonds	–	862,507	–	862,507
Foreign Government Obligations	–	4,440	–	4,440
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	66,560	–	66,560
Government Sponsored Enterprises Pass-Throughs	–	425,961	–	425,961
Municipal Bonds	–	60,871	–	60,871
Non-Agency Commercial Mortgage-Backed Securities	–	234,266	–	234,266
Pass-Through Agencies	–	82,761	–	82,761
U.S. Treasury Obligations	–	546,867	–	546,867
Repurchase Agreement	–	183,284	–	183,284
Total	$–	$2,579,429	$–	$2,579,429
*	See Schedule of Investments for values in each industry.

27

Notes to Financial Statements (continued)

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	45%
Next $1 billion	40%
Over $2 billion	35%

For the fiscal period ended December 31, 2010, the effective management fee, net of waivers and expenses reimbursed, was at an annualized rate of .00% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

For the period April 16, 2010 to April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annualized rate of .64%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal period ended December 31, 2010, the Fund incurred expenses of $2,733 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or

28

Notes to Financial Statements (continued)

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal period ended December 31, 2010 was as follows:

Period Ended 12/31/2010*
Distributions paid from:
Ordinary income	$70,009
Total distributions paid	$70,009

*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

As of December 31, 2010, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$150
Total undistributed earnings	$150
Temporary differences	(3,211)
Unrealized losses – net	(10,185)
Total accumulated losses – net	$(13,246)

Certain losses incurred after October 31 (“Post-October losses”) within the taxable period are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $3,182 during fiscal 2010.

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,589,614
Gross unrealized gain	18,473
Gross unrealized loss	(28,658)
Net unrealized security loss	$(10,185)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization of premium and wash sales.

Permanent items identified during the fiscal period December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$7,847	$(7,847)

The permanent differences are attributable to the tax treatment of amortization of premium and certain securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

29

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal period ended December 31, 2010 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$7,222,168	$2,110,389	$6,116,930	$692,694

*	Includes U.S. Government sponsored enterprises securities.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise.

The Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. The prepayment rate also will

30

Notes to Financial Statements (concluded)

affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high yield bonds in which the Fund may invest are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign companies presents increased market, liquidity, currency, political, information and other risks. The cost to a Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Period Ended December 31, 2010†
Shares sold	143,131
Reinvestment of distributions	4,600
Shares reacquired	(72)
Increase	147,659
†	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations, changes in net assets, and the financial highlights for the period from April 16, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations, the changes in its net assets, and financial highlights for period from April 16, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2011

32

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

33

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

34

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

35

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

36

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

37

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

38

Approval of Advisory Contract

At meetings held on March 3, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett. The Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the “peer expense group”); and (2) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services to be provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. Because the Fund had not yet begun operations, the Board was not able to review the Fund’s investment performance and compliance.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would be providing investment management services to the Fund, in light of its investment objective and discipline. The Board noted that the same personnel provided management services to Lord Abbett Total Return Fund. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expected expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees to be paid by shareholders. The Board noted that it and Lord Abbett had agreed to cap expenses of the Fund for the period from May 1, 2010 through April 30, 2011 at 0.64% of average daily net assets.

39

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board took into account Lord Abbett’s overall profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the proposed advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the management agreement.

40

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

41

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Total Return Portfolio

SFTR-PORT-2-1210

(02/11)

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Value Opportunities Portfolio

For the fiscal period ended December 31, 2010

Lord Abbett Series Fund — Value Opportunities Portfolio*

Annual Report

For the fiscal period ended December 31, 2010

*    The Fund commenced operations on April 23, 2010, and investment performance began on May 1, 2010.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Value Opportunities Portfolio for the period ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the eight-month period ended December 31, 2010, the Fund returned 10.67%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2500® Value Index,1 which returned 7.66% over the same period.

The period April 30, 2010 through December 31, 2010 was very strong for small and mid cap stocks. The Russell 2500® Index2 returned 10.77% for the period, beating the 10.30% return of the Russell 2000® Index3 and the 7.84% return of the Russell 1000® Index4. Only mid cap stocks had stronger performance, with the Russell Midcap® Index5 returning 11.28%. Growth significantly outperformed value within small and mid cap stocks, with the Russell 2500® Growth Index6 returning 14.42% and the Russell 2500® Value Index returning 7.66%.

Stock selection within the industrials and consumer discretionary sectors

1

contributed to the Fund’s performance. Industrials holding WABCO Holdings Inc., a manufacturer of automobile and truck parts, announced strong earnings for the first three quarters of 2010 and experienced solid growth within its European business. Another industrials holding, Chicago Bridge & Co., N.V., a construction services company, benefited from increased backlog due in part to newly awarded business. In addition, the company’s international markets have seen an increase in potential activity. Consumer discretionary holding Gentex Corp., a manufacturer of automobile, truck, and aircraft parts, announced earnings that were in line with estimates for the second and third quarters of 2010. The company’s stock rose following the National Highway Traffic Safety Administration’s (NHTSA) proposal for implementation of enhanced rear visibility systems in most vehicles in the United States because Gentex manufactures rear camera display mirrors that would be a possible option for installation in cars in response to this proposal.

Stock Selection within the health care and materials sectors detracted from the Fund’s performance. Health care holding Integra Lifesciences, a medical device company, announced weak gross margins for the first quarter of 2010, which took a toll on the stock price; however, the company did meet expectations for the second quarter of 2010. Health care holding Teleflex Inc., a provider of medical technology products, took steps during the year to transition into a pure medical company by selling its Rigging Services and Actuation businesses. The company announced lighter-than-expected third quarter medical equipment sales and high operating expenses. Materials holding Metals USA Holdings Corp., a fabricated products provider, was negatively affected by a weak pricing and demand environment.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 2500® Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

2  The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represent approximately 20% of the total market capitalization of the Russell 3000 Index.

3  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 10% of the total market capitalization of the Russell 3000® Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 90% of the total market capitalization of the Russell 3000 Index.

5  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index.

6  The Russell 2500® Growth Index measures the performance of the 2,500 companies with higher price-to-book ratios and higher forecasted growth value.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

2

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2500® Value Index and the Russell 2500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Total Return for the

Period Ended December 31, 2010

Life of Class
Class VC2	10.67%	*

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2010.

2    The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

*    Because Class VC shares have existed for less than one year, average annual returns are not provided.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class VC
Actual	$1,000.00	$1,292.20	$6.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.67	$5.60

†	Net expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**
Consumer Discretionary	13.86%
Consumer Staples	1.76%
Energy	7.73%
Financials	19.13%
Health Care	7.36%
Industrials	22.38%
Information Technology	14.26%
Materials	9.33%
Utilities	4.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2010

Investments	Shares	Value
COMMON STOCKS 108.64%

Aerospace & Defense 2.09%
Hexcel Corp.*	129	$2,334
Spirit AeroSystems Holdings, Inc. Class A*	105	2,185

Total		4,519

Air Freight & Logistics 1.76%
Atlas Air Worldwide Holdings, Inc.*	25	1,396
C.H. Robinson Worldwide, Inc.	30	2,406

Total		3,802

Auto Components 1.42%
Gentex Corp.	104	3,074

Automobiles 0.69%
Harley-Davidson, Inc.	43	1,491

Building Products 1.20%
Crane Co.	63	2,587

Capital Markets 2.64%
Lazard Ltd. Class A	113	4,462
LPL Investment Holdings, Inc.*	34	1,237

Total		5,699

Chemicals 4.63%
Albemarle Corp.	81	4,518
Eastman Chemical Co.	27	2,270
Olin Corp.	157	3,222

Total		10,010

Commercial Banks 10.09%
Comerica, Inc.	87	3,675
Commerce Bancshares, Inc.	74	2,954
Cullen/Frost Bankers, Inc.	35	2,139
East West Bancorp, Inc.	82	1,603
Fifth Third Bancorp	211	3,097
First Financial Bancorp	117	2,162
First Horizon National Corp.*	149	1,755
Hancock Holding Co.	35	1,220

Investments	Shares	Value
Huntington Bancshares, Inc.	191	$1,312
KeyCorp	213	1,885

Total		21,802

Commercial Services & Supplies 2.34%
Tetra Tech, Inc.*	95	2,381
Waste Connections, Inc.	97	2,670

Total		5,051

Computers & Peripherals 0.74%
Diebold, Inc.	50	1,602

Construction & Engineering 3.82%
Chicago Bridge & Iron Co. NV (Netherlands)*(a)	111	3,652
EMCOR Group, Inc.*	83	2,405
Jacobs Engineering Group, Inc.*	48	2,201

Total		8,258

Diversified Financial Services 1.68%
CIT Group, Inc.*	77	3,627

Electric: Utilities 1.14%
Cleco Corp.	80	2,461

Electrical Equipment 3.33%
AMETEK, Inc.	48	1,864
EnerSys*	118	3,790
Roper Industries, Inc.	20	1,529

Total		7,183

Electronic Equipment, Instruments & Components 2.33%
Amphenol Corp. Class A	41	2,164
Plexus Corp.*	93	2,877

Total		5,041

Energy Equipment & Services 5.33%
Bristow Group, Inc.*	48	2,273
Key Energy Services, Inc.*	217	2,817
Oceaneering International, Inc.*	18	1,325

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value
Energy Equipment & Services (continued)
Superior Energy Services, Inc.*	85	$2,974
Weatherford International Ltd. (Switzerland)*(a)	93	2,120

Total		11,509

Food Products 1.91%
Bunge Ltd.	43	2,817
Snyders-Lance, Inc.	56	1,313

Total		4,130

Gas Utilities 2.57%
EQT Corp.	44	1,973
UGI Corp.	113	3,569

Total		5,542

Health Care Equipment & Supplies 0.83%
Kinetic Concepts, Inc.*	43	1,801

Health Care Providers & Services 2.75%
Coventry Health Care, Inc.*	101	2,666
McKesson Corp.	23	1,619
Universal Health Services, Inc. Class B	38	1,650

Total		5,935

Hotels, Restaurants & Leisure 2.97%
Bravo Brio Restaurant Group, Inc.*	68	1,304
Darden Restaurants, Inc.	48	2,229
Hyatt Hotels Corp. Class A*	32	1,464
Texas Roadhouse, Inc.*	82	1,408

Total		6,405

Household Durables 2.27%
Fortune Brands, Inc.	51	3,073
Newell Rubbermaid, Inc.	101	1,836

Total		4,909

Information Technology Services 6.74%
Alliance Data Systems Corp.*	47	3,338
Amdocs Ltd. (Guernsey)*(a)	92	2,527

Investments	Shares	Value
Fiserv, Inc.*	55	$3,221
FleetCor Technologies, Inc.*	18	557
Global Payments, Inc.	33	1,525
Sapient Corp.	281	3,400

Total		14,568

Insurance 4.16%
Brown & Brown, Inc.	123	2,945
HCC Insurance Holdings, Inc.	95	2,749
PartnerRe Ltd.	41	3,294

Total		8,988

Life Sciences Tools & Services 1.75%
PerkinElmer, Inc.	146	3,770

Machinery 4.35%
EnPro Industries, Inc.*	56	2,327
RBC Bearings, Inc.*	44	1,720
Trinity Industries, Inc.	80	2,129
WABCO Holdings, Inc.*	53	3,229

Total		9,405

Marine 0.61%
Kirby Corp.*	30	1,321

Media 4.99%
DreamWorks Animation SKG, Inc. Class A*	29	855
Interpublic Group of Cos., Inc. (The)*	473	5,023
John Wiley & Sons, Inc. Class A	54	2,443
Meredith Corp.	71	2,460

Total		10,781

Metals & Mining 5.50%
Agnico-Eagle Mines Ltd. (Canada)(a)	37	2,838
Allegheny Technologies, Inc.	29	1,600
Carpenter Technology Corp.	43	1,730
IAMGOLD Corp. (Canada)(a)	126	2,243
Reliance Steel & Aluminum Co.	68	3,475

Total		11,886

See Notes to Financial Statements.

8

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value
Multi-Utilities 0.84%
Wisconsin Energy Corp.	31	$1,825

Oil, Gas & Consumable Fuels 3.07%
Concho Resources, Inc.*	31	2,718
Petrohawk Energy Corp.*	81	1,478
Range Resources Corp.	54	2,429

Total		6,625

Pharmaceuticals 2.67%
Warner Chilcott plc Class A (Ireland)(a)	82	1,850
Watson Pharmaceuticals, Inc.*	76	3,925

Total		5,775

Professional Services 1.34%
Robert Half International, Inc.	35	1,071
TrueBlue, Inc.*	101	1,817

Total		2,888

Real Estate Investment Trusts 2.21%
DiamondRock Hospitality Co.*	140	1,680
Duke Realty Corp.	112	1,396
Host Hotels & Resorts, Inc.	95	1,698

Total		4,774

Road & Rail 3.48%
Genesee & Wyoming, Inc. Class A*	36	1,906
Heartland Express, Inc.	138	2,211
Kansas City Southern*	49	2,345
Knight Transportation, Inc.	55	1,045

Total		7,507

Semiconductors & Semiconductor Equipment 3.30%
Atheros Communications, Inc.*	56	2,012
Cypress Semiconductor Corp.*	108	2,007
Lam Research Corp.*	44	2,278
Silicon Laboratories, Inc.*	18	828

Total		7,125

Investments	Shares	Value
Software 2.38%
Autodesk, Inc.*	36	$1,375
Nuance Communications, Inc.*	111	2,018
Rovi Corp.*	28	1,736

Total		5,129

Specialty Retail 1.14%
CarMax, Inc.*	27	861
Men’s Wearhouse, Inc. (The)	64	1,599

Total		2,460

Textiles, Apparel & Luxury Goods 1.58%
Phillips-Van Heusen Corp.	54	3,403

Total Investments in Common Stocks 108.64% (cost 210,747)		234,668

Liabilities in Excess of Cash and Other Assets (8.64)%		(18,671)

Net Assets 100%		215,997

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

9

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $210,747)	$234,668
Cash	13,574
Receivables:
From advisor (See Note 3)	5,574
Investment securities sold	947
Interest and dividends	120
Prepaid expenses	2,876
Total assets	257,759
LIABILITIES:
Payables:
Offering costs	3,094
Investment securities purchased	2,213
Management fee	135
Fund administration	7
Directors’ fees	4
Accrued expenses and other liabilities	36,309
Total liabilities	41,762
NET ASSETS	$215,997
COMPOSITION OF NET ASSETS:
Paid-in capital	$200,522
Distributions in excess of net investment income	(4)
Accumulated net realized loss on investments	(8,442)
Net unrealized appreciation on investments	23,921
Net Assets	$215,997
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	13,411
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.11

See Notes to Financial Statements.

10

Statement of Operations

For the Period Ended December 31, 2010*

Investment income:
Dividends (net of foreign withholding taxes of $2)	$1,916
Interest and other	709
Total investment income	2,625
Expenses:
Management fee	961
Shareholder servicing	10
Professional	36,074
Offering costs	6,253
Custody	6,007
Reports to shareholders	6,000
Fund administration	51
Directors’ fees	6
Other	2,291
Gross expenses	57,653
Management fee waived and expenses reimbursed (See Note 3)	(56,244)
Net expenses	1,409
Net investment income	1,216
Net realized and unrealized gain (loss):
Net realized loss on investments	(8,462)
Net change in unrealized appreciation on investments	23,921
Net realized and unrealized gain	15,459
Net Increase in Net Assets Resulting From Operations	$16,675
*	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

INCREASE IN NET ASSETS	For the Period Ended December 31, 2010*
Operations:
Net investment income	$1,216
Net realized loss on investments	(8,462)
Net change in unrealized appreciation on investments	23,921
Net increase in net assets resulting from operations	16,675
Distributions to shareholders from:
Net investment income	(1,227)
Capital share transactions (See Note 10):
Proceeds from sales of shares	199,322
Reinvestment of distributions	1,227
Net increase in net assets resulting from capital share transactions	200,549
Net increase in net assets	215,997
NET ASSETS:
Beginning of period	$–
End of period	$215,997
Distributions in excess of net investment income	$(4)
*	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

12

Financial Highlights

	4/23/2010(a) to 12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.00

Investment operations:

Net investment loss(b)	–	(c)

Net realized and unrealized loss	(.37)

Total from investment operations	(.37)

Net asset value, on SEC Effective Date, 5/1/2010	$14.63

Investment operations:

Net investment income(b)	.09

Net realized and unrealized gain	1.48

Total from investment operations	1.57

Distributions to shareholders from:

Net investment income	(.09)

Net asset value, end of period	$16.11

Total Return(d)	7.94	%(e)(f)

Total Return(d)	10.67	%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10	%(h)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10	%(h)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	44.39	%(h)

Net investment income	.94	%(h)

Supplemental Data:
Net assets, end of period (000)	$216

Portfolio turnover rate	49.29%
(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/10 through 12/31/10.
(g)	Total return for the period 5/1/10 through 12/31/10.
(h)	Annualized.

See Notes to Financial Statements.

13

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Value Opportunities Portfolio (the “Fund”). The Fund commenced operations on April 23, 2010. The Fund became effective with the SEC and first made shares available to the public on May 1, 2010. The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income in the Statement of Operations.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

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Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal period ended December 31, 2010. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$234,668	$–	$–	$234,668
Total	$234,668	$–	$–	$234,668
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the period ended December 31, 2010, the effective management fee, net of waivers and expenses reimbursed, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period April 23, 2010 to April 30, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary that the total net annual operating expenses do not exceed an annualized rate of 1.10%.

For the period May 1, 2010 through April 30, 2011, Lord Abbett has contractually agreed to continue such waivers under the same terms. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the period ended December 31, 2010, the Fund did not incur expenses for such services arrangements.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

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Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal period ended December 31, 2010 was as follows:

Period Ended 12/31/2010*
Distributions paid from:
Ordinary income	$1,227
Total distributions paid	$1,227
*	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforward*	$(7,736)
Temporary differences	(4)
Unrealized gains – net	23,215
Total accumulated gains – net	$15,475
*	As of December 31, 2010, the capital loss carryforward, along with the related expiration date was as follows:

2018	Total
$7,736	$7,736

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$211,453
Gross unrealized gain	25,341
Gross unrealized loss	(2,126)
Net unrealized security gain	$23,215

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

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Notes to Financial Statements (continued)

Permanent items identified during the fiscal period ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$7	$20	$(27)

The permanent differences are attributable to the tax treatment of certain distributions paid and received.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal period ended December 31, 2010 were as follows:

Purchases	Sales
$312,836	$93,627

There were no purchases or sales of U.S. Government securities for the fiscal period ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

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Notes to Financial Statements (continued)

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small and mid-sized company stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Period Ended December 31, 2010†
Shares sold	13,335
Reinvestment of distributions	76
Increase	13,411

†	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Value Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2010, and the related statement of operations, changes in net assets, and the financial highlights for the period from April 23, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2010, the results of its operations, the changes in its net assets, and financial highlights for period from April 23, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York February 15, 2011

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Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm
(since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company
(since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm
(since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm
(since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of
Viacell Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

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Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

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Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on March 3, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett. The Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. Additionally, the Board took into consideration its familiarity with Lord Abbett gained through its previous meetings and discussions.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the “peer expense group”); and (2) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services to be provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. Because the Fund had not yet begun operations, the Board was not able to review the Fund’s investment performance and compliance.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would be providing investment management services to the Fund, in light of its investment objective and discipline. The Board noted that the same personnel provided management services to Lord Abbett Value Opportunities Fund. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expected expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees to be paid by shareholders. The Board noted that it and Lord Abbett had agreed to cap expenses of the Fund for the period from May 1, 2010 through April 30, 2011 at 1.10% of average daily net assets.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board took into account Lord Abbett’s

27

overall profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the proposed advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Value Opportunities Portfolio

SFVALOPP-PORT-2-1210

(02/11)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2010 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2010 and 2009 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2010	2009
Audit Fees {a}	$408,500	$282,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	408,500	282,500

Tax Fees {b}	96,080	46,936
All Other Fees	- 0 -	- 0 -

Total Fees	$504,580	$329,436

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2010 and 2009 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees {a}	$171,360	$161,385

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman
Date: February 14, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 14, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 14, 2011